As filed with the U.S. Securities and Exchange Commission on January 5, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23108

Amplify ETF Trust
(Exact name of registrant as specified in charter)

3333 Warrenville Road Suite #350

Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Christian Magoon

Amplify ETF Trust

3333 Warrenville Road Suite #350

Lisle, IL 60532
(Name and address of agent for service)

With copies to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, IL 60603

(855)-267-3837

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

AMPLIFY ETF TRUST

Amplify High Income ETF YYY

Amplify Online Retail ETF IBUY

Amplify CWP Enhanced Dividend Income ETF DIVO

Amplify Transformational Data Sharing ETF BLOK

Amplify Lithium & Battery Technology ETF BATT

Amplify BlackSwan Growth & Treasury Core ETF SWAN

Amplify Emerging Markets FinTech ETF EMFQ

Amplify Seymour Cannabis ETF CNBS

Amplify BlackSwan ISWN ETF ISWN

Amplify Thematic All-Stars ETF MVPS

Amplify BlackSwan Tech & Treasury ETF QSWN

Amplify Inflation Fighter ETF IWIN

Amplify Natural Resources Dividend Income ETF NDIV

Amplify International Enhanced Dividend Income ETF IDVO

Amplify Cash Flow Dividend Leaders ETF COWS

Amplify Cash Flow High Income ETF HCOW

ANNUAL REPORT

October 31, 2023

Amplify ETF Trust

Table of Contents

Amplify ETF Trust (the “Trust”) files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Part F of Form N-PORT within sixty days after the end of the period. The Trust’s Part F of Form N-PORT is available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Amplify Investments, LLC (the “Adviser”) uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-267-3837 and (ii) on the Commission’s website at www.sec.gov.

Amplify ETF Trust

Market Performance

October 31, 2023 (Unaudited)

A review of equity markets this year could perhaps best be described as “it was the best of times, it was the worst of times,” to quote Charles Dickens. In October of 2022 equity markets began to rebound after a miserable year, a rally that continued for the first half of 2023. The Federal Reserve (Fed) raised interest rates four times in 2023, but the economy showed surprising resilience to the higher rate regime and fears of a recession waned. Prices remained high for many goods, but the rate of inflation moderated, and consumers continued to spend. The equity market peaked on July 31, at which point the Standard & Poor's (S&P) 500 Index was up 19.5% for the year.

However, concerns over lackluster earnings, as well as the potential for slowing growth and lofty valuations sparked a sharp reversal. From August through October, equities declined for three straight months, at one point entering the technical definition of a correction of a 10% decline of the S&P 500 Index from its most recent high. Nonetheless, as of October 31, 2023, the S&P 500 Index was still up 9.2% for the year, and 17% from its low in October 2022.

A critical feature of equity markets this year was the concentration of returns. Most of the rise of the S&P 500 Index through July of 2023 – as well as the decline in late summer into early fall – was attributable to just seven stocks frequently referred to as the “Magnificent Seven” – Apple, Alphabet, Amazon, Meta, Microsoft, Nvidia and Tesla. Together, they account for around half of the weighting of the Nasdaq 100 and represent the largest combined weight of the top seven companies in the S&P 500 Index seen this century. Although they represent different aspects of the tech industry, including hardware, software, AI, social media and electric vehicles, that is still a major concentration, with significant portfolio construction implications. The severity of the market swing this year resulting from such a concentration of stocks in an index underscores yet again the importance of diversification.

The late summer swoon in stocks also coincided with a selloff in bonds as expectations grew that interest rates would remain high for some time, even with the Fed announcing a pause in rate hikes. Treasury yields rose sharply (when bond prices fall, yields rise), with most notably, the yield on a 10-year Treasury note hitting 5%, a significant milestone, although it has since fallen back somewhat. The rise in interest rates led to higher yields in cash investments, such as money market funds and certificates of deposit, reaching 5% in some cases. As a result, many investors decided to “de-risk” their portfolio and embrace the relative safety of cash investments, which offered decent returns for the first time in many years.

From a sector perspective, 2023 saw sectors associated with stronger economic conditions perform best, a reversal from what investors experienced in 2022. Communication Services and Technology led the pack with returns of 36.6% and 33.7%, respectively, while Consumer Discretionary was up 20%. Sectors most impacted by higher rates were the worst performers, with Utilities down 15.5% and Real Estate down 10.7%. Consumer Staples, a traditional “defensive” sector also lagged, declining 7.9%, while Energy was not able to repeat its 2022 success, when it was the only positive performing sector in the S&P 500 Index, falling 3% through October 31st, 2023.

Although investors were mostly focused on the economy and Federal Reserve rate hikes, geopolitical turmoil continued to weigh on investors’ minds. Concerns about the health of China’s real estate and banking sectors, and its potential impact on global growth, a bloody stalemate in the war in Ukraine, and, of course, the war in Israel, all contributed to geopolitical uncertainty. Still, the market impacts from those events have been relatively muted. Similarly, the US political situation, with the budget battles, potential government shutdowns, and the removal of the Speaker of the House, all dominated headlines, but had relatively little impact on markets.

Looking ahead to 2024, many of the drivers of returns this year – economic growth, the Fed, company earnings and stock valuations – are likely to continue. However, geopolitical concerns may become more top of mind for investors, particularly as we head into the US presidential election season, especially if it seems likely there will be a change in economic policy. The “best of times, worst of times” market environment could well persist in 2024.

Past performance does not guarantee future results.

Investing involves risk; Principal loss is possible. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Please see the Schedule of Investments for a complete list of Fund holdings.

S&P 500 Index: The S&P 500 is a market value weighted index and one of the common benchmarks for the U.S. stock market.

Amplify ETF Trust

Amplify High Income ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify High Income ETF (YYY or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ISE High IncomeTM Index (the “Index”). The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of the Index. Because the Index is comprised of securities issued by other investment companies (as opposed to operating companies), the Fund operates in a manner that is commonly referred to as a “fund of funds,” meaning that it invests its assets in shares of funds that are included in the Index.

The Fund had a NAV total return of 3.52%. The Index had a total return of 3.85%. The S&P 500 Index had a total return of 10.14%. The Fund invests in closed-end funds with exposure to a variety of asset classes. Across the asset classes, mixed allocation funds contributed 9.39%, fixed income funds contributed 5.04% followed by equity funds at 2.83%. The performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Five Year	Ten Year	Inception to Date(a)
Amplify High Income ETF – NAV	3.52%	0.73%	0.78%	1.96%	3.73%
Amplify High Income ETF – Market Price	3.30%	0.59%	0.68%	1.89%	3.69%
Hybrid SWM/ISE High Income Index(b)	3.85%	1.17%	1.27%	2.30%	3.98%
ISE High Income Index	3.85%	1.17%	1.27%	2.30%	3.38%(c)
S&P 500 Index	10.14%	10.36%	11.01%	11.18%	12.92%

(a)   Fund commenced operations on June 11, 2012.

(b)   Reflects performance of Sustainable North American Oil Sands Index® through June 20, 2013 and ISE High Income Index thereafter.

(c)   This figure represents performance of the ISE High Income IndexTM after the change in the index strategy utilized by the Fund beginning on June 20, 2013, and not since inception.

Amplify ETF Trust

Amplify High Income ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The Fund is the successor to the investment performance of the YieldShares High Income Fund (the “Predecessor High Income Fund”) as a result of the reorganization of the Predecessor High Income Fund into the Fund on October 7, 2019. Accordingly, the performance information shown in the chart and table above for periods prior to October 7, 2019 is that of the Predecessor High Income Fund’s Shares for the Fund. The Predecessor High Income Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/YYY. Per the prospectus, the Fund's Total Expense Ratio was 2.72%. Prior to June 20, 2013, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the SWM Index. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Online Retail ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Online Retail ETF (IBUY or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Online Retail Index (the “Index”). The Index seeks to measure the performance of global equity securities of publicly traded companies with significant revenue from the online retail business. The Index methodology is designed to result in a portfolio that has the potential for capital appreciation.

The Fund had a NAV total return of 3.62%. The Index had a total return of 4.23%. The S&P 500 Index had a total return of 10.14%. During the fiscal year, the top three sectors for contribution to performance were Real Estate at 46.02%, Industrials at 13.29% and Consumer Staples at 11.03%. The sectors with the lowest contribution to performance were Communication Services at -0.34%, Financials at -19.91% and Health Care at -43.42%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Five Year	Inception to Date(a)
Amplify Online Retail ETF – NAV	3.62%	-22.21%	-0.92%	7.09%
Amplify Online Retail ETF – Market Price	3.30%	-22.24%	-0.89%	7.07%
EQM Online Retail Index	4.23%	-21.95%	-0.67%	7.42%
S&P 500 Index	10.14%	10.36%	11.01%	11.62%

(a)   Fund commenced operations on April 19, 2016.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/IBUY. Per the prospectus, the Fund's Total Expense Ratio was 0.65%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify CWP Enhanced Dividend Income ETF (DIVO or the “Fund”) seeks to provide current income as its primary investment objective and to provide capital appreciation as its secondary investment objective. The Fund is actively managed and invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded equity securities and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call option contracts on such equity securities.

The Fund had a NAV total return of 1.47%. The Fund is actively managed and does not track an index. The S&P 500 Index had a total return of 10.14%. The Dow Jones Industrial Average and Cboe S&P 500 BuyWrite Index had total returns of 0.98% and 7.27%, respectively. During the fiscal year, the top three sectors for contribution to performance were Information Technology at 32.79%, Financials at 7.27% and Consumer Staples at 5.51%. The sectors with the lowest contribution to performance were Materials at -6.37%, Energy at -11.41% and Industrials at -13.05%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Five Year	Inception to Date(a)
Amplify CWP Enhanced Dividend Income ETF – NAV	1.47%	10.78%	9.84%	10.42%
Amplify CWP Enhanced Dividend Income ETF – Market Price	1.18%	10.66%	9.79%	10.40%
Cboe S&P 500 BuyWrite Index	7.27%	8.30%	3.85%	4.67%
Dow Jones Industrial Average	0.98%	7.64%	5.65%	7.64%
S&P 500 Index	10.14%	10.36%	11.01%	11.28%

(a)   Fund commenced operations on December 13, 2016.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/DIVO. Per the prospectus, the Fund's Total Expense Ratio was 0.55%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund changed its benchmark indices from the Cboe S&P 500 BuyWrite Index and Dow Jones Industrial Average to the S&P 500 Index.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Transformational Data Sharing ETF (BLOK or the “Fund”) seeks to provide investors with total return. The Fund is an actively managed ETF investing in equity securities of companies actively involved in the development and utilization of blockchain technologies across a wide variety of industries that are leading in the research, development, utilization, and funding of blockchain-based transformational data sharing technologies.

The Fund had a NAV total return of 11.05%. The Fund is actively managed and does not track an index. The S&P 500 Index and MSCI AC World Index Net had total returns of 10.14% and 10.50%, respectively. During the fiscal year, the top three sectors for contribution to performance were Consumer Staples at 16.57%, Information Technology 16.34 and Financials at 3.01%. The sectors with the lowest contribution to performance were Communication Services at -12.94%, Consumer Discretionary at -18.73% and Energy at -21.04%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Five Year	Inception to Date(a)
Amplify Transformational Data Sharing ETF – NAV	11.05%	-1.14%	7.26%	3.77%
Amplify Transformational Data Sharing ETF – Market Price	8.42%	-1.19%	7.29%	3.79%
MSCI AC World Index Net	10.50%	6.68%	7.47%	4.94%
S&P 500 Index	10.14%	10.36%	11.01%	9.28%

(a)   Fund commenced operations on January 16, 2018.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/BLOK. Per the prospectus, the Fund's Total Expense Ratio was 0.75%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Lithium & Battery Technology ETF (BATT or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Lithium & Battery Technology Index (the “Index”). The Index seeks to provide exposure to global companies deriving material revenue associated with the development, production and use of lithium battery technology including: (1) the development and production of lithium battery technologies and/or battery storage solutions, (2) the exploration, production, development, processing, and/or recycling of the materials and metals used in lithium-ion batteries such as Lithium, Cobalt, Nickel, Manganese, Vanadium and/or Graphite, and/or (3) the development and production of electric vehicles. The Index is adjusted quarterly.

The Fund had a NAV total return of -18.52%. The Index had a total return of -18.65%. The S&P 500 Index had a total return of 10.14%. The Fund’s investments during the year were in four different sectors. During the fiscal year, the top two sectors for contribution to performance were Consumer Discretionary at -3.33% and Information Technology -18.28%. The sectors with the lowest contribution to performance were Materials at -20.64% and Industrials at -31.76%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Five Year	Inception to Date(a)
Amplify Lithium & Battery Technology ETF – NAV	-18.52%	-0.98%	-3.17%	-10.53%
Amplify Lithium & Battery Technology ETF – Market Price	-18.02%	-0.98%	-3.13%	-10.47%
EQM Lithium & Battery Technology Index(b)	-18.65%	-0.86%	N/A	-1.63%(c)
S&P 500 Index	10.14%	10.36%	11.01%	10.02%

(a)   Fund commenced operations on June 4, 2018.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

(b)   On October 14, 2020, the Fund ceased being an actively-managed fund and began following the EQM Lithium & Battery Technology Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to October 14, 2020 are not indicative of the performance that the Fund, based on its current index and investment objective, would have generated. Performance data is not available for all the periods shown in the table for the Index because performance data does not exist for some of the entire periods.

(c)   This figure represents performance of the EQM Lithium & Battery Technology Index after the change in the index strategy utilized by the Fund beginning on October 14, 2020, and not since inception. The Net Asset Value return for the period beginning on October 14, 2020 was -1.71%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/BATT. Per the prospectus, the Fund's Total Expense Ratio was 0.59%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify BlackSwan Growth & Treasury Core ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify BlackSwan Growth & Treasury Core ETF (SWAN or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network BlackSwan Core Index (the “Index”). The Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index, which will primarily include U.S. Treasury securities and long-dated call options (“LEAP Options”) on the SPDR S&P 500 ETF Trust (“SPY”).

The Fund had a NAV total return of -2.97%. The Index had a total return of -2.62%. The S&P 500 Index had a total return of 10.14%. During the year the Fund primarily held LEAPS and US Treasuries. The LEAPS returned -52.91% for the period while the Treasuries returned -1.35%. The performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Inception to Date(a)
Amplify BlackSwan Growth & Treasury Core ETF – NAV	-2.97%	-5.85%	1.50%
Amplify BlackSwan Growth & Treasury Core ETF – Market Price	-3.25%	-5.90%	1.42%
S-Network BlackSwan Core Total Return Index	-2.62%	-5.24%	2.30%
S&P 500 Index	10.14%	10.36%	10.82%

(a)   Fund commenced operations on November 5, 2018.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/SWAN. Per the prospectus, the Fund's Total Expense Ratio was 0.49%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Emerging Markets FinTech ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Emerging Markets FinTech ETF (EMFQ or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Emerging Markets Fintech Index (the “Index”). The Index seeks to measure the performance of equity securities (common stock and depositary receipts) issued by emerging market and frontier market companies that derive at least 50% of their revenue from financial technology (Fintech).

The Fund had a NAV total return of -0.59%. The Index had a total return of 0.34%. The S&P 500 Index had a total return of 10.14%. During the fiscal year, the top three sectors for contribution to performance were Industrials at 47.08%, Real Estate at 46.02% and Financials at 5.22%. The sectors with the lowest contribution to performance were Communication Services at -12.37%, Information Technology at -16.75% and Consumer Discretionary at -25.74%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Inception to Date(a)
Amplify Emerging Markets FinTech ETF – NAV	-0.59%	-23.51%	-6.01%
Amplify Emerging Markets FinTech ETF – Market Price	-0.50%	-23.67%	-6.10%
Hybrid EQM International Ecommerce/EQM Emerging Markets Fintech Index(b)	0.34%	-23.22%	-5.47%
EQM Emerging Markets FinTech Index	0.34%	-8.44%(c)	3.20%(c)
S&P 500 Index	10.14%	10.36%	12.12%
MSCI Emerging Markets Index	10.80%	-3.67%	0.02%

(a)   Fund commenced operations on January 29, 2019.

(b)   Reflects performance of EQM International Ecommerce Index through February 9, 2022 and EQM Emerging Markets FinTech Index thereafter.

(c)   This figure represents performance of the EQM Emerging Markets FinTech Index after the change in the index strategy utilized by the Fund beginning on February 9, 2022, and not during the previous 3 years or since inception.

The Fund changed its benchmark index from the S&P 500 Index to the MSCI Emerging Markets Index.

Amplify ETF Trust

Amplify Emerging Markets FinTech ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/EMFQ. Per the prospectus, the Fund's Total Expense Ratio was 0.69%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Seymour Cannabis ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Seymour Cannabis ETF (CNBS or the “Fund”) is an actively managed and seeks to provide investors capital appreciation by investing in the securities of global companies engaged in cannabis and hemp ecosystem across one of three classifications, which includes cannabis/hemp plant (pharmaceuticals/biotechnology, cultivation & retail, hemp products and cannabis-infused products), support (agricultural technology, real estate and commercial services), and ancillary (consumption devices/mechanisms, investing & finance, technology & media and other ancillary).

The Fund had a NAV total return of -46.60%. The Fund is actively managed and does not track an index. The S&P 500 Index had a total return of 10.14%. During the fiscal year, the top three sectors for contribution to performance were Financials at -18.30%, Real Estate at -30.99% and Health Care at -38.42%. The sectors with the lowest contribution to performance were Information Technology at -47.24%, Industrials at -61.30% and Consumer Staples at -68.00%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Three Year	Inception to Date(a)
Amplify Seymour Cannabis ETF – NAV	-46.60%	-32.22%	-35.85%
Amplify Seymour Cannabis ETF – Market Price	-46.95%	-32.36%	-35.84%
S&P 500 Index	10.14%	10.36%	10.09%

(a)   Fund commenced operations on July 22, 2019.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/CNBS. Per the prospectus, the Fund's Gross Expense Ratio was 1.08% and the Net Expense Ratio was 0.75%. The Adviser has contractually agreed to waive the management fee until March 1, 2024. Performance would have been lower without fee waivers in effect. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify BlackSwan ISWN ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify BlackSwan ISWN ETF (ISWN or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network International BlackSwan Index (the “Index”). The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index, which will primarily include U.S. Treasury securities and long-dated call options (“LEAP Options”) on the iShares MSCI EAFE ETF (“EFA”). The Index is a rules-based, quantitative index that seeks to provide capital protection against the unpredictable, rare and highly disruptive events that have come to be referred to as “Black Swans.”

The Fund had a NAV total return of -0.80%. The Index had a total return of -0.18%. The MSCI EAFE Index had a total return of 14.40%. During the year the Fund primarily held LEAPS and US Treasuries. The LEAPS returned 81.64% for the period while the Treasuries returned -1.36%. The performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Inception to Date(a)
Amplify BlackSwan ISWN ETF – NAV	-0.80%	11.43%
Amplify BlackSwan ISWN ETF – Market Price	-0.78%	-11.43%
S-Network BlackSwan International Index	-0.18%	-10.83%
MSCI EAFE Net Index	14.40%	-1.47%

(a)   Fund commenced operations on January 25, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/ISWN. Per the prospectus, the Fund's Total Expense Ratio was 0.49%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Thematic All-Stars ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Thematic All-Stars ETF (MVPS or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ETF All-Stars Thematic Composite Index (the “Index”). The Index seeks to provide access to the equity securities of a diversified basket of U.S. and non-U.S. companies that are owned by exchange-traded funds (“ETFs”) included in select “thematic” market segments: disruptive technology, evolving consumer, FinTech, health care innovation, industrial revolution, sustainability, and multi-theme.

The Fund had a NAV total return of 0.37%. The Index had a total return of 1.10%. The S&P 500 Index had a total return of 10.14%. During the fiscal year, the top three sectors for contribution to performance were Communication Services at 33.42%, Real Estate at 11.90% and Information Technology at 7.37%. The sectors with the lowest contribution to performance were Industrials at -23.22%, Utilities at -28.59% and Materials at -37.84%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Inception to Date(a)
Amplify Thematic All-Stars ETF – NAV	0.37%	-17.49%
Amplify Thematic All-Stars ETF – Market Price	0.20%	-17.66%
ETF All-Stars Thematic Composite Index	1.10%	-16.98%
S&P 500 Index	10.14%	0.25%

(a)   Fund commenced operations on July 20, 2021.

Amplify ETF Trust

Amplify Thematic All-Stars ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/MVPS. Per the prospectus, the Fund's Total Expense Ratio was 0.49%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify BlackSwan Tech & Treasury ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify BlackSwan Tech & Treasury ETF (QSWN or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network BlackSwan Tech & Treasury Index (the “Index”). The Fund will invest at least 80% of its net assets in the securities that comprise the S-Network BlackSwan Tech & Treasury Index, which will primarily include U.S. Treasury securities and long-dated call options (“LEAP Options”) on the Invesco QQQ Trust, Series 1 (“QQQ”).

The Fund had a NAV total return of 5.25%. The Index had a total return of 5.76%. The Nasdaq 100 Index had a total return of 27.45%. During the year the Fund primarily held LEAPS and US Treasuries. The LEAPS returned 117.77% for the period while the Treasuries returned -1.35%. The performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Inception to Date(a)
Amplify BlackSwan Tech & Treasury ETF – NAV	5.25%	-15.58%
Amplify BlackSwan Tech & Treasury ETF – Market Price	5.10%	-15.62%
S-Network BlackSwan Tech & Treasury Index	5.76%	-15.28%
Nasdaq 100 Total Return Index	27.45%	-5.80%

(a)   Fund commenced operations on December 8, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/QSWN. Per the prospectus, the Fund's Total Expense Ratio was 0.49%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Inflation Fighter ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Inflation Fighter ETF (IWIN or the “Fund”) seeks to provide investors with long-term capital appreciation in inflation-adjusted terms. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing up to 80% of its net assets (plus borrowings for investment purposes) in portfolio holdings expected to benefit, either directly or indirectly, from rising prices (i.e., inflation).

The Fund had a NAV total return of 15.99%. The Fund is actively managed and does not track an index. The S&P 500 Index had a total return of 10.14%. During the fiscal year, the top three sectors for contribution to performance were Consumer Discretionary at 47.72%, Materials at 26.51% and Energy at 14.21%. The sectors with the lowest contribution to performance were Real Estate at -5.11%, Consumer Staples at -19.53% and Financials at -47.56%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Inception to Date(a)
Amplify Inflation Fighter ETF – NAV(b)	15.99%	-2.67%
Amplify Inflation Fighter ETF – Market Price	16.07%	-2.67%
S&P 500 Index	10.14%	-2.93%

(a)   Fund commenced operations on February 1, 2022.

(b)   Return calculated using traded NAV.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/IWIN. Per the prospectus, the Fund's Total Expense Ratio was 0.92%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Natural Resources Dividend Income ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Natural Resources Dividend Income ETF (NDIV or the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Natural Resources Dividend Income Index (the “Index”). The Index is a gross total return index that seeks to provide investment exposure to dividend-paying equity securities of global companies operating primarily in the following natural resource, commodity-related industries: energy (oil, gas & consumable fuels), chemicals, agriculture, precious and industrial metals & mining, paper products, and timber.

The Fund had a NAV total return of 12.34%. The Index had a total return of 13.22%. The MSCI AC World Index Ex USA Net Index had total a return of 12.07%. The Fund is concentrated in several sectors. During the fiscal year, the contribution to return across these sectors was Energy at 12.18%, Materials at -0.81% and Industrials at -38.78%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Inception to Date(a)
Amplify Natural Resources Dividend Income ETF – NAV	12.34%	8.27%
Amplify Natural Resources Dividend Income ETF – Market Price	12.34%	8.31%
EQM Natural Resources Dividend Income Index	13.22%	9.40%
MSCI AC World Index Ex USA Net Index	12.07%	1.63%
MSCI AC World Index	10.50%	2.08%

(a)   Fund commenced operations on August 23, 2022.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/NDIV. Per the prospectus, the Fund's Total Expense Ratio was 0.59%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund changed its benchmark index from the MSCI AC World Index Ex USA Net Index to the MSCI AC World Index.

Amplify ETF Trust

Amplify International Enhanced Dividend Income ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify International Enhanced Dividend Income ETF (IDVO or the “Fund”) seeks to provide current income as its primary investment objective and to provide capital appreciation as its secondary investment objective. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend-paying U.S. exchange-traded American depositary receipt (“ADR”) securities (“Equity Securities”) that are organized or located outside of the United States and will opportunistically utilize an “option strategy” consisting of writing (selling) U.S. exchange-traded covered call option contracts on such Equity Securities.

The Fund had a NAV total return of 14.59%. The Fund is actively managed and does not track an index. The MSCI AC World Index ex USA Index had a total return of 12.07%. During the fiscal year, the top three sectors for contribution to performance were Materials at 33.08%, Energy at 28.77% and Health Care at 22.06%. The sectors with the lowest contribution to performance were Consumer Staples at 7.19%, Industrials at -2.26% and Utilities at -22.67%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

	ANNUALIZED RETURNS
	One Year	Inception to Date(a)
Amplify International Enhanced Dividend Income ETF – NAV	14.59%	10.50%
Amplify International Enhanced Dividend Income ETF – Market Price	14.41%	10.46%
MSCI AC World Index Ex USA Net Index	12.07%	6.28%

(a)   Fund commenced operations on September 7, 2022.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/IDVO. Per the prospectus, the Fund's Total Expense Ratio was 0.65%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Cash Flow Dividend Leaders ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Cash Flow Dividend Leaders ETF (COWS or the “Fund”) seeks investment results that generally track the total return performance (before fees and expenses) of the Kelly US Cash Flow Dividend Leaders Index (the “Index”). The Index uses an objective, rules-based methodology that comprises of at least 40 and up to 100 mid- to large-capitalization publicly traded equity securities of US companies exhibiting characteristics of high free cash flow and consistent dividend growth. A company’s “free cash flow” or “FCF” measures its cash flow from operations minus capital expenditures. The Index is reconstituted and rebalanced quarterly.

The Fund had a NAV total return of -6.94%. The Index had a total return of -6.96%. The S&P 500 Index had a total return of -5.85%. These returns are from the inception of the Fund on 9/12/23 through 10/31/23. During the since-inception period, the top three sectors for contribution to performance were Consumer Staples at 1.86%, Health Care at -2.62% and Communication Services at -4.34%. The sectors with the lowest contribution to performance were Industrials at -7.13%, Materials at -10.24% and Financials at -11.42%. Sector performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2023
Inception to Date(a)
Amplify Cash Flow Dividend Leaders ETF – NAV	-6.94%
Amplify Cash Flow Dividend Leaders ETF – Market Price	-6.93%
Kelly US Cash Flow Dividend Leaders Index	-6.96%
S&P 500 Index	-5.85%

(a)   Fund commenced operations on September 12, 2023.

Amplify ETF Trust

Amplify Cash Flow Dividend Leaders ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/COWS. Per the prospectus, the Fund's Gross Expense Ratio was 0.39% and the Net Expense Ratio was 0.00%. The Adviser has contractually agreed to waive the management fee until September 12, 2024. Performance would have been lower without fee waivers in effect. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify Cash Flow High Income ETF

Fund Performance

October 31, 2023 (Unaudited)

The Amplify Cash Flow High Income ETF (HCOW or the “Fund”) seeks to provide investors with current income. The Fund is an actively managed ETF that seeks to achieve its investment objective by investing in shares of the Amplify Cash Flow Dividend Leaders ETF (the “COWS ETF”) and in a portfolio that seeks targeted rates of additional income pursuant to a “Call Income Strategy.” The Call Income Strategy provides investment exposure to daily sold call option contracts at strike prices above the then-current value of the S&P 500 Index and is designed to supplement the Fund’s investment in the COWS ETF, an exchange-traded fund investing in companies with high cash flows.

The Fund had a NAV total return of -5.18%. The Fund is actively managed and does not track an index. The S&P 500 Index had a total return of -5.50%. These returns are from the inception of the Fund on 9/19/23 through 10/31/23. During the since-inception period, the Funds position in COWS contributed -5.37% and the Call Income Strategy contributed 0.92%. These performance numbers reflect their total return during the period.

Growth of a $10,000 Investment

(at Net Asset Value)

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2023
Inception to Date(a)
Amplify Cash Flow High Income ETF – NAV	-5.18%
Amplify Cash Flow High Income ETF – Market Price	-5.17%
S&P 500 Index	-5.50%

(a)   Fund commenced operations on September 19, 2023.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end please call 855-267-3837 or visit AmplifyETFs.com/HCOW. Per the prospectus, the Fund's Total Expense Ratio was 0.65%. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amplify ETF Trust

Amplify High Income ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
INVESTMENT COMPANIES — 99.5%
Equity — 10.2%
Aberdeen Total Dynamic Dividend Fund	1,256,862	$9,124,818
John Hancock Premium Dividend Fund	186,621	1,785,963
Kayne Anderson Energy Infrastructure Fund(a)	1,220,006	9,686,848
Liberty All-Star Equity Fund(a)	1,077,393	6,281,201
MainStay CBRE Global Infrastructure Megatrends Term Fund	719,490	7,943,170
		34,822,000
Fixed Income — 89.3%
Aberdeen Asia-Pacific Income Fund, Inc.	3,152,208	7,533,777
AllianceBernstein Global High Income Fund, Inc.	499,325	4,638,729
BlackRock Corporate High Yield Fund, Inc.	980,125	8,262,454
BlackRock Credit Allocation Income Trust	230,148	2,121,965
BlackRock Resources & Commodities Strategy Trust	782,738	6,747,202
BlackRock Taxable Municipal Bond Trust	100,585	1,504,752
Blackstone Strategic Credit 2027 Term Fund	976,202	10,386,789
Cohen & Steers Quality Income Realty Fund, Inc.	454,915	4,330,791
Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund(a)	341,087	5,733,672
DoubleLine Income Solutions Fund(a)	284,791	3,115,613
DoubleLine Yield Opportunities Fund	403,388	5,728,110
Eagle Point Credit Co., Inc.(a)	1,398,818	13,092,936
Eaton Vance Ltd. Duration Income Fund	1,161,296	10,080,049
First Trust High Yield Opportunities 2027 Term Fund	265,727	3,403,963
First Trust Intermediate Duration Preferred & Income Fund	597,550	8,503,136
Description	Shares	Value
Flaherty & Crumrine Preferred and Income Securities Fund, Inc.	250,733	$3,146,699
FS Credit Opportunities Corp.	1,844,935	10,054,896
Guggenheim Active Allocation Fund/DE	282,365	3,696,158
Highland Opportunities and Income Fund	889,158	6,490,853
Invesco Senior Income Trust	2,971,888	11,590,363
Nuveen AMT-Free Municipal Credit Income Fund	826,039	8,285,171
Nuveen California Quality Municipal Income Fund	575,123	5,394,654
Nuveen Credit Strategies Income Fund	2,080,321	10,172,770
Nuveen Floating Rate Income Fund/Closed-end Fund	1,328,839	10,404,809
Nuveen Municipal Credit Income Fund	594,366	6,003,097
Nuveen Preferred & Income Opportunities Fund(a)	1,668,862	10,113,304
Nuveen Preferred & Income Securities Fund(a)	1,581,779	9,411,585
Nuveen Quality Municipal Income Fund	377,053	3,698,890
Oxford Lane Capital Corp.(a)	2,742,243	12,998,232
PGIM Global High Yield Fund, Inc.	968,367	10,041,966
PIMCO Access Income Fund	800,123	10,425,603
PIMCO Corporate & Income Opportunity Fund	806,898	10,328,294
Pimco Dynamic Income Fund	694,636	11,350,352
PIMCO Dynamic Income Opportunities Fund	938,977	10,272,408
PIMCO High Income Fund	1,684,197	7,242,047
PIMCO Income Strategy Fund II	430,519	2,673,523
Thornburg Income Builder Opportunities Trust	538,986	7,540,414
Western Asset Diversified Income Fund	792,244	9,839,670
Western Asset Emerging Markets Debt Fund, Inc.	1,063,184	8,569,263
Western Asset Inflation-Linked Opportunities & Income Fund	1,154,715	9,457,116
		304,386,075
Total Investment Companies (Cost $419,093,171)		339,208,075

MONEY MARKET FUNDS — 0.1%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(b)	571,526	571,526
Total Money Market Funds (Cost $571,526)		571,526

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify High Income ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 2.3%
First American Government Obligations Fund - Class X — 5.21%(b)	7,804,375	$7,804,375
Total Investments Purchased with Proceeds from Securities Lending (Cost $7,804,375)		7,804,375

Total Investments — 101.9% (Cost $427,469,072)		$347,583,976

Percentages are based on Net Assets of $340,947,275.

(a)  All or a portion of this security is out on loan as of October 31, 2023. Total value of securities out on loan is $7,660,967 or 2.2% of net assets.

(b)  Seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Online Retail ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.9%
Omnichannel — 10.6%
Apple, Inc.	5,752	$982,269
Best Buy Co., Inc.	13,291	888,104
Dick’s Sporting Goods, Inc.	8,279	885,439
Gap, Inc.	109,714	1,404,339
H & M Hennes & Mauritz AB	29,854	399,303
Industria de Diseno Textil SA	13,171	453,625
Kohl’s Corp.	40,319	909,193
Kroger Co.	23,089	1,047,548
Lululemon Athletica, Inc.(a)	1,365	537,100
Macy’s, Inc.	68,333	832,296
Next PLC	5,555	464,796
NIKE, Inc. - Class B	10,317	1,060,278
Nordstrom, Inc.	49,703	694,848
Tapestry, Inc.	26,460	729,238
Target Corp.	8,254	914,461
The Home Depot, Inc.	3,377	961,398
Ulta Beauty, Inc.(a)	2,476	944,124
Walmart, Inc.	6,975	1,139,785
Williams-Sonoma, Inc.	8,079	1,213,789
		16,461,933
Marketplace — 38.5%
Adevinta ASA(a)	223,810	1,964,432
Affirm Holdings, Inc.(a)	259,000	4,560,990
Alibaba Group Holding Ltd.(a)	131,000	1,340,091
BigCommerce Holdings, Inc.(a)	427,673	3,802,013
Copart, Inc.(a)	96,290	4,190,541
Coupang, Inc.(a)	250,612	4,260,404
Dada Nexus Ltd. - ADR(a)	281,844	1,082,281
Delivery Hero SE(a)(c)	35,384	897,432
DoorDash, Inc. - Class A(a)	49,462	3,707,177
Etsy, Inc.(a)	44,458	2,769,733
Fiverr International Ltd.(a)(b)	57,828	1,224,219
Global-e Online Ltd.(a)	38,129	1,338,709
JD.com, Inc.	82,900	1,057,272
KE Holdings, Inc. - ADR	91,792	1,350,260
Liquidity Services, Inc.(a)	251,055	4,837,830
Meituan(a)(c)	91,300	1,290,410
Description	Shares	Value
MercadoLibre, Inc.(a)	1,366	$1,694,851
Ozon Holdings PLC - ADR(a)(b)	106,678	—
PayPal Holdings, Inc.(a)	59,084	3,060,551
PDD Holdings, Inc. - ADR(a)	18,878	1,914,607
Sea Ltd. - ADR(a)	26,475	1,104,008
Shopify, Inc. - Class A(a)	24,946	1,177,202
Uber Technologies, Inc.(a)	91,298	3,951,377
Upwork, Inc.(a)	421,326	4,402,857
Vivid Seats, Inc. - Class A(a)	524,058	3,081,461
		60,060,708
Traditional Retail — 39.2%
1-800-Flowers.com, Inc. - Class A(a)	526,660	3,955,217
Allegro.eu SA(a)(c)	185,234	1,325,911
Amazon.com, Inc.(a)	33,184	4,416,459
ASKUL Corp.	113,500	1,465,410
ASOS PLC(a)	311,080	1,495,017
Carvana Co.(a)(b)	105,176	2,839,752
Chegg, Inc.(a)	430,275	3,239,971
Chewy, Inc. - Class A(a)	130,097	2,514,775
eBay, Inc.	97,469	3,823,709
Farfetch Ltd. - Class A(a)(b)	303,848	455,772
Figs, Inc. - Class A(a)	595,153	3,279,293
HelloFresh SE(a)	56,500	1,229,132
Hims & Hers Health, Inc.(a)	505,989	3,025,814
IAC, Inc.(a)	64,380	2,739,369
iQIYI, Inc. - ADR(a)	285,883	1,332,215
Jade Group, Inc./Japan(a)	132,800	1,264,261
Netflix, Inc.(a)	10,304	4,242,054
Ocado Group PLC(a)	131,112	741,503
Oisix ra daichi, Inc.(a)(b)	97,100	730,292
Overstock.com, Inc.(a)	121,512	1,895,587
Revolve Group, Inc.(a)	227,557	3,128,909
Shutterstock, Inc.	85,504	3,478,303
Spotify Technology SA(a)	11,039	1,818,786
Vipshop Holdings Ltd. - ADR(a)	94,056	1,341,238
Wayfair, Inc. - Class A(a)	61,919	2,638,369
Zalando SE(a)(c)	46,278	1,076,779
ZOZO, Inc.	80,100	1,509,521
		61,003,418
Travel — 11.6%
Airbnb, Inc. - Class A(a)	28,656	3,389,718
Booking Holdings, Inc.(a)	1,441	4,019,756
Expedia Group, Inc.(a)	35,819	3,413,192
MakeMyTrip Ltd.(a)	56,650	2,194,054
Trip.com Group Ltd.(a)	41,400	1,422,104
TripAdvisor, Inc.(a)	244,429	3,607,771
		18,046,595
Total Common Stocks (Cost $260,201,037)		155,572,654

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Online Retail ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
MONEY MARKET FUNDS — 0.2%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(d)	276,504	$276,504
Total Money Market Funds (Cost $276,504)		276,504

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDS — 2.6%
First American Government Obligations Fund - Class X — 5.21%(d)	4,133,342	4,133,342
Total Investments Purchased with Proceeds from Securities Lending (Cost $4,133,342)		4,133,342

Total Investments — 102.7% (Cost $264,610,883)		$159,982,500

Percentages are based on Net Assets of $155,740,639.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  All or a portion of this security is out on loan as of October 31, 2023. Total value of the securities out on loan is $2,250,920 or 1.4% of net assets.

(c)  Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. At October 31, 2023, the value of these securities amounted to $4,590,532, or 2.9% of net assets.

(d)  Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 86.6%
Communication Services — 2.2%
Verizon Communications, Inc.	1,748,188	$61,413,844

Consumer Discretionary — 8.6%
Home Depot, Inc.	382,065	108,770,085
McDonald’s Corp.(a)	517,970	135,796,195
		244,566,280
Consumer Staples — 13.7%
Coca-Cola Co.(a)	2,078,506	117,414,804
Procter & Gamble Co.	1,023,814	153,602,814
Walmart, Inc.(a)	726,097	118,651,511
		389,669,129
Energy — 10.7%
Chevron Corp.	951,208	138,619,542
ConocoPhillips	492,684	58,530,859
Schlumberger NV	1,914,834	106,579,660
		303,730,061
Financials — 14.5%
Goldman Sachs Group, Inc.	414,880	125,961,717
JPMorgan Chase & Co.(a)	963,438	133,975,688
Visa, Inc. - Class A	645,745	151,814,650
		411,752,055
Health Care — 12.6%
Johnson & Johnson	525,136	77,898,674
Merck & Co., Inc.(a)	1,072,640	110,160,128
UnitedHealth Group, Inc.	315,451	168,942,938
		357,001,740
Industrials — 7.6%
Caterpillar, Inc.	111,799	25,272,164
Deere & Co.	232,765	85,043,020
United Parcel Service, Inc. - Class B(a)	753,043	106,367,324
		216,682,508
Description	Shares	Value
Information Technology — 12.9%
Apple, Inc.(a)	843,924	$144,116,901
Cisco Systems, Inc.	1,157,983	60,365,654
Microsoft Corp.(a)	479,381	162,083,510
		366,566,065
Materials — 1.8%
Freeport-McMoRan, Inc.	1,486,045	50,198,600

Utilities — 2.0%
Duke Energy Corp.(a)	656,940	58,395,397
Total Common Stocks (Cost $2,424,051,732)		2,459,975,679

MONEY MARKET FUNDS — 13.4%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(b)	379,704,068	379,704,068
Total Money Market Funds (Cost $379,704,068)		379,704,068

Total Investments — 100.0% (Cost $2,803,755,800)		$2,839,679,747

Percentages are based on Net Assets of $2,840,052,774.

(a)  All or portion of this security is held as collateral for the options written. At October 31, 2023, the value of these securities amounted to $5,683,962 or 0.2% of net assets.

(b)  Seven-day yield as of October 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

Schedule of Options Written

October 31, 2023

	Contracts	Notional Amount	Value
CALL OPTIONS WRITTEN(a) — (1.0)%
Apple, Inc., Expires 11/03/2023, Strike Price $180.00	8,000	$(136,616,000)	$(296,000)
Coca-Cola Co., Expires 11/17/2023, Strike Price $58.00	1,500	(8,473,500)	(38,250)
Duke Energy Corp., Expires 11/17/2023, Strike Price $95.00	1,000	(8,889,000)	(12,500)
JPMorgan Chase & Co., Expires 11/10/2023, Strike Price $152.50	5,000	(69,530,000)	(10,000)
McDonald’s Corp., Expires 11/17/2023, Strike Price $280.00	1,200	(31,460,400)	(16,800)
Merck & Co., Inc., Expires 11/17/2023, Strike Price $108.00	4,500	(46,215,000)	(110,250)
Microsoft Corp., Expires 11/03/2023, Strike Price $355.00	3,750	(126,791,250)	(30,000)
United Parcel Service, Inc., Expires 11/03/2023, Strike Price $135.00	3,000	(42,375,000)	(1,950,000)
Walmart, Inc., Expires 11/17/2023, Strike Price $170.00	6,000	(98,046,000)	(681,000)

Total Call Options Written
(Premiums Received $6,123,614)			$(3,144,800)

(a)  Exchange Traded.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Schedule of Investments

October 31, 2023

Sector Weightings (Unaudited)(*)

30.7% Software & Services
26.0% Financial Services
6.4% Banks
4.8% Consumer Discretionary Distribution
3.5% Media & Entertainment
3.0% Technology Hardware & Equipment
2.9% Semiconductors & Semiconductor Equipment
0.7% Consumer Staples Distribution & Retail
1.4% Convertible Bonds
0.4% Corporate Bonds
4.1% Exchange Traded Funds
2.4% Money Market Funds
13.7% Investments Purchased with Proceeds from Securities Lending

(*) Percentages based on total investments.

Description	Shares	Value
COMMON STOCKS — 91.6%
Banks — 7.5%
Customers Bancorp, Inc.(a)	308,724	$12,413,792
DBS Group Holdings Ltd.	250,036	5,999,111
NU Holdings Ltd. - Class A(a)	1,660,358	13,614,935
		32,027,838
Consumer Discretionary Distribution — 5.6%
Alibaba Group Holding Ltd. - ADR(a)	51,948	4,287,788
MercadoLibre, Inc.(a)	4,037	5,008,867
Overstock.com, Inc.(a)	934,364	14,576,078
		23,872,733
Consumer Staples Distribution & Retail — 0.8%
Walmart, Inc.	20,472	3,345,330

Financial Services — 30.6%
BlackRock, Inc.	6,700	4,102,276
Block, Inc.(a)	225,762	9,086,920
CME Group, Inc.	70,347	15,016,271
Coinbase Global, Inc. - Class A(a)	268,788	20,728,931
Franklin Resources, Inc.	263,440	6,003,798
Galaxy Digital Holdings Ltd.(a)(b)	4,206,442	19,109,850
Mastercard, Inc. - Class A	18,151	6,831,129
Mogo, Inc.(a)(b)	1,361,987	1,552,665
PayPal Holdings, Inc.(a)	239,020	12,381,236
Robinhood Markets, Inc. - Class A(a)	376,557	3,441,731
SBI Holdings, Inc.	897,057	19,098,156
Visa, Inc. - Class A	26,213	6,162,676
WisdomTree, Inc.	1,155,215	7,162,333
		130,677,972
Description	Shares	Value
Media & Entertainment — 4.1%
ROBLOX Corp. - Class A(a)	343,618	$10,930,489
Z Holdings Corp.	2,653,925	6,693,686
		17,624,175
Semiconductors & Semiconductor Equipment — 3.5%
Advanced Micro Devices, Inc.(a)	79,355	7,816,468
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	80,501	6,948,041
		14,764,509
Software & Services — 36.0%
Accenture PLC - Class A	41,843	12,431,137
BIGG Digital Assets, Inc.(a)(b)	4,232,385	518,843
Bitfarms Ltd.(a)(b)	7,578,825	8,033,800
Bitfarms Ltd.(a)(b)	3,772,038	3,960,640
Cipher Mining, Inc.(a)(b)	1,000,000	3,330,000
Cleanspark, Inc.(a)	3,559,541	14,594,118
Digital Garage, Inc.	419,482	8,302,464
GMO internet group, Inc.	946,252	13,624,905
Hive Digital Technologies Ltd.(a)(b)	2,582,611	7,902,790
Hive Digital Technologies Ltd.(a)(b)	895,486	2,744,414
Hut 8 Mining Corp.(a)(b)	5,754,296	12,448,450
International Business Machines Corp.	72,151	10,435,921
Marathon Digital Holdings, Inc.(a)(b)	1,177,436	10,373,211
MicroStrategy, Inc.(a)(b)	51,692	21,885,876
Opera Ltd. - ADR(b)	441,238	5,109,536
Oracle Corp.	60,570	6,262,938
Riot Platforms, Inc.(a)(b)	1,221,085	11,942,211
		153,901,254
Technology Hardware & Equipment — 3.5%
Canaan, Inc. - ADR(a)(b)	2,670,724	5,127,790
Cisco Systems, Inc.	76,275	3,976,216
CompoSecure, Inc.(a)(b)	986,432	5,948,185
		15,052,191
Total Common Stocks (Cost $686,123,365)		391,266,002

	Par Value
CONVERTIBLE BONDS — 1.7%
Core Scientific, Inc. 4.000% Cash and 6.000% PIK, 04/19/2025(a)(c)(d)	$28,320,319	7,238,673
Total Convertible Bonds (Cost $28,310,456)		7,238,673

CORPORATE BONDS — 0.4%
MicroStrategy, Inc. 6.125%, 06/15/2028(a)(e)	2,000,000	1,814,000
Total Corporate Bonds (Cost $1,561,461)		1,814,000

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
EXCHANGE TRADED FUNDS — 4.8%
3iQ Bitcoin ETF(a)	320,578	$1,791,584
Bitcoin ETF(a)	154,933	1,944,409
CI Galaxy Bitcoin ETF(a)	1,159,768	7,526,895
Purpose Bitcoin ETF(a)	1,470,396	9,204,679
Total Exchange Traded Funds (Cost $25,010,945)		20,467,567

MONEY MARKET FUNDS — 2.9%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(f)	12,235,878	12,235,878
Total Money Market Funds (Cost $12,235,878)		12,235,878

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 16.1%
First American Government Obligations Fund - Class X — 5.21%(f)	68,724,738	68,724,738
Total Investments Purchased with Proceeds from Securities Lending (Cost $68,724,738)		68,724,738

Total Investments — 117.5% (Cost $821,966,843)		$501,746,858

Percentages are based on Net Assets of $427,074,600.

ADR - American Depositary Receipt.

PIK - Payment In-Kind.

(a)  Non-income producing security.

(b)  All or a portion of this security is out on loan as of October 31, 2023. Total value of securities out on loan is $64,143,292 or 15.0% of net assets.

(c)   The Fund has fair valued this security. Value determined using significant unobservable inputs.

(d)  Restricted. Acquired on September 24, 2021. Item identified as in default as to the payment of interest.

(e)   Security exempt from registration under Rule 144(a) of the Securities Act of 1933. At October 31, 2023, the value of these securities amounted to $1,814,000 or 0.4% of net assets.

(f)   Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.5%
Consumer Discretionary — 27.4%
BAIC Motor Corp. Ltd. - Class H(a)	1,868,742	$544,485
BYD Co. Ltd.	237,241	7,197,344
CALB Group Co. Ltd.(a)(b)	281,191	661,182
Canoo, Inc.(b)(c)	591,848	162,226
EVgo, Inc.(b)(c)	137,459	283,853
Faraday Future Intelligent Electric, Inc.(b)(c)	15,215	16,128
Fisker, Inc.(b)(c)	80,201	360,904
Li Auto, Inc. - ADR(b)	86,532	2,925,647
Lucid Group, Inc.(b)(c)	218,060	898,407
NIO, Inc. - ADR(b)(c)	151,718	1,107,541
Niu Technologies - ADR(b)	92,638	200,098
Panasonic Holdings Corp.	224,850	1,941,802
Polestar Automotive Holding UK PLC - ADR (b) (c)	234,002	470,344
QuantumScape Corp.(b)(c)	61,253	319,741
Rivian Automotive, Inc. - Class A(b)	83,571	1,355,522
Sebang Global Battery Co. Ltd.	10,862	396,905
Solid Power, Inc.(b)(c)	139,328	183,913
Tesla, Inc.(b)	41,803	8,395,715
Description	Shares	Value
Tianneng Power International Ltd.	408,319	$368,389
Workhorse Group, Inc.(b)(c)	293,069	122,239
XPeng, Inc. - ADR(b)(c)	82,993	1,201,739
Yadea Group Holdings Ltd.(a)	388,872	710,632
Zhejiang Leapmotor Technology Ltd.(a)(b)	145,209	502,880
		30,327,636
Industrials — 23.1%
Advanced Energy Solution Holding Co. Ltd.	31,249	590,585
Blink Charging Co.(b)(c)	85,830	204,275
ChargePoint Holdings, Inc.(b)	83,947	213,225
Contemporary Amperex Technology Co. Ltd.	335,152	8,500,049
Ecopro BM Co. Ltd.	8,915	1,295,119
EnerSys	7,703	659,223
Enovix Corp.(b)(c)	35,380	315,236
Eos Energy Enterprises, Inc.(b)(c)	205,137	361,041
ESS Tech, Inc.(b)(c)	285,368	342,442
Eve Energy Co. Ltd.	216,399	1,372,657
FREYR Battery SA(b)(c)	70,791	227,239
FuelCell Energy, Inc.(b)(c)	273,876	298,525
GS Yuasa Corp.	30,825	489,397
Hydro Lithium, Inc.(b)	25,267	196,815
Hyliion Holdings Corp.(b)	292,311	174,305
Hyzon Motors, Inc.(b)(c)	279,257	217,820
Kempower Oyj(b)(c)	14,971	468,571
LG Energy Solution Ltd.(b)	18,682	5,332,576
Li-Cycle Holdings Corp.(b)(c)	96,669	129,536
Microvast Holdings, Inc.(b)(c)	200,793	246,975
Nikola Corp.(b)(c)	211,048	227,932
Plug Power, Inc.(b)(c)	84,002	494,772
Shin Heung Energy & Electronics Co. Ltd.	13,634	367,968
Sociedad Quimica y Minera de Chile SA - ADR(c)	26,999	1,306,752
The Lion Electric Co.(b)(c)	208,822	327,851
Varta AG(b)(c)	25,566	516,411
Vitzrocell Co. Ltd.	34,632	434,647
Wallbox NV(b)(c)	140,257	220,203
		25,532,147
Information Technology — 8.4%
L&F Co. Ltd.	5,351	516,656
Lotte Energy Materials Corp.	15,291	435,899
NAURA Technology Group Co. Ltd.	52,937	1,851,829
NEC Corp.	30,439	1,446,894
Phoenix Silicon International Corp.(b)	309,970	466,365
Samsung SDI Co. Ltd.	6,122	1,928,778
Simplo Technology Co. Ltd.	64,843	666,722
SolarEdge Technologies, Inc.(b)	6,377	484,333
TDK Corp.	42,026	1,541,023
		9,338,499

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
Materials — 40.6%
African Rainbow Minerals Ltd.	68,730	$566,361
Albemarle Corp.	11,313	1,434,262
Allkem Ltd.(b)	98,038	593,295
Alpha HPA Ltd.(b)	718,801	351,097
American Lithium Corp.(b)	296,384	359,059
AMG Critical Materials NV	15,128	393,451
Aneka Tambang Tbk	5,514,566	591,900
Argosy Minerals Ltd.(b)	2,472,718	250,970
BHP Group Ltd. - ADR	184,611	10,533,904
Chalice Mining Ltd.(b)	155,055	176,063
CMOC Group Ltd. - Class H	2,753,524	1,639,746
Core Lithium Ltd.(b)(c)	1,285,180	293,491
Critical Elements Lithium Corp.(b)(c)	397,129	398,060
Eramet SA	8,383	578,771
First Quantum Minerals Ltd.	69,966	810,783
Ganfeng Lithium Co. Ltd. - Class H(a)	263,721	945,321
Glencore PLC	1,072,963	5,674,938
IGO Ltd.	116,078	700,259
ioneer Ltd.(b)	2,682,493	238,229
Ivanhoe Electric, Inc.(b)(c)	38,663	395,909
Jinchuan Group International Resources Co. Ltd.	9,828,762	596,615
Johnson Matthey PLC	35,720	648,634
Leo Lithium Ltd.(b)(d)	742,011	237,700
Liontown Resources Ltd.(b)	428,859	437,994
Lithium Americas Argentina Corp.(b)	36,449	201,596
Livent Corp.(b)	34,590	504,668
Lundin Mining Corp.	113,850	710,972
Mineral Resources Ltd.	24,975	915,084
MMC Norilsk Nickel PJSC - ADR(b)(d)	182,937	—
MP Materials Corp.(b)	34,984	573,738
Nickel Industries Ltd.	1,133,632	535,743
Patriot Battery Metals, Inc.(b)(c)	54,766	383,866
Piedmont Lithium, Inc.(b)	11,185	307,252
Pilbara Minerals Ltd.	378,269	880,633
Resonac Holdings Corp.	45,226	722,810
Sayona Mining Ltd.(b)	5,641,199	268,387
Shanghai Putailai New Energy Technology Co. Ltd.	244,095	833,874
Sigma Lithium Corp.(b)(c)	21,342	521,812
SK IE Technology Co. Ltd.(a)(b)	11,513	505,513
South32 Ltd.	530,514	1,117,283
Standard Lithium Ltd.(b)(c)	127,966	354,346
Sumitomo Metal Mining Co. Ltd.	37,173	1,033,953
Tianqi Lithium Corp.	255,605	1,378,426
TMC the metals co., Inc.(b)(c)	338,105	276,638
Umicore SA	34,968	830,642
Vale Indonesia Tbk PT	1,841,240	573,758
Vulcan Energy Resources Ltd.(b)	179,984	236,337
Description	Shares	Value
W-Scope Corp.(b)(c)	54,240	$308,818
Yunnan Energy New Material Co. Ltd.	114,440	1,047,742
Zhejiang Huayou Cobalt Co. Ltd.	200,800	1,009,474
		44,880,177
Total Common Stocks (Cost $170,248,298)		110,078,459

RIGHTS — 0.0%(e)
Phoenix Silicon International Corp.	28,142	3,296
Total Rights (Cost $7,680)		3,296

MONEY MARKET FUNDS — 0.2%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(f)	255,449	255,449
Total Money Market Funds (Cost $255,449)		255,449

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 13.2%
First American Government Obligations Fund - Class X — 5.21%(f)	14,662,483	14,662,483
Total Investments Purchased with Proceeds from Securities Lending (Cost $14,662,483)		14,662,483

Total Investments — 112.9% (Cost $185,173,910)		$124,999,687

Percentages are based on Net Assets of $110,702,207.

ADR - American Depositary Receipt

(b)  Non-income producing security.

(a)  Security exempt from registration under Rule 144(b) and Regulation S of the Securities Act of 1933. At October 31, 2023, the value of these securities amounted to $3,870,013 or 3.5% of net assets.

(c)  All or a portion of this security is out on loan as of October 31, 2023. Total value of securities out on loan is $12,460,669 or 11.3% of net assets.

(d)  The Fund has fair valued this security. Value is determined using significant unobservable inputs.

(e)   Less than 0.005%.

(f)   Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify BlackSwan Growth & Treasury Core ETF

Schedule of Investments

October 31, 2023

Description	Par Value	Value
U.S. GOVERNMENT NOTES/BONDS — 91.1%
3.125%, 11/15/2028	$18,374,000	$16,955,757
2.375%, 05/15/2029	19,204,000	16,892,018
1.750%, 11/15/2029	19,974,000	16,789,864
0.625%, 05/15/2030	21,924,000	16,740,173
0.875%, 11/15/2030	21,671,000	16,595,245
1.625%, 05/15/2031	20,651,000	16,478,046
1.375%, 11/15/2031	21,306,000	16,393,136
2.875%, 05/15/2032	18,916,000	16,269,977
4.125%, 11/15/2032	17,156,000	16,201,027
3.375%, 05/15/2033	18,174,000	16,112,388
Total U.S. Government Notes/Bonds (Cost $177,641,654)		165,427,631

	Contracts	Notional Amount
PURCHASED CALL OPTIONS(a) — 7.6%
SPDR S&P 500 ETF Trust, Expires 12/15/2023, Strike Price $380.00	1,611	$67,372,020	6,832,251
SPDR S&P 500 ETF Trust, Expires 06/21/2024, Strike Price $400.00	1,664	69,588,480	7,038,720
Total Purchased Call Options (Cost $18,616,641)			13,870,971
	Shares
MONEY MARKET FUNDS — 0.3%
Dreyfus Government Cash Management — 4.45%(b)	26,298	26,298
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(b)	496,364	496,365
Total Money Market Funds (Cost $522,663)		522,663

Total Investments — 99.0% (Cost $196,780,958)		$179,821,265

Percentages are based on Net Assets of $181,682,701.

(a)  Exchange Traded.

(b)  Seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Emerging Markets FinTech ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.6%
Banking — 8.3%
Bank BTPN Syariah Tbk PT	471,200	$46,720
Bank Jago Tbk PT(a)	346,400	34,346
NU Holdings Ltd. - Class A(a)	8,752	71,766
TCS Group Holding PLC - GDR(a)(b)(c)	2,536	—
		152,832
Digital Assets — 6.5%
Danal Co. Ltd.(a)	25,944	66,659
Discovery Ltd.	7,972	54,678
		121,337
Fintech Software — 5.2%
Bairong, Inc.(a)(d)	32,500	40,705
GoTo Gojek Tokopedia Tbk PT(a)	9,129,200	34,482
Linklogis, Inc. - Class B(d)	108,500	21,354
		96,541
Insurance — 4.6%
Ping An Insurance Group Co. of China Ltd.	5,500	28,187
Renaissance Insurance Group JSC(c)	196,320	—
Waterdrop, Inc. - ADR(a)(e)	19,880	20,476
ZhongAn Online P&C Insurance Co. Ltd. - Class H(a)(d)	13,000	35,638
		84,301
Description	Shares	Value
Investment & Trading — 9.4%
Futu Holdings Ltd. - ADR(a)	1,304	$72,307
Up Fintech Holding Ltd. - ADR(a)(e)	11,096	50,598
XP, Inc. - Class A	2,576	51,520
		174,425
Lending & Credit — 11.2%
FinVolution Group - ADR	6,696	31,672
Jiayin Group, Inc. - ADR	5,344	26,720
Kaspi.KZ JSC - GDR(d)	796	71,958
LexinFintech Holdings Ltd. - ADR	14,612	26,667
Lufax Holding Ltd. - ADR	21,852	20,864
Qifu Technology, Inc. - ADR	2,043	30,216
		208,097
Payment — 52.6%
Alibaba Group Holding Ltd.(a)	3,200	32,738
Dlocal Ltd./Uruguay(a)	4,516	76,095
EVERTEC, Inc.	1,676	53,263
Forth Smart Service PCL - NVDR	291,885	62,125
Grab Holdings Ltd.(a)	18,824	57,790
Green World FinTech Service Co. Ltd.	5,040	60,523
Jumia Technologies AG - ADR(a)(f)	16,016	39,399
Kakaopay Corp.(a)	1,860	47,101
Kginicis Co. Ltd.	8,484	64,892
MercadoLibre, Inc.(a)	58	71,963
Network International Holdings PLC(a)(d)	13,680	64,375
Pagseguro Digital Ltd. - Class A(a)	6,396	45,156
PAX Global Technology Ltd.	87,000	60,041
Sea Ltd. - ADR(a)	1,112	46,370
Starbox Group Holdings Ltd.(a)	16,556	10,447
StoneCo Ltd. - Class A(a)	5,112	50,685
Tencent Holdings Ltd.	900	33,264
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	22,100	68,846
Yeahka Ltd.(a)	16,800	30,746
		975,819
Real Estate Services — 1.8%
KE Holdings, Inc. - ADR	2,200	32,362
Total Common Stocks (Cost $3,132,818)		1,845,714

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Emerging Markets FinTech ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
MONEY MARKET FUNDS — 0.4%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(f)	6,630	$6,630
Total Money Market Fund (Cost $6,630)		6,630

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.6%
First American Government Obligations Fund - Class X — 5.21%(f)	104,712	104,712
Total Investments Purchased with Proceeds from Securities Lending (Cost $104,712)		104,712

Total Investments — 105.6% (Cost $3,244,160)		$1,957,056

Percentages are based on Net Assets of $1,854,047.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

(a)  Non-income producing security.

(b)  Security exempt from registration under Regulation S of the Securities Act of 1933. At October 31, 2023, the value of these securities amounted to $71,958 or 3.9% of net assets.

(c)  The Fund has fair valued this security. Value is determined using significant unobservable inputs.

(d)  Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. At October 31, 2023, the value of these securities amounted to $162,072 or 8.7% of net assets.

(e)  All or a portion of this security is out on loan as of October 31, 2023. Total value of securities out on loan is $99,449 or 5.4% of net assets.

(f)  Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Seymour Cannabis ETF

Schedule of Investments

October 31, 2023

Sector Weightings (Unaudited)(*)

46.4% Health Care
10.6% Information Technology
9.2% Real Estate
8.5% Consumer Discretionary
6.1% Financials
3.4% Consumer Staples
1.4% Industrials
0% Rights(a)
2.7% Money Market Funds
11.7% Investments Purchased with Proceeds from Securities Lending

(*) Percentages based on total investments.

(a) Less than 0.05%.

Description	Shares	Value
COMMON STOCKS — 45.2%
Consumer Discretionary — 4.5%
Greenlane Holdings, Inc.(a)	4,833	$2,682
GrowGeneration Corp.(a)	515,694	1,052,016
		1,054,698
Consumer Staples — 1.8%
Neptune Wellness Solutions, Inc.(a)	1,210	871
Village Farms International, Inc.(a)(b)	580,778	418,160
		419,031
Financials — 3.3%
Silver Spike Investment Corp.	82,918	767,821

Health Care — 24.5%
Aleafia Health, Inc.(a)(c)	80,872	—
Auxly Cannabis Group, Inc.(a)	3,137,044	33,932
Canopy Growth Corp.(a)(b)	362,765	205,035
Cara Therapeutics, Inc.(a)	81,542	105,189
cbdMD, Inc.(a)(b)	12,228	7,216
Charlotte’s Web Holdings, Inc.(a)	1,102,907	278,361
Clever Leaves Holdings, Inc.(a)	5,093	11,001
Cronos Group, Inc.(a)	595,463	1,077,788
IM Cannabis Corp.(a)	9,600	4,708
Jazz Pharmaceuticals PLC(a)	553	70,242
MediPharm Labs Corp.(a)	2,927,844	147,791
Organigram Holdings, Inc.(a)(b)	169,800	178,290
Revvity, Inc.	81	6,711
SNDL, Inc.(a)(b)	298,791	430,259
TerrAscend Corp.(a)	700,000	1,115,558
Tilray Brands, Inc.(a)(b)	1,168,784	2,103,811
		5,775,892
Industrials — 0.7%
Hydrofarm Holdings Group, Inc.(a)(b)	171,646	171,371

Information Technology — 5.6%
Akerna Corp.(a)	13,320	3,953
WM Technology, Inc.(a)	1,214,393	1,323,689
		1,327,642
Description	Shares	Value
Real Estate — 4.8%
Innovative Industrial Properties, Inc.(d)	15,924	$1,143,821
Total Common Stocks (Cost $82,805,303)		10,660,276

RIGHTS — 0.0%(e)
Harmony Biosciences Holdings, Inc.(a)(c)	220,858	—
Total Rights (Cost $0)		—

MONEY MARKET FUNDS — 1.4%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(f)	341,753	341,753
Total Money Market Funds (Cost $341,753)		341,753

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 6.2%
First American Government Obligations Fund, Class X — 5.21%(f)	1,455,717	1,455,717
Total Investments Purchased with Proceeds from Securities Lending (Cost $1,455,717)		1,455,717

Total Investments — 52.8% (Cost $84,602,773)		$12,457,746

____________

Percentages are based on Net Assets of $23,590,528.

(a)  Non-income producing security.

(b)  All or a portion of this security is out on loan as of October 31, 2023. Total value of securities out on loan is $1,140,340 or 4.8% of net assets.

(c)   The Fund has fair valued this security. Value determined using significant unobservable inputs.

(d)  Real Estate Investment Trust.

(e)   Less than 0.005%.

(f)   Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.
The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Seymour Cannabis ETF

Schedule of Total Return Swaps

October 31, 2023

Reference Index	Counterparty	Long/Short	Expiration Date	Financing Rate(a)	Payment Frequency	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Ayr Wellness, Inc.	Nomura Global Financial Products, Inc.	Long	05/28/2024	6.82%	Monthly	$313,180	$(106,000)
Cannabist Company	Nomura Global Financial Products, Inc.	Long	05/28/2024	6.82%	Monthly	115,176	(112,013)
Cresco Labs, Inc.	Nomura Global Financial Products, Inc.	Long	05/28/2024	6.82%	Monthly	1,344,003	(430,501)
Curaleaf Holdings, Inc.	Nomura Global Financial Products, Inc.	Long	05/28/2024	6.82%	Monthly	2,472,445	(886,348)
Green Thumb Industries, Inc.	Nomura Global Financial Products, Inc.	Long	05/28/2024	6.82%	Monthly	3,271,391	(518,396)
Trulieve Cannabis Corp.	Nomura Global Financial Products, Inc.	Long	05/28/2024	6.82%	Monthly	1,951,245	(238,485)
Verano Holdings Corp.	Nomura Global Financial Products, Inc.	Long	05/28/2024	6.82%	Monthly	1,853,075	(553,729)
							$(2,845,472)

(a)   Financing rate based on the overnight bank rate plus a spread of 150 basis points and is reset monthly.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify BlackSwan ISWN ETF

Schedule of Investments

October 31, 2023

Description	Par Value	Value
U.S. GOVERNMENT NOTES/BONDS — 92.4%
3.125%, 11/15/2028	$3,840,000	$3,543,600
2.375%, 05/15/2029	4,015,000	3,531,632
1.750%, 11/15/2029	4,176,000	3,510,287
0.625%, 05/15/2030	4,583,000	3,499,371
0.875%, 11/15/2030	4,531,000	3,469,755
1.625%, 05/15/2031	4,318,000	3,445,460
1.375%, 11/15/2031	4,455,000	3,427,740
2.875%, 05/15/2032	3,955,000	3,401,763
4.125%, 11/15/2032	3,585,000	3,385,444
3.375%, 05/15/2033	3,800,000	3,368,938
Total U.S. Government Notes/Bonds (Cost $37,066,511)		34,583,990
	Contracts	Notional Amount
PURCHASED CALL OPTIONS(a) — 6.5%
iShares MSCI EAFE ETF, Expires 12/15/2023, Strike Price $60.00	1,756	$11,751,152	1,317,000
iShares MSCI EAFE ETF, Expires 12/20/2024, Strike Price $68.00	2,046	13,691,832	1,099,725
Total Purchased Call Options (Cost $4,157,417)			2,416,725
	Shares
MONEY MARKET FUNDS — 0.1%
Dreyfus Government Cash Management — 4.45%(b)	38,678	38,678
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(b)	646	646
Total Money Market Funds (Cost $39,324)		39,324

Total Investments — 99.0% (Cost $41,263,252)		$37,040,039

Percentages are based on Net Assets of $37,429,830.

(a)  Exchange Traded.

(b)  Seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Thematic All-Stars ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.5%
Communication Services — 8.8%
Alphabet, Inc. - Class A(a)	624	$77,426
Baidu, Inc.(a)	452	5,933
Meta Platforms, Inc. - Class A(a)	147	44,287
NetEase, Inc.	380	8,174
Netflix, Inc.(a)	28	11,527
ROBLOX Corp. - Class A(a)	991	31,524
Roku, Inc.(a)	253	15,071
Snap, Inc. - Class A(a)	736	7,367
Tencent Holdings Ltd.	318	11,753
		213,062
Consumer Discretionary — 10.4%
Alibaba Group Holding Ltd.(a)	893	9,136
Amazon.com, Inc.(a)	443	58,959
Aptiv PLC(a)	103	8,982
BYD Co Ltd.	409	12,409
DraftKings, Inc.(a)	387	10,689
Lucid Group, Inc.(a)(b)	2,367	9,752
MercadoLibre, Inc.(a)	6	7,444
Rivian Automotive, Inc. - Class A(a)	1,392	22,578
Tesla, Inc.(a)	526	105,642
XPeng, Inc. - Class A(a)	1,033	7,631
		253,222
Financials — 4.9%
Block, Inc.(a)	949	38,197
Coinbase Global, Inc. - Class A(a)	722	55,680
Mastercard, Inc. - Class A	19	7,151
PayPal Holdings, Inc.(a)	175	9,065
Robinhood Markets, Inc. - Class A(a)	1,008	9,213
		119,306
Description	Shares	Value
Health Care — 3.2%
Agilent Technologies, Inc.	76	$7,856
CRISPR Therapeutics AG(a)	181	7,046
Danaher Corp.	85	16,322
Exact Sciences Corp.(a)	123	7,575
Intellia Therapeutics, Inc.(a)	277	6,939
Intuitive Surgical, Inc.(a)	86	22,551
Teladoc Health, Inc.(a)	585	9,676
		77,965
Industrials — 8.8%
ABB Ltd.	625	20,906
Advanced Drainage Systems, Inc.	64	6,837
AeroVironment, Inc.(a)	73	8,370
Array Technologies, Inc.(a)	894	15,493
Ballard Power Systems, Inc.(a)	1,961	6,540
Bloom Energy Corp. - Class A(a)	643	6,687
Booz Allen Hamilton Holding Corp.	73	8,755
FANUC Corp.	286	6,899
Ferguson PLC	43	6,459
LG Energy Solution Ltd.(a)	27	7,707
Pentair PLC	135	7,846
Plug Power, Inc.(a)(b)	2,910	17,140
Schneider Electric SE	67	10,267
Shoals Technologies Group, Inc.(a)	1,048	16,097
Sunrun, Inc.(a)	1,580	15,247
Tetra Tech, Inc.	54	8,149
Valmont Industries, Inc.	32	6,301
Vestas Wind Systems AS(a)	657	14,167
Xylem, Inc./NY	252	23,572
		213,439
Information Technology — 59.2%
Adobe, Inc.(a)	31	16,494
Advanced Micro Devices, Inc.(a)	394	38,809
Akamai Technologies, Inc.(a)	302	31,206
Ambarella, Inc.(a)	130	5,849
Analog Devices, Inc.	65	10,226
ANSYS, Inc.(a)	24	6,678
Apple, Inc.	199	33,983
Arista Networks, Inc.(a)	50	10,019
Atlassian Corp. - Class A(a)	34	6,142
Autodesk, Inc.(a)	42	8,300
Badger Meter, Inc.	48	6,650
BlackBerry Ltd.(a)	2,367	8,508
Broadcom, Inc.	20	16,827

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Thematic All-Stars ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
Check Point Software Technologies Ltd.(a)	113	$15,170
Cisco Systems, Inc.	953	49,680
Cloudflare, Inc. - Class A(a)	510	28,912
Cognex Corp.	190	6,838
Crowdstrike Holdings, Inc. - Class A(a)	293	51,794
CyberArk Software Ltd.(a)	88	14,400
Datadog, Inc. - Class A(a)	116	9,451
Dropbox, Inc. - Class A(a)	283	7,443
Dynatrace, Inc.(a)	165	7,377
Enphase Energy, Inc.(a)	711	56,581
F5, Inc.(a)	59	8,944
First Solar, Inc.(a)	469	66,809
Fortinet, Inc.(a)	528	30,186
Gen Digital, Inc.	462	7,697
HubSpot, Inc.(a)	17	7,204
Infineon Technologies AG	223	6,476
Intel Corp.	574	20,951
International Business Machines Corp.	103	14,898
Intuit, Inc.	14	6,929
Itron, Inc.(a)	166	9,509
Juniper Networks, Inc.	399	10,741
Microsoft Corp.	214	72,356
MongoDB, Inc.(a)	30	10,338
NVIDIA Corp.	304	123,971
NXP Semiconductors NV	55	9,484
Okta, Inc.(a)	317	21,369
ON Semiconductor Corp.(a)	217	13,593
Oracle Corp.	186	19,232
Palo Alto Networks, Inc.(a)	228	55,409
PTC, Inc.(a)	51	7,161
QUALCOMM, Inc.	238	25,940
Qualys, Inc.(a)	145	22,178
Rapid7, Inc.(a)	193	8,973
Roper Technologies, Inc.	20	9,771
Salesforce, Inc.(a)	98	19,681
Samsung SDI Co. Ltd.	58	18,273
SentinelOne, Inc. - Class A(a)	1,179	18,428
ServiceNow, Inc.(a)	31	18,037
Shopify, Inc. - Class A(a)	433	20,433
Snowflake, Inc.(a)	46	6,676
SolarEdge Technologies, Inc.(a)	413	31,367
Splunk, Inc.(a)	189	27,813
STMicroelectronics NV	199	7,568
Description	Shares	Value
Tenable Holdings, Inc.(a)	317	$13,349
Teradyne, Inc.	138	11,491
Trimble, Inc.(a)	184	8,672
Twilio, Inc.(a)	496	25,425
UiPath, Inc. - Class A(a)	2,803	43,531
Unity Software, Inc.(a)	902	22,884
Varonis Systems, Inc.(a)	288	9,688
VMware, Inc.(a)(b)	48	6,991
Workday, Inc. - Class A(a)	35	7,410
Xinyi Solar Holdings Ltd.	8,592	5,051
Zoom Video Communications, Inc. - Class A(a)	400	23,992
Zscaler, Inc.(a)	308	48,877
		1,433,093
Materials — 1.8%
Albemarle Corp.	135	17,115
Ecolab, Inc.	110	18,451
Livent Corp.(a)	533	7,777
		43,343
Real Estate — 0.8%
Digital Realty Trust, Inc.(d)	92	11,441
Equinix, Inc.(d)	12	8,756
		20,197
Utilities — 1.6%
American Water Works Co., Inc.	87	10,236
Iberdrola SA	661	7,336
Ormat Technologies, Inc.	147	9,046
Orsted AS(c)	117	5,630
Sunnova Energy International, Inc.(a)	642	5,862
		38,110
Total Common Stocks (Cost $3,856,900)		2,411,737

PREFERRED STOCKS — 0.4%
Industrials — 0.4%
Sociedad Quimica y Minera de Chile SA – Class B	196	9,452
Total Preferred Stocks (Cost $10,063)		9,452

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Thematic All-Stars ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
MONEY MARKET FUNDS — 0.1%
Invesco Government & Agency Portfolio – Institutional Class — 5.27%(e)	2,036	$2,036
Total Money Market Fund (Cost $2,036)		2,036

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 1.4%
First American Government Obligations Fund - Class X — 5.21%(e)	33,574	33,574
Total Investments Purchased with Proceeds from Securities Lending (Cost $33,574)		33,574

Total Investments — 101.4% (Cost $3,902,573)		$2,456,799

Percentages are based on Net Assets of $2,422,732.

(a)  Non-income producing security.

(b)  All or a portion of this security is out on loan as of October 31, 2023. Total value of the securities out on loan is $32,777 or 1.4% of net assets.

(c)  Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. At October 31, 2023, the value of these securities amounted to $5,630 or 0.2% of net assets.

(d)  Real Estate Investment Trust.

(e)  Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify BlackSwan Tech & Treasury ETF

Schedule of Investments

October 31, 2023

Description	Par Value	Value
U.S. GOVERNMENT NOTES/BONDS — 86.3%
3.125%, 11/15/2028	$207,300	$191,299
2.375%, 05/15/2029	217,300	191,139
1.750%, 11/15/2029	225,300	189,384
0.625%, 05/15/2030	247,300	188,827
0.875%, 11/15/2030	244,300	187,081
1.625%, 05/15/2031	233,300	186,157
1.375%, 11/15/2031	240,300	184,890
2.875%, 05/15/2032	213,300	183,463
4.125%, 11/15/2032	193,300	182,540
3.375%, 05/15/2033	205,300	182,012
Total U.S. Government Notes/Bonds (Cost $2,009,555)		1,866,792
	Contracts	Notional Amount
PURCHASED CALL OPTIONS(a) — 12.3%
Invesco QQQ Trust Series 1, Expires 12/15/2023, Strike Price $275.00	22	$771,914	172,227
Invesco QQQ Trust Series 1, Expires 06/21/2024, Strike Price $330.00	21	736,827	94,143
Total Purchased Call Options (Cost $217,313)			266,370
	Shares
MONEY MARKET FUNDS — 0.4%
Dreyfus Government Cash Management — 4.45%(b)	3,654	3,654
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(b)	5,124	5,124
Total Money Market Funds (Cost $8,778)		8,778

Total Investments — 99.0% (Cost $2,235,646)		$2,141,940

Percentages are based on Net Assets of $2,162,944.

(a)  Exchange Traded.

(b)  Seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Inflation Fighter ETF

Consolidated Schedule of Investments

October 31, 2023

Sector Weightings (Unaudited)(*)

26.1% Real Estate
24.5% Energy
18.1% Materials
14.5% Consumer Discretionary
2.2% Information Technology
1.4% Consumer Staples
0.3% Financials
11.5% U.S. Government Notes/Bonds
1.4% Money Market Funds
0.1% Investments Purchased with Proceeds from Securities Lending

(*) Percentages based on total investments.

Description	Shares	Value
COMMON STOCKS — 82.7%
Consumer Discretionary — 13.7%
Airbnb, Inc. - Class A(a)	600	$70,974.00
Century Communities, Inc.	2,368	145,632
DR Horton, Inc.	1,006	105,026
Green Brick Partners, Inc.(a)	4,667	180,613
Lennar Corp. - Class A	700	74,676
LGI Homes, Inc.(a)	1,032	97,534
M/I Homes, Inc.(a)	2,000	164,140
MDC Holdings, Inc.	2,730	103,603
PulteGroup, Inc.	1,400	103,026
Tri Pointe Homes, Inc.(a)	3,400	85,204
		1,130,428
Consumer Staples — 1.3%
Alico, Inc.	4,503	110,053

Energy — 23.3%
Antero Resources Corp.(a)	4,928	145,080
Cameco Corp.	7,467	305,464
Denison Mines Corp.(a)	69,972	112,016
Energy Fuels, Inc.(a)	14,289	114,455
NexGen Energy Ltd.(a)	20,914	126,231
Ovintiv, Inc.	1,502	72,096
Petroleo Brasileiro SA - ADR	6,000	90,000
Phillips 66	748	85,324
Shell PLC - ADR	1,400	91,196
Suncor Energy, Inc.	7,204	233,410
Texas Pacific Land Corp.	100	184,595
Uranium Energy Corp.(a)	59,598	354,608
		1,914,475
Financials — 0.3%
LendingTree, Inc.(a)	1,668	22,068

Information Technology — 2.1%
Entegris, Inc.	730	64,269
QUALCOMM, Inc.	977	106,483
		170,752
Description	Shares	Value
Materials — 17.2%
Alcoa Corp.	4,000	$102,560
Franco-Nevada Corp.	879	106,842
Nucor Corp.	1,400	206,906
Osisko Gold Royalties Ltd.	9,705	118,595
POSCO Holdings, Inc. - ADR(b)	1,867	142,844
Rio Tinto PLC - ADR	2,286	147,081
Royal Gold, Inc.	1,308	136,464
United States Steel Corp.	3,000	101,670
Vale SA - ADR	7,272	99,699
Wheaton Precious Metals Corp.	5,895	249,064
		1,411,725
Real Estate — 24.8%
Farmland Partners, Inc.(c)	17,724	184,684
Five Point Holdings, LLC - Class A(a)	22,392	54,413
Forestar Group, Inc.(a)	7,854	186,533
FRP Holdings, Inc.(a)	2,433	130,871
Gladstone Land Corp.(c)	10,640	145,342
Howard Hughes Holdings, Inc.(a)	2,427	160,983
Kennedy-Wilson Holdings, Inc.	6,120	78,764
Morguard Corp.	897	65,660
PotlatchDeltic Corp.(c)	3,796	162,658
Rayonier, Inc.(c)	6,132	154,772
Redfin Corp.(a)	3,766	17,550
Stratus Properties, Inc.(a)	2,992	76,805
Tejon Ranch Co.(a)	7,898	122,577
The St Joe Co.	4,772	222,566
Weyerhaeuser Co.(c)	7,798	223,725
Zillow Group, Inc. - Class C(a)	1,442	52,273
		2,040,176
Total Common Stocks (Cost $7,854,389)		6,799,677

	Par Value
U.S. GOVERNMENT NOTES/BONDS — 11.0%
5.367%, 01/31/2024(d)	$225,000	225,023
5.307%, 04/30/2024(d)	225,000	224,959
5.419%, 07/31/2024(d)	225,000	225,067
5.522%, 10/31/2024(d)	225,000	225,252
Total U.S. Government Notes/Bonds (Cost $899,593)		900,301

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Inflation Fighter ETF

Consolidated Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
MONEY MARKET FUNDS — 1.3%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(e)	110,508	$110,508
Total Money Market Funds (Cost $110,508)		110,508
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 0.1%
First American Government Obligations Fund - Class X — 5.21%(e)	9,020	9,020
Total Investments Purchased with Proceeds from Securities Lending (Cost $9,020)		9,020

Total Investments — 95.1% (Cost $8,873,510)		$7,819,506

Percentages are based on Net Assets of $8,222,881.

ADR - American Depositary Receipt

(a)  Non-income producing security.

(b)  All or a portion of this security is out on loan as of October 31, 2023. Total value of securities out on loan is $8,416 or 0.1% of net assets.

(c)  Real Estate Investment Trust.

(d)  All or portion of this security is held as collateral for the open futures. At October 31, 2023, the value of these securities amounted to $900,301 or 10.9% of net assets.

(e)  Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Inflation Fighter ETF

Consolidated Schedule of Open Futures Contracts

October 31, 2023

Number of Contracts	Description	Long/Short	Expiration Month	Notional Amount	Value/Unrealized Appreciation (Depreciation)
119	Micro Bitcoin	Long	November 2023	$415,370	$(366)
39	Micro Gold	Long	December 2023	777,777	5,034
					$4,668

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Natural Resources Dividend Income ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 95.2%
Chemicals — 14.6%
Dow, Inc.	4,929	$238,268
Eastman Chemical Co.	2,617	195,568
FMC Corp.	2,408	128,106
International Flavors & Fragrances, Inc.	3,223	220,292
LyondellBasell Industries NV	2,535	228,758
Nutrien Ltd.	6,008	322,629
		1,333,621
Energy Equipment & Services — 1.9%
Tenaris SA - ADR	5,410	169,441
Metals & Mining — 10.5%
Agnico Eagle Mines Ltd.	2,966	139,135
Newmont Corp.	4,410	165,243
Southern Copper Corp.	3,397	240,847
Ternium SA - ADR	11,115	416,701
		961,926
Oil, Gas & Consumable Fuels — 68.2%
Antero Midstream Corp.	25,085	309,549
BP PLC - ADR	4,708	172,219
Canadian Natural Resources Ltd.	2,611	165,877
Chevron Corp.	956	139,318
Chord Energy Corp.	834	137,877
Civitas Resources, Inc.	5,236	394,952
Devon Energy Corp.	3,502	163,088
DT Midstream, Inc.	3,971	214,315
Ecopetrol SA - ADR	24,155	285,271
Eni SpA - ADR	8,286	269,792
Equinor ASA - ADR(a)	4,431	147,862
Exxon Mobil Corp.	1,296	137,182
Hess Midstream LP - Class A	11,132	333,960
HF Sinclair Corp.	2,527	139,945
Kinder Morgan, Inc.	37,757	611,663
Kinetik Holdings, Inc.	10,214	361,984
ONEOK, Inc.	3,511	228,917
Pembina Pipeline Corp.	9,220	283,792
Description	Shares	Value
Petroleo Brasileiro SA - ADR	16,334	$245,010
Phillips 66	1,431	163,234
Shell PLC - ADR	2,507	163,306
Sitio Royalties Corp. - Class A	11,418	282,253
Suncor Energy, Inc.	5,722	185,393
TC Energy Corp.	9,978	343,742
The Williams Cos, Inc.	6,208	213,555
Valero Energy Corp.	1,041	132,208
		6,226,264
Total Common Stocks (Cost $8,711,456)		8,691,252

PREFERRED STOCKS — 3.9%
Metals & Mining — 3.9%
Gerdau SA - ADR	81,256	352,651
Total Preferred Stocks (Cost $349,401)		352,651

MONEY MARKET FUNDS — 0.5%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(b)	47,015	47,015
Total Money Market Funds (Cost $47,015)		47,015

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 1.6%
First American Government Obligations Fund - Class X — 5.21%(b)	148,281	148,281
Total Investments Purchased with Proceeds from Securities Lending (Cost $148,281)		148,281

Total Investments — 101.2% (Cost $9,256,153)		$9,239,199

Percentages are based on Net Assets of $9,128,155.

ADR - American Depositary Receipt

(a)  All or a portion of this security is out on loan as of October 31, 2023. Total value of the securities out on loan is $143,424 or 1.6% of net assets.

(b)  Seven-day yield as of October 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.
The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify International Enhanced Dividend Income ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 95.4%
Communication Services — 9.6%
America Movil SAB de CV - ADR	25,503	$423,350
JOYY, Inc. - ADR	15,330	596,644
NetEase, Inc. - ADR(a)	10,524	1,125,226
Tencent Holdings Ltd. - ADR(b)	30,615	1,133,061
TIM SA - ADR	48,280	728,545
		4,006,826
Consumer Discretionary — 9.9%
Ferrari NV	1,496	451,253
Hermes International SCA - ADR	2,322	434,359
MINISO Group Holding Ltd. - ADR(a)	29,312	741,887
PDD Holdings, Inc. - ADR(a)(c)	6,560	665,315
Sony Group Corp. - ADR	12,237	1,016,283
Toyota Motor Corp. - ADR	4,860	851,375
		4,160,472
Description	Shares	Value
Consumer Staples — 7.9%
Coca-Cola Femsa SAB de CV - ADR	16,207	$1,232,056
Diageo PLC - ADR(b)	1,523	233,780
Fomento Economico Mexicano SAB de CV - ADR	12,745	1,445,411
Unilever PLC - ADR	8,810	417,154
		3,328,401
Energy — 22.5%
Cameco Corp.	16,555	677,265
Ecopetrol SA - ADR(a)	70,200	829,062
Eni SpA - ADR	25,675	835,978
Equinor ASA - ADR(a)(b)	25,080	836,920
Petroleo Brasileiro SA - ADR(a)	119,788	1,796,820
Shell PLC - ADR	15,360	1,000,550
Tenaris SA - ADR(a)	32,475	1,017,117
TotalEnergies SE - ADR(a)	22,580	1,503,828
YPF SA - ADR(c)(a)	93,312	926,588
		9,424,128
Financials — 14.0%
Banco Bilbao Vizcaya Argentaria SA - ADR	185,152	1,449,740
Banco Macro SA - ADR(a)	18,779	344,031
HDFC Bank Ltd. - ADR	7,600	429,780
HSBC Holdings PLC - ADR(b)	16,401	595,848
ICICI Bank Ltd. - ADR	55,720	1,236,427
Mitsubishi UFJ Financial Group, Inc. - ADR(a)	212,285	1,783,194
		5,839,020
Health Care — 5.8%
AstraZeneca PLC - ADR	10,260	648,740
Novartis AG - ADR	10,965	1,026,105
Novo Nordisk A/S - ADR	3,000	289,710
Sanofi - ADR	9,825	444,581
		2,409,136
Industrials — 4.0%
RELX PLC - ADR	35,875	1,250,244
Siemens AG - ADR	6,360	420,968
		1,671,212
Information Technology — 6.9%
ASE Technology Holding Co. Ltd. - ADR	115,458	860,162
ASML Holding NV	1,728	1,034,744
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	11,660	1,006,375
		2,901,281

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify International Enhanced Dividend Income ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
Materials — 13.0%
ArcelorMittal SA(a)	36,544	$804,699
BHP Group Ltd. - ADR(a)	14,171	808,597
CRH PLC	7,855	420,792
Gold Fields Ltd. - ADR(a)	109,165	1,421,328
Loma Negra Cia Industrial Argentina SA - ADR	84,793	483,320
Rio Tinto PLC - ADR(a)	9,106	585,880
Ternium SA - ADR	17,522	656,900
Vale SA - ADR	18,851	258,447
		5,439,963
Utilities — 1.8%
Cia Paranaense de Energia - ADR(b)	39,800	324,768
Enel Chile SA - ADR	151,000	439,410
		764,178
Total Common Stock (Cost $40,293,372)		39,944,617

MONEY MARKET FUNDS — 4.7%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(d)	1,968,656	1,968,656
Total Money Market Funds (Cost $1,968,656)		1,968,656

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.3%
First American Government Obligations Fund - Class X — 5.21%(d)	2,220,254	2,220,254
Total Investments Purchased with Proceeds from Securities Lending (Cost $2,220,254)		2,220,254

Total Investments — 105.4% (Cost $44,482,282)		$44,133,527

Percentages are based on Net Assets of $41,853,511.

ADR - American Depositary Receipt

(a) All or portion of this security is held as collateral for the options written. At October 31, 2023, the value of these securities amounted to $59,359 or 0.1% of net assets.

(b)  All or a portion of this security is out on loan as of October 31, 2023. Total value of the securities out on loan is $2,156,351 or 5.2% of net assets.

(c)  Non-income producing security.

(d)  Seven-day yield as of October 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify International Enhanced Dividend Income ETF

Schedule of Options Written

October 31, 2023

	Contracts	Notional Amount	Value
CALL OPTIONS WRITTEN(a) — (0.2)%
ArcelorMittal SA, Expires 11/03/2023, Strike Price $24.00	180	$(396,360)	$(450)
Banco Macro SA, Expires 11/17/2023, Strike Price $17.07	180	(329,760)	(42,299)
BHP Group Ltd., Expires 11/17/2023, Strike Price $60.00	40	(228,240)	(1,700)
Ecopetrol SA, Expires 11/17/2023, Strike Price $12.50	100	(118,100)	(1,250)
Equinor ASA, Expires 11/17/2023, Strike Price $37.00	125	(417,125)	(313)
Gold Fields Ltd., Expires 11/17/2023, Strike Price $15.00	300	(390,600)	(2,250)
Gold Fields Ltd., Expires 11/17/2023, Strike Price $16.00	100	(130,200)	(750)
MINISO Group Holding Ltd., Expires 11/17/2023, Strike Price $30.00	50	(126,550)	(1,625)
MINISO Group Holding Ltd., Expires 11/17/2023, Strike Price $35.00	150	(379,650)	(1,125)
Mitsubishi UFJ Financial Group, Inc., Expires 11/17/2023, Strike Price $10.00	500	(420,000)	(1,250)
NetEase, Inc., Expires 11/17/2023, Strike Price $120.00	35	(374,220)	(2,188)
PDD Holdings, Inc., Expires 11/17/2023, Strike Price $120.00	15	(152,130)	(428)
Petroleo Brasileiro SA, Expires 11/17/2023, Strike Price $17.00	600	(900,000)	(2,700)
Rio Tinto PLC, Expires 11/17/2023, Strike Price $67.50	27	(173,718)	(1,350)
Tenaris SA, Expires 11/17/2023, Strike Price $35.00	150	(469,800)	(1,875)
TotalEnergies SE, Expires 11/17/2023, Strike Price $70.00	65	(432,900)	(2,113)
YPF SA, Expires 11/17/2023, Strike Price $10.00	500	(496,500)	(24,999)

Total Call Options Written (Premiums Received $155,196)			$(88,665)

(a)  Exchange Traded.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Cash Flow Dividend Leaders ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
COMMON STOCKS — 99.7%
Communication Services — 8.7%
AT&T, Inc.	4,356	$67,082
Fox Corp. - Class A	2,090	63,515
Interpublic Group of Cos., Inc.	1,364	38,738
Nexstar Media Group, Inc.	990	138,679
Omnicom Group, Inc.	660	49,441
TEGNA, Inc.	6,116	88,743
		446,198
Consumer Discretionary — 20.0%
Academy Sports & Outdoors, Inc.	2,706	121,337
Best Buy Co., Inc.	616	41,161
Brunswick Corp.	1,782	123,795
Dick’s Sporting Goods, Inc.	462	49,411
eBay, Inc.	3,146	123,418
Harley-Davidson, Inc.	1,848	49,619
Macy’s, Inc.	9,350	113,883
Ralph Lauren Corp.	418	47,037
Tapestry, Inc.	1,826	50,324
Thor Industries, Inc.	1,342	118,002
VF Corp.	2,618	38,563
Williams-Sonoma, Inc.	990	148,738
		1,025,288
Energy — 23.7%
APA Corp.	924	36,701
ChampionX Corp.	3,718	114,514
Cheniere Energy, Inc.	858	142,788
Chevron Corp.	836	121,830
EQT Corp.	1,122	47,550
Marathon Oil Corp.	2,684	73,300
Marathon Petroleum Corp.	682	103,152
Description	Shares	Value
Matador Resources Co.	2,178	$134,361
Murphy Oil Corp.	1,232	55,280
Occidental Petroleum Corp.	902	55,753
Ovintiv, Inc.	1,056	50,688
PBF Energy, Inc. - Class A	2,244	106,657
Phillips 66	594	67,758
Range Resources Corp.	1,958	70,175
SM Energy Co.	990	39,917
		1,220,424
Financials — 3.3%
Fidelity National Information Services, Inc.	2,508	123,168
Franklin Resources, Inc.	1,958	44,623
		167,791
Health Care — 7.4%
Cencora, Inc.	792	146,639
Laboratory Corp. of America Holdings	682	136,216
McKesson Corp.	110	50,090
Organon & Co.	3,278	48,482
		381,427
Industrials — 13.3%
Boise Cascade Co.	704	66,000
Genpact Ltd.	3,718	124,702
ManpowerGroup, Inc.	1,826	127,765
Owens Corning	968	109,742
Timken Co.	1,826	126,213
UFP Industries, Inc.	1,342	127,718
		682,140
Information Technology — 9.7%
Dell Technologies, Inc. - Class C	1,980	132,482
Microchip Technology, Inc.	1,694	120,765
QUALCOMM, Inc.	1,210	131,878
Skyworks Solutions, Inc.	1,298	112,588
		497,713
Materials — 13.6%
Berry Global Group, Inc.	2,222	122,210
Commercial Metals Co.	2,508	106,063
Graphic Packaging Holding Co.	2,266	48,742
Mosaic Co.	3,608	117,188
Reliance Steel & Aluminum Co.	506	128,716
Westlake Corp.	1,100	126,896
Westrock Co.	1,430	51,380
		701,195
Total Common Stocks (Cost $5,384,198)		5,122,176

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Cash Flow Dividend Leaders ETF

Schedule of Investments

October 31, 2023 (Continued)

Description	Shares	Value
MONEY MARKET FUNDS — 0.2%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(a)	10,642	$10,642
Total Money Market Funds (Cost $10,642)		10,642

Total Investments — 99.9% (Cost $5,394,840)		$5,132,818

Percentages are based on Net Assets of $5,136,647.

(a)  Seven-day yield as of October 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Cash Flow High Income ETF

Schedule of Investments

October 31, 2023

Description	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 89.3%
Amplify Cash Flow Dividend Leaders ETF	107,632	$2,513,272
Total Affiliated Exchange Traded Funds (Cost $2,674,405)		2,513,272
MONEY MARKET FUNDS — 9.8%
Invesco Government & Agency Portfolio - Institutional Class — 5.27%(a)	276,239	276,239
Total Money Market Funds (Cost $276,239)		276,239

Total Investments — 99.1% (Cost $2,950,644)		$2,789,511

Percentages are based on Net Assets of $2,815,289.

(a) Seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Amplify Cash Flow High Income ETF

Schedule of Total Return Swaps

October 31, 2023

Reference Index(a)	Counterparty	Long/Short	Expiration Date	Financing Rate	Payment Frequency	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Systematic Option Series AM US 1 Excess Return Strategy	Goldman Sachs	Long	10/17/2024	0.00%	Monthly	$2,233,078	$11,971
							$11,971

(a)  The swap agreements will seek to exchange the Target Call Income (the rate of which is expected to fluctuate) provided by the Call Income Strategy’s daily sold call options for a set percent of call premium over each Call Period.

The underlying components of the basket as of October 31, 2023 are shown below:

Description	Expiration Date	Number of Contracts Sold	Notional Amount	Concentration % of Exposure
Options Contracts:
S&P 500 Weekly C4275 Index	11/3/2023	(10.67)	$44,739	1.01%
S&P 500 Weekly C4320 Index	11/3/2023	(31.76)	133,183	2.99%
S&P 500 Weekly C4335 Index	11/3/2023	(21.02)	88,136	1.98%
S&P 500 Weekly C4340 Index	11/3/2023	(42.27)	177,260	3.98%
S&P 500 Weekly C4400 Index	11/3/2023	(52.15)	218,694	4.91%
S&P 500 Weekly C4430 Index	11/3/2023	(41.33)	173,340	3.89%
S&P 500 Weekly C4455 Index	11/3/2023	(10.28)	43,113	0.97%
S&P 500 Weekly C4475 Index	11/3/2023	(30.48)	127,841	2.87%
S&P 500 Weekly C4480 Index	11/3/2023	(20.31)	85,195	1.91%
S&P 500 Weekly C4240 Index	11/10/2023	(43.41)	182,049	4.09%
S&P 500 Weekly C4265 Index	11/10/2023	(86.16)	361,318	8.12%
S&P 500 Weekly C4315 Index	11/10/2023	(42.67)	178,958	4.02%
S&P 500 Weekly C4355 Index	11/10/2023	(21.17)	88,789	2.00%
S&P 500 Weekly C4370 Index	11/10/2023	(31.52)	132,204	2.97%
S&P 500 Weekly C4375 Index	11/10/2023	(10.57)	44,315	1.00%
S&P 500 C4275 Index	11/17/2023	(10.85)	45,512	1.02%
S&P 500 C4300 Index	11/17/2023	(21.44)	89,921	2.02%
Total Options Contracts			2,214,567	49.75%

Cash
Cash			2,237,143	50.25%
Total Underlying Positions			$4,451,710	100.00%

The accompanying notes are an integral part of the financial statements.

Amplify ETF Trust

Statements of Assets and Liabilities

October 31, 2023

	Amplify High Income ETF	Amplify Online Retail ETF	Amplify CWP Enhanced Dividend Income ETF	Amplify Transformational Data Sharing ETF	Amplify Lithium & Battery Technology ETF
Assets:
Investments, at Cost	$427,469,072	$264,610,883	$2,803,755,800	$821,966,843	$185,173,910
Foreign Currency, at Cost	—	—	—	—	262,784
Investments, at Value*	$347,583,976	$159,982,500	$2,839,679,747	$501,746,858	$124,999,687
Foreign Currency, at Value	—	—	—	—	255,163
Receivable for Capital Shares Sold	—	—	1,711,910	—	—
Receivable for Investments Sold	521,786	14,368,257	—	—	—
Dividends and Interest Receivable	1,262,976	42,725	4,629,197	575,277	97,289
Securities Lending Income Receivable	54,470	8,913	—	126,221	75,840
Total Assets	349,423,208	174,402,395	2,846,020,854	502,448,356	125,427,979

Liabilities:
Options Written, at Value (Premiums Received $0; $0; $6,123,614; $0; $0)	—	—	3,144,800	—	—
Payable for Fund Shares Redeemed	524,690	14,431,515	—	—	—
Payable for Investments Purchased	—	—	1,481,601	6,399,024	—
Collateral Received for Securities Loaned (See Note 4)	7,804,375	4,133,342	—	68,724,738	14,662,483
Advisory Fees Payable	146,868	96,899	1,341,679	249,202	60,826
Foreign Currency Payable to Custodian (Cost $0; $0; $0; $740; $0)	—	—	—	792	—
Due to Custodian	—	—	—	—	2,463
Total Liabilities	8,475,933	18,661,756	5,968,080	75,373,756	14,725,772

Net Assets	$340,947,275	$155,740,639	$2,840,052,774	$427,074,600	$110,702,207

Net Assets Consist of:
Paid-in Capital ($0.01 par value)	$321,500	$37,500	$829,500	$207,500	$112,500
Additional Paid-in Capital	493,035,935	635,031,335	2,843,075,690	1,221,851,103	230,173,778
Total Distributable Earnings (Accumulated Deficit)	(152,410,160)	(479,328,196)	(3,852,416)	(794,984,003)	(119,584,071)
Net Assets	$340,947,275	$155,740,639	$2,840,052,774	$427,074,600	$110,702,207

Outstanding Shares of Beneficial Interest (unlimited authorized – $0.01 par value)	32,150,000	3,750,000	82,950,000	20,750,000	11,250,000
Net Asset Value, Offering and Redemption Price per Share	$10.60	$41.53	$34.24	$20.58	$9.84
*Includes Loaned Securities with a Value of	$7,660,967	$2,250,920	$—	$64,143,292	$12,460,669
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Assets and Liabilities

October 31, 2023

	Amplify BlackSwan Growth & Treasury Core ETF	Amplify Emerging Markets FinTech ETF	Amplify Seymour Cannabis ETF	Amplify BlackSwan ISWN ETF	Amplify Thematic All-Stars ETF
Assets:
Investments, at Cost	$196,780,958	$3,244,160	$84,602,773	$41,263,252	$3,902,573
Foreign Currency, at Cost	—	—	—	—	3
Investments, at Value*	$179,821,265	$1,957,056	$12,457,746	$37,040,039	$2,456,799
Foreign Currency, at Value	—	—	—	—	3
Collateral for Swaps	—	—	15,490,000	—	—
Dividends and Interest Receivable	1,941,177	2,157	14,634	405,598	782
Securities Lending Income Receivable	—	690	10,251	—	74
Expense Reimbursement Receivable, net	—	—	2,250	—	—
Total Assets	181,762,442	1,959,903	27,974,881	37,445,637	2,457,658

Liabilities:
Payable for Investments Purchased	9	—	—	—	—
Payable to Broker for Swaps	—	—	32,496	—	—
Collateral Received for Securities Loaned (See Note 4)	—	104,712	1,455,717	—	33,574
Advisory Fees Payable	79,732	1,144	—	15,807	1,352
Net Unrealized Depreciation on Swaps	—	—	2,845,472	—	—
Accrued Custody Fees	—	—	1,587	—	—
Accrued Accounting, Administration & Transfer Agent Fees	—	—	10,516	—	—
Other Payables and Accrued Expenses	—	—	38,565	—	—
Total Liabilities	79,741	105,856	4,384,353	15,807	34,926

Net Assets	$181,682,701	$1,854,047	$23,590,528	$37,429,830	$2,422,732

Net Assets Consist of:
Paid-in Capital ($0.01 par value)	$78,400	$1,000	$64,500	$22,000	$1,500
Additional Paid-in Capital	313,106,968	9,151,050	133,360,466	54,285,329	6,511,588
Total Distributable Earnings (Accumulated Deficit)	(131,502,667)	(7,298,003)	(109,834,438)	(16,877,499)	(4,090,356)
Net Assets	$181,682,701	$1,854,047	$23,590,528	$37,429,830	$2,422,732

Outstanding Shares of Beneficial Interest (unlimited authorized – $0.01 par value)	7,840,000	100,000	6,450,000	2,200,000	150,000
Net Asset Value, Offering and Redemption Price per Share	$23.17	$18.54	$3.66	$17.01	$16.15
*Includes Loaned Securities with a Value of	$—	$99,449	$1,140,430	$—	$32,777

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Assets and Liabilities

October 31, 2023

	Amplify BlackSwan Tech & Treasury ETF	Amplify Inflation Fighter ETF(a)	Amplify Natural Resources Dividend Income ETF	Amplify International Enhanced Dividend Income ETF	Amplify Cash Flow Dividend Leaders ETF
Assets:
Investments, at Cost	$2,235,646	$8,873,510	$9,256,153	$44,482,282	$5,394,840
Investments, at Value*	$2,141,940	$7,819,506	$9,239,199	$44,133,527	$5,132,818
Receivable for Investments Sold	—	225,000	—	172,071
Dividends and Interest Receivable	21,923	2,037	34,986	106,748	3,829
Securities Lending Income Receivable	—	281	718	858	—
Return of Capital Receivable	—	—	6,170	—	—
Net Unrealized Appreciation on Futures	—	4,668	—	—	—
Deposits at Broker for Futures**	—	186,264	—	—	—
Total Assets	2,163,863	8,237,756	9,281,073	44,413,204	5,136,647

Liabilities:
Options Written, at Value (Premiums Received $0; $0; $0; $155,196; $0)	—	—	—	88,665	—
Collateral Received for Securities Loaned (See Note 4)	—	9,020	148,281	2,220,254	—
Payable for Investments Purchased	—	—	—	227,300	—
Advisory Fees Payable	919	5,855	4,637	23,474	—
Total Liabilities	919	14,875	152,918	2,559,693	—

Net Assets	$2,162,944	$8,222,881	$9,128,155	$41,853,511	$5,136,647

Net Assets Consist of:
Paid-in Capital ($0.01 par value)	$1,250	$3,500	$3,500	$16,000	$2,200
Additional Paid-in Capital	2,953,402	9,741,228	9,390,814	43,619,200	5,401,668
Total Distributable Earnings (Accumulated Deficit)	(791,708)	(1,521,847)	(266,159)	(1,781,689)	(267,221)
Net Assets	$2,162,944	$8,222,881	$9,128,155	$41,853,511	$5,136,647

Outstanding Shares of Beneficial Interest (unlimited authorized – $0.01 par value)	125,000	350,000	350,000	1,600,000	220,000
Net Asset Value, Offering and Redemption Price per Share	$17.30	$23.49	$26.08	$26.16	$23.35
*Includes Loaned Securities with a Value of	$—	$8,416	$143,424	$2,156,351	$—
**Required margin held as collateral for futures contracts	—	$131,637	—	—	—

(a)   Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Assets and Liabilities

October 31, 2023

Amplify Cash Flow High Income ETF
Assets:
Investments in Unaffiliated Securities, at Cost	$276,239
Investments in Affiliated Securities, at Cost	2,674,405
Investments in Unaffiliated Securities, at Value	$276,239
Investments in Affiliated Securities, at Value	2,513,272
Collateral for Swaps	10,000
Dividends and Interest Receivable	5,402
Net Unrealized Appreciation on Swaps	11,971
Total Assets	2,816,884

Liabilities:
Advisory Fees Payable	1,595
Total Liabilities	1,595

Net Assets	$2,815,289

Net Assets Consist of:
Paid-in Capital ($0.01 par value)	$1,200
Additional Paid-in Capital	2,974,506
Total Distributable Earnings (Accumulated Deficit)	(160,417)
Net Assets	$2,815,289

Outstanding Shares of Beneficial Interest (unlimited authorized – $0.01 par value)	120,000
Net Asset Value, Offering and Redemption Price per Share	$23.46

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Operations

For the Year Ended October 31, 2023

	Amplify High Income ETF	Amplify Online Retail ETF	Amplify CWP Enhanced Dividend Income ETF	Amplify Transformational Data Sharing ETF	Amplify Lithium & Battery Technology ETF
Investment Income:
Dividend Income (Net of Foreign Withholding Tax of $0; $10,195; $0; $176,061; $190,934; respectively)	$34,691,208	$667,042	$61,679,265	$4,348,067	$2,616,797
Interest Income	81,676	24,470	13,295,923	137,514	10,144
Securities Lending Income	438,765	331,338	128,371	7,410,444	1,295,388
Total Investment Income	35,211,649	1,022,850	75,103,559	11,896,025	3,922,329

Expenses:
Advisory Fees	1,748,846	1,279,599	15,042,005	3,151,667	899,622
Total Expenses	1,748,846	1,279,599	15,042,005	3,151,667	899,622
Net Expenses	1,748,846	1,279,599	15,042,005	3,151,667	899,622
Net Investment Income (Loss)	33,462,803	(256,749)	60,061,554	8,744,358	3,022,707

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(25,086,211)	(174,244,737)	(41,520,338)	(190,192,655)	(27,019,787)
Capital Gain Distributions from Investment Companies	836,289	—	—	78	14
Foreign Currency	—	(196,836)	—	(59,524)	(179,991)
Options Written	—	—	37,329,803	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(768,803)	182,283,420	(33,385,163)	225,262,331	(871,895)
Foreign Currency	—	1,433	—	25,748	4,303
Options Written	—	—	2,947,341	—	—
Securities Sold Short	—	—	—	5,079	—
Net Realized and Unrealized Gain (Loss)	(25,018,725)	7,843,280	(34,628,357)	35,041,057	(28,067,356)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,444,078	$7,586,531	$25,433,197	$43,785,415	$(25,044,649)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Operations

For the Year Ended October 31, 2023

	Amplify BlackSwan Growth & Treasury Core ETF	Amplify Emerging Markets FinTech ETF	Amplify Seymour Cannabis ETF	Amplify BlackSwan ISWN ETF	Amplify Thematic All-Stars ETF
Investment Income:
Dividend Income (Net of Foreign Withholding Tax of $0; $2,711; $0; $0; $1,183 respectively)	$—	$38,667	$282,211	$—	$18,566
Interest Income	8,003,568	272	190,866	1,270,609	170
Securities Lending Income	—	18,968	131,236	—	1,870
Total Investment Income	8,003,568	57,907	604,313	1,270,609	20,606

Expenses:
Advisory Fees	1,148,793	16,284	195,223	182,293	19,232
Fund Accounting, Administration & Transfer Agent Fees	—	—	62,660	—	—
Printing and Mailing Fees	—	—	35,411	—	—
Other Expenses	—	—	24,103	—	—
Legal Fees	—	—	21,712	—	—
Audit Fees	—	—	21,308	—	—
Trustee Fees	—	—	15,445	—	—
Principal Financial Officer Fees	—	—	15,003	—	—
Shareholder Servicing Fees	—	—	14,551	—	—
Compliance Fees	—	—	13,325	—	—
Custody Expenses	—	—	9,349	—	—
Total Expenses	1,148,793	16,284	428,090	182,293	19,232
Advisory Fees Waived/Reimbursed (See Note 3)	—	—	(202,832)	—	—
Net Expenses	1,148,793	16,284	225,258	182,293	19,232
Net Investment Income	6,854,775	41,623	379,055	1,088,316	1,374

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(40,187,128)	(620,357)	(10,233,790)	(3,891,829)	(1,494,625)
Foreign Currency	—	(801)	(1,433)	—	(595)
Swaps	—	—	(4,856,502)	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	30,752,637	633,418	(1,221,829)	2,140,436	1,556,426
Foreign Currency	—	(19)	—	—	59
Swaps	—	—	(4,282,933)	—	—
Net Realized and Unrealized Gain (Loss)	(9,434,491)	12,241	(20,596,487)	(1,751,393)	61,265

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,579,716)	$53,864	$(20,217,432)	$(663,077)	$62,639
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Operations

For the Year/Period Ended October 31, 2023

	Amplify BlackSwan Tech & Treasury ETF	Amplify Inflation Fighter ETF(a)	Amplify Natural Resources Dividend Income ETF	Amplify International Enhanced Dividend Income ETF	Amplify Cash Flow Dividend Leaders ETF(b)
Investment Income:
Dividend Income (Net of Foreign Withholding Tax of $0; $4,136; $19,621; $71,911; $0)	$—	$71,911	$394,518	$918,765	$6,900
Interest Income	77,987	72,803	787	70,404	110
Securities Lending Income	—	2,504	4,675	8,310	—
Total Investment Income	77,987	147,218	399,980	997,479	7,010

Expenses:
Advisory Fees	11,192	78,502	34,059	146,315	1,875
Total Expenses	11,192	78,502	34,059	146,315	1,875
Advisory Fees Waived/Reimbursed (See Note 3)	—	—	—	—	(1,875)
Net Expenses	11,192	78,502	34,059	146,315	—
Net Investment Income	66,795	68,716	365,921	851,164	7,010

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(131,904)	(1,155,073)	115,906	(1,265,352)	(5,729)
Payment from Affiliate (See Note 5)	—	—	—	14,367	—
Foreign Currency	—	4	(3)	—	—
Futures Contracts	—	388,944	—	—	—
Options Written	—	—	—	258,327	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments	182,747	2,148,826	222	(309,599)	(262,022)
Foreign Currency	—	—	(2)	—	—
Futures Contracts	—	4,060	—	—	—
Options Written	—	—	—	66,890	—
Net Realized and Unrealized Gain (Loss)	50,843	1,386,761	116,123	(1,235,367)	(267,751)

Net Increase (Decrease) in Net Assets Resulting from Operations	$117,638	$1,455,477	$482,044	$(384,203)	$(260,741)

(a)   Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

(b)   Fund commenced operations on September 12, 2023.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Operations

For the Period Ended October 31, 2023

Amplify Cash Flow High Income ETF(a)
Investment Income:
Dividend Income from Affilated Investments (Net of Foreign Withholding Tax of $0)	$4,103
Interest Income	1,469
Total Investment Income	5,572

Expenses:
Advisory Fees	2,029
Total Expenses	2,029
Net Expenses	2,029
Net Investment Income	3,543

Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Swaps	5,228
Net Change in Unrealized Appreciation/Depreciation on:
Affiliated Investments	(161,133)
Swaps	11,971
Net Realized and Unrealized Loss	(143,934)

Net Decrease in Net Assets Resulting from Operations	$(140,391)

(a)   Fund commenced operations on September 19, 2023.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify High Income ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$33,462,803	$22,792,564
Net Realized Loss on Investments	(25,086,211)	(32,907,074)
Capital Gain Distributions from Investment Companies	836,289	189,538
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(768,803)	(93,747,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,444,078	(103,672,890)

Distributions to Shareholders:
Dividends and Distributions	(32,823,110)	(23,924,398)
Return of Capital	(10,544,890)	(13,017,602)
Total Distributions	(43,368,000)	(36,942,000)

Capital Share Transactions:
Subscriptions	115,213,635	55,386,975
Redemptions	(37,404,110)	(65,681,329)
Transaction Fees (Note 1)	—	54
Increase (Decrease) in Net Assets from Capital Share Transactions	77,809,525	(10,294,300)

Total Increase (Decrease) in Net Assets	42,885,603	(150,909,190)

Net Assets:
Beginning of Period	298,061,672	448,970,862
End of Period	$340,947,275	$298,061,672

Share Transactions:
Subscriptions	9,750,000	4,050,000
Redemptions	(3,300,000)	(4,700,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	6,450,000	(650,000)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Online Retail ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income (Loss)	$(256,749)	$2,180,233
Net Realized Loss on Investments and Foreign Currency	(174,441,573)	(149,428,601)
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency	182,284,853	(316,988,677)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,586,531	(464,237,045)

Capital Share Transactions:
Subscriptions	67,742,930	53,305,915
Redemptions	(105,954,075)	(299,390,842)
Transaction Fees (Note 1)	5,641	—
Decrease in Net Assets from Capital Share Transactions	(38,205,504)	(246,084,927)

Total Decrease in Net Assets	(30,618,973)	(710,321,972)

Net Assets:
Beginning of Period	186,359,612	896,681,584
End of Period	$155,740,639	$186,359,612

Share Transactions:
Subscriptions	1,450,000	750,000
Redemptions	(2,350,000)	(4,200,000)
Net Decrease in Shares Outstanding from Share Transactions	(900,000)	(3,450,000)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify CWP Enhanced Dividend Income ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$60,061,554	$22,060,258
Net Realized Gain (Loss) on Investments and Options Written	(4,190,535)	2,530,977
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Options Written	(30,437,822)	(79,374)
Net Increase in Net Assets Resulting from Operations	25,433,197	24,511,861

Distributions to Shareholders:
Dividends and Distributions	(60,061,554)	(32,662,560)
Return of Capital	(72,626,691)	(33,000,810)
Total Distributions	(132,688,245)	(65,663,370)

Capital Share Transactions:
Subscriptions	1,010,437,880	1,387,185,500
Redemptions	(164,920,195)	(10,597,300)
Transaction Fees (Note 1)	5	—
Increase in Net Assets from Capital Share Transactions	845,517,690	1,376,588,200

Total Increase in Net Assets	738,262,642	1,335,436,691

Net Assets:
Beginning of Period	2,101,790,132	766,353,441
End of Period	$2,840,052,774	$2,101,790,132

Share Transactions:
Subscriptions	28,250,000	39,000,000
Redemptions	(4,650,000)	(300,000)
Net Increase in Shares Outstanding from Share Transactions	23,600,000	38,700,000

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Transformational Data Sharing ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$8,744,358	$11,637,629
Net Realized Loss on Investments and Foreign Currency	(190,252,101)	(181,682,166)
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency, and Securities Sold Short	225,293,158	(757,847,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,785,415	(927,892,165)

Distributions to Shareholders:
Dividends and Distributions	—	(167,906,335)
Total Distributions	—	(167,906,335)

Capital Share Transactions:
Subscriptions	17,641,355	320,208,315
Redemptions	(98,650,555)	(255,162,225)
Transaction Fees (Note 1)	—	526
Increase (Decrease) in Net Assets from Capital Share Transactions	(81,009,200)	65,046,616

Total Decrease in Net Assets	(37,223,785)	(1,030,751,884)

Net Assets:
Beginning of Period	464,298,385	1,495,050,269
End of Period	$427,074,600	$464,298,385

Share Transactions:
Subscriptions	950,000	6,700,000
Redemptions	(5,250,000)	(8,650,000)
Net Decrease in Shares Outstanding from Share Transactions	(4,300,000)	(1,950,000)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Lithium & Battery Technology ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$3,022,707	$6,356,741
Net Realized Loss on Investments and Foreign Currency	(27,199,764)	(8,576,670)
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency	(867,592)	(86,320,529)
Net Decrease in Net Assets Resulting from Operations	(25,044,649)	(88,540,458)

Distributions to Shareholders:
Dividends and Distributions	(6,037,095)	(5,449,017)
Total Distributions	(6,037,095)	(5,449,017)

Capital Share Transactions:
Subscriptions	7,256,025	96,179,630
Redemptions	(25,274,805)	(76,589,950)
Transaction Fees (Note 1)	11,624	53,717
Increase (Decrease) in Net Assets from Capital Share Transactions	(18,007,156)	19,643,397

Total Decrease in Net Assets	(49,088,900)	(74,346,078)

Net Assets:
Beginning of Period	159,791,107	234,137,185
End of Period	$110,702,207	$159,791,107

Share Transactions:
Subscriptions	550,000	5,300,000
Redemptions	(2,000,000)	(4,550,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,450,000)	750,000

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify BlackSwan Growth & Treasury Core ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$6,854,775	$6,402,663
Net Realized Loss on Investments	(40,187,128)	(55,800,715)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	30,752,637	(120,239,328)
Net Decrease in Net Assets Resulting from Operations	(2,579,716)	(169,637,380)

Distributions to Shareholders:
Dividends and Distributions	(6,977,010)	(49,750,465)
Total Distributions	(6,977,010)	(49,750,465)

Capital Share Transactions:
Subscriptions	18,978,247	378,151,950
Redemptions	(102,136,336)	(795,833,189)
Decrease in Net Assets from Capital Share Transactions	(83,158,089)	(417,681,239)

Total Decrease in Net Assets	(92,714,815)	(637,069,084)

Net Assets:
Beginning of Period	274,397,516	911,466,600
End of Period	$181,682,701	$274,397,516

Share Transactions:
Subscriptions	780,000	10,650,000
Redemptions	(4,080,000)	(25,030,000)
Net Decrease in Shares Outstanding from Share Transactions	(3,300,000)	(14,380,000)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Emerging Markets FinTech ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$41,623	$67,045
Net Realized Loss on Investments and Foreign Currency	(621,158)	(5,656,205)
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency	633,399	425,425
Net Increase (Decrease) in Net Assets Resulting from Operations	53,864	(5,163,735)

Distributions to Shareholders:
Dividends and Distributions	(6,458)	—
Total Distributions	(6,458)	—

Capital Share Transactions:
Redemptions	(530,910)	(3,371,133)
Transaction Fees (Note 1)	575	—
Decrease in Net Assets from Capital Share Transactions	(530,335)	(3,371,133)

Total Decrease in Net Assets	(482,929)	(8,534,868)

Net Assets:
Beginning of Period	2,336,976	10,871,844
End of Period	$1,854,047	$2,336,976

Share Transactions:
Redemptions	(25,000)	(125,000)
Net Decrease in Shares Outstanding from Share Transactions	(25,000)	(125,000)
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Seymour Cannabis ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$379,055	$28,189
Net Realized Loss on Investments, Foreign Currency and Swaps	(15,091,725)	(40,016,078)
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Swaps	(5,504,762)	(24,020,718)
Net Decrease in Net Assets Resulting from Operations	(20,217,432)	(64,008,607)

Distributions to Shareholders:
Dividends and Distributions	—	(960)
Total Distributions	—	(960)

Capital Share Transactions:
Subscriptions	1,912,410	9,048,720
Redemptions	(555,060)	(5,949,360)
Increase in Net Assets from Capital Share Transactions	1,357,350	3,099,360

Total Decrease in Net Assets	(18,860,082)	(60,910,207)

Net Assets:
Beginning of Period	42,450,610	103,360,817
End of Period	$23,590,528	$42,450,610

Share Transactions:
Subscriptions	400,000	650,000
Redemptions	(150,000)	(400,000)
Net Increase in Shares Outstanding from Share Transactions	250,000	250,000

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify BlackSwan ISWN ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$1,088,316	$594,092
Net Realized Loss on Investments	(3,891,829)	(8,354,905)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	2,140,436	(6,900,721)
Net Decrease in Net Assets Resulting from Operations	(663,077)	(14,661,534)

Distributions to Shareholders:
Dividends and Distributions	(1,056,161)	(704,129)
Total Distributions	(1,056,161)	(704,129)

Capital Share Transactions:
Subscriptions	10,617,990	21,448,860
Redemptions	(2,816,528)	(18,089,013)
Increase in Net Assets from Capital Share Transactions	7,801,462	3,359,847

Total Increase (Decrease) in Net Assets	6,082,224	(12,005,816)

Net Assets:
Beginning of Period	31,347,606	43,353,422
End of Period	$37,429,830	$31,347,606

Share Transactions:
Subscriptions	575,000	900,000
Redemptions	(150,000)	(825,000)
Net Increase in Shares Outstanding from Share Transactions	425,000	75,000

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statements of Changes in Net Assets

	Amplify Thematic All-Stars ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Gain (Loss)	$1,374	$(2,522)
Net Realized Loss on Investments and Foreign Currency	(1,495,220)	(2,605,469)
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency	1,556,485	(3,878,252)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,639	(6,486,243)

Distributions to Shareholders:
Dividends and Distributions	—	(378)
Total Distributions	—	(378)

Capital Share Transactions:
Subscriptions	—	8,474,088
Redemptions	(2,467,558)	(8,468,128)
Transaction Fees (Note 1)	28	456
Increase (Decrease) in Net Assets from Capital Share Transactions	(2,467,530)	6,416

Total Decrease in Net Assets	(2,404,891)	(6,480,205)

Net Assets:
Beginning of Period	4,827,623	11,307,828
End of Period	$2,422,732	$4,827,623

Share Transactions:
Subscriptions	—	325,000
Redemptions	(150,000)	(425,000)
Net Decrease in Shares Outstanding from Share Transactions	(150,000)	(100,000)

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statement of Changes in Net Assets

	Amplify BlackSwan Tech & Treasury ETF
	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Operations:
Net Investment Income	$66,795	$35,739
Net Realized Loss on Investments	(131,904)	(623,437)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	182,747	(276,453)
Net Increase (Decrease) in Net Assets Resulting from Operations	117,638	(864,151)

Distributions to Shareholders:
Dividends and Distributions	(68,651)	(28,429)
Total Distributions	(68,651)	(28,429)

Capital Share Transactions:
Subscriptions	—	4,293,098
Redemptions	(853,823)	(432,738)
Increase (Decrease) in Net Assets from Capital Share Transactions	(853,823)	3,860,360

Total Increase (Decrease) in Net Assets	(804,836)	2,967,780

Net Assets:
Beginning of Period	2,967,780	—
End of Period	$2,162,944	$2,967,780

Share Transactions:
Subscriptions	—	200,000
Redemptions	(50,000)	(25,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	175,000

(a)   The Fund commenced operations on December 8, 2021.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Consolidated Statement of Changes in Net Assets

	Amplify Inflation Fighter ETF
	Year Ended Ootober 31, 2023	Period Ended October 31, 2022(a)
Operations:
Net Investment Income	$68,716	$98,454
Net Realized Loss on Investments, Foreign Currency and Futures	(766,125)	(994,146)
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Futures	2,152,886	(3,202,222)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,455,477	(4,097,914)

Distributions to Shareholders:
Dividends and Distributions	(54,504)	—
Total Distributions	(54,504)	—

Capital Share Transactions:
Subscriptions	535,873	23,417,260
Redemptions	(4,899,805)	(8,135,840)
Transaction Fees (Note 1)	29	2,305
Increase (Decrease) in Net Assets from Capital Share Transactions	(4,363,903)	15,283,725

Total Increase (Decrease) in Net Assets	(2,962,930)	11,185,811

Net Assets:
Beginning of Period	11,185,811	—
End of Period	$8,222,881	$11,185,811

Share Transactions:
Subscriptions	25,000	900,000
Redemptions	(225,000)	(350,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(200,000)	550,000

(a)   The Fund commenced operations on February 1, 2022.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statement of Changes in Net Assets

	Amplify Natural Resources Dividend Income ETF
	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Operations:
Net Investment Income	$365,921	$8,965
Net Realized Gain on Investments and Foreign Currency	115,903	36,776
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency	220	(17,176)
Net Decrease in Net Assets Resulting from Operations	482,044	28,565

Distributions to Shareholders:
Dividends and Distributions	(365,917)	(8,953)
Return of Capital	(129,309)	(848)
Total Distributions	(495,226)	(9,801)

Capital Share Transactions:
Subscriptions	11,763,898	2,486,810
Redemptions	(4,498,650)	(629,485)
Increase in Net Assets from Capital Share Transactions	7,265,248	1,857,325

Total Increase in Net Assets	7,252,066	1,876,089

Net Assets:
Beginning of Period	1,876,089	—
End of Period	$9,128,155	$1,876,089

Share Transactions:
Subscriptions	450,000	100,000
Redemptions	(175,000)	(25,000)
Net Increase in Shares Outstanding from Share Transactions	275,000	75,000

(a)   The Fund commenced operations on August 23, 2022.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statement of Changes in Net Assets

	Amplify International Enhanced Dividend Income ETF
	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Operations:
Net Investment Income	$851,164	$5,879
Net Realized Loss on Investments, Options Written, and Payment from Affiliate	(992,658)	(2,018)
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Options Written	(242,709)	(39,515)
Net Decrease in Net Assets Resulting from Operations	(384,203)	(35,654)

Distributions to Shareholders:
Dividends and Distributions	(866,121)	(5,879)
Return of Capital	(583,515)	(12,496)
Total Distributions	(1,449,636)	(18,375)

Capital Share Transactions:
Subscriptions	45,304,688	2,478,528
Redemptions	(3,441,413)	(606,125)
Transaction Fees (Note 1)	5,701	—
Increase in Net Assets from Capital Share Transactions	41,868,976	1,872,403

Total Increase in Net Assets	40,035,137	1,818,374

Net Assets:
Beginning of Period	1,818,374	—
End of Period	$41,853,511	$1,818,374

Share Transactions:
Subscriptions	1,650,000	100,000
Redemptions	(125,000)	(25,000)
Net Increase in Shares Outstanding from Share Transactions	1,525,000	75,000

(a)   The Fund commenced operations on September 7, 2022.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statement of Changes in Net Assets

Amplify Cash Flow Dividend Leaders ETF
Period Ended October 31, 2023(a)
Operations:
Net Investment Income	$7,010
Net Realized Loss on Investments	(5,729)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(262,022)
Net Decrease in Net Assets Resulting from Operations	(260,741)

Distributions to Shareholders:
Dividends and Distributions	(6,480)
Total Distributions	(6,480)

Capital Share Transactions:
Subscriptions	5,403,868
Increase in Net Assets from Capital Share Transactions	5,403,868

Total Increase in Net Assets	5,136,647

Net Assets:
Beginning of Period	—
End of Period	$5,136,647

Share Transactions:
Subscriptions	220,000
Net Increase in Shares Outstanding from Share Transactions	220,000

(a)   The Fund commenced operations on September 12, 2023.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Statement of Changes in Net Assets

Amplify Cash Flow High Income ETF
Period Ended October 31, 2023(a)
Operations:
Net Investment Income	$3,543
Net Realized Gain on Investments and Swaps	5,228
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Swaps	(149,162)
Net Decrease in Net Assets Resulting from Operations	(140,391)

Distributions to Shareholders:
Dividends and Distributions	(20,026)
Total Distributions	(20,026)

Capital Share Transactions:
Subscriptions	2,975,706
Increase in Net Assets from Capital Share Transactions	2,975,706

Total Increase in Net Assets	2,815,289

Net Assets:
Beginning of Period	—
End of Period	$2,815,289

Share Transactions:
Subscriptions	120,000
Net Increase in Shares Outstanding from Share Transactions	120,000

(a)   The Fund commenced operations on September 19, 2023.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify High Income ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021		Year Ended October 31, 2020	Period Ended October 31, 2019(a)		Year Ended December 31, 2018
Net Asset Value, Beginning of Year/Period	$11.60	$17.04	$14.28		$17.62	$16.09		$19.49
Income (Loss) from Investment Operations:
Net Investment Income(b)	1.12	0.89	0.81		0.97	0.86		1.13
Net Realized and Unrealized Gain (Loss)(c)	(0.68)	(4.89)	3.48		(2.69)	1.97		(2.97)
Total from Investment Operations	0.44	(4.00)	4.29		(1.72)	2.83		(1.84)

Distributions to Shareholders
Net Investment Income	(1.09)	(0.93)	(0.86)		(1.03)	(0.87)		(1.13)
Return of Capital	(0.35)	(0.51)	(0.67)		(0.59)	(0.43)		(0.43)
Total from Distributions	(1.44)	(1.44)	(1.53)		(1.62)	(1.30)		(1.56)

Capital Share Transactions
Transaction Fees	—	0.00 (d)	0.00	(d)	0.00 (d)	—		—

Net Asset Value, End of Year/Period	$10.60	$11.60	$17.04		$14.28	$17.62		$16.09

Total Return on Net Asset Value(e)	3.52%	-24.46%	30.71	%(i)	-9.84%	17.86	%(f)	-9.97%

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$340,947	$298,062	$448,971		$222,820	$237,004		$174,526
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.50%		0.50%	0.50	%(g)	0.50%
Ratio of Net Investment Income to Average Net Assets(h)	9.57%	6.23%	4.81%		6.29%	5.93	%(g)	6.19%
Portfolio Turnover(i)	48%	59%	90%		43%	28	%(f)	40%

(a)   For the period January 1, 2019 to October 1, 2019. See Note 1 to the Financial Statements.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Less than $0.005.

(e)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)   Not Annualized.

(g)   Annualized.

(h)   These ratios exclude the impact of expenses of underlying security holdings as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying closed-end investment companies in which the Fund invests.

(i)   Excludes the impact of in-kind transactions.
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Online Retail ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$40.08	$110.70	$88.69	$48.49	$43.86
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	(0.06)	0.37	(0.07)	0.58	0.16
Net Realized and Unrealized Gain (Loss)(b)	1.51	(70.99)	22.70	39.77	4.47
Total from Investment Operations	1.45	(70.62)	22.63	40.35	4.63

Distributions to Shareholders
Net Investment Income	—	—	(0.62)	(0.15)	—
Total from Distributions	—	—	(0.62)	(0.15)	—

Capital Share Transactions
Transaction Fees	0.00 (c)	—	0.00 (c)	—	—

Net Asset Value, End of Year	$41.53	$40.08	$110.70	$88.69	$48.49

Total Return on Net Asset Value(d)	3.62%	-63.80%	25.49%	83.46%	10.54%

Supplemental Data:
Net Assets, End of Year (000’s)	$155,741	$186,360	$896,682	$971,146	$240,005
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.13%	0.56%	-0.06%	0.82%	0.33%
Portfolio Turnover(e)	62%	57%	61%	28%	36%

(a)   Calculated based on average shares outstanding during the period.

(b)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(c)   Less than $0.005.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$35.41	$37.11	$29.22	$30.41	$28.51
Income from Investment Operations:
Net Investment Income(a)	0.78	0.59	0.49	0.48	0.58
Net Realized and Unrealized Gain (Loss)(b)	(0.24)	(0.57)	9.22	0.79	2.93
Total from Investment Operations	0.54	0.02	9.71	1.27	3.51

Distributions to Shareholders
Net Investment Income	(0.77)	(0.58)	(1.56)	(0.27)	(1.61)
Net Realized Gains	—	(0.28)	(0.11)	(0.86)	—
Return of Capital	(0.94)	(0.86)	(0.15)	(1.33)	—
Total from Distributions	(1.71)	(1.72)	(1.82)	(2.46)	(1.61)

Capital Share Transactions
Transaction Fees	0.00 (c)	—	—	—	—

Net Asset Value, End of Year	$34.24	$35.41	$37.11	$29.22	$30.41

Total Return on Net Asset Value(d)	1.47%	0.14%	33.81%	4.40%	12.63%

Supplemental Data:
Net Assets, End of Year (000’s)	$2,840,053	$2,101,790	$766,353	$106,668	$21,286
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.55%	0.55%	0.61%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	N/A	N/A	0.54%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	2.20%	1.67%	1.31%	1.16%	1.50%
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	N/A	N/A	1.38%	1.62%	1.96%
Portfolio Turnover(e)	66%	87%	89%	86%	115%

(a)   Calculated based on average shares outstanding during the period.

(b)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(c)   Less than $0.005.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$18.53	$55.37	$24.80	$18.21	$17.45
Income (Loss) from Investment Operations:
Net Investment Income(a)	0.38	0.41	0.24	0.17	0.23
Net Realized and Unrealized Gain (Loss)(b)	1.67	(31.50)	30.98	6.80	0.71
Total from Investment Operations	2.05	(31.09)	31.22	6.97	0.94

Distributions to Shareholders
Net Investment Income	—	(5.75)	(0.66)	(0.39)	(0.19)
Total from Distributions	—	(5.75)	(0.66)	(0.39)	(0.19)

Capital Share Transactions
Transaction Fees	—	0.00 (c)	0.01	0.01	0.01

Net Asset Value, End of Year	$20.58	$18.53	$55.37	$24.80	$18.21

Total Return on Net Asset Value(d)	11.05%	-61.76%	127.54%	38.97%	5.72%

Supplemental Data:
Net Assets, End of Year (000’s)	$427,075	$464,298	$1,495,050	$132,705	$99,269
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.70%	0.70%	0.73%	0.90%	0.90%
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	N/A	N/A	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	1.94%	1.33%	0.47%	0.65%	1.15%
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	N/A	N/A	0.50%	0.85%	1.35%
Portfolio Turnover(e)	36%	39%	41%	44%	35%

(a)   Calculated based on average shares outstanding during the period.

(b)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(c)   Less than $0.005.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Lithium & Battery Technology ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Year	$12.58	$19.59	$10.83	$10.59	$12.87
Income (Loss) from Investment Operations:
Net Investment Income(a)	0.25	0.49	0.27	0.16	0.29
Net Realized and Unrealized Gain (Loss)(b)	(2.51)	(7.08)	8.50	0.41	(2.48)
Total from Investment Operations	(2.26)	(6.59)	8.77	0.57	(2.19)

Distributions to Shareholders
Net Investment Income	(0.48)	(0.42)	(0.03)	(0.35)	(0.10)
Total from Distributions	(0.48)	(0.42)	(0.03)	(0.35)	(0.10)

Capital Share Transactions
Transaction Fees	0.00(c)	0.00(c)	0.02	0.02	0.01

Net Asset Value, End of Year	$9.84	$12.58	$19.59	$10.83	$10.59

Total Return on Net Asset Value(d)	-18.52%	-34.28%	81.32%	5.56%	-16.96%

Supplemental Data:
Net Assets, End of Year (000’s)	$110,702	$159,791	$234,137	$9,747	$4,767
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.59%	0.59%	0.59%	0.89%	0.92%
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	N/A	N/A	N/A	0.71%	0.72%
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	1.98%	3.05%	1.57%	1.42%	2.23%
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	N/A	N/A	N/A	1.60%	2.43%
Portfolio Turnover(e)	42%	42%	51%	131%	61%

(a)   Calculated based on average shares outstanding during the period.

(b)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(c)   Less than $0.005.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify BlackSwan Growth & Treasury Core ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020		Period Ended October 31, 2019(a)
Net Asset Value, Beginning of Year/Period	$24.63	$35.72	$30.87	$28.57		$25.00
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.74	0.33	0.09	0.12		0.43
Net Realized and Unrealized Gain (Loss)(c)	(1.43)	(9.41)	5.25	3.05	(d)	3.52
Total from Investment Operations	(0.69)	(9.08)	5.34	3.17		3.95

Distributions to Shareholders
Net Investment Income	(0.77)	(0.38)	(0.07)	(0.19)		(0.38)
Net Realized Gains	—	(1.63)	(0.42)	(0.68)		—
Total from Distributions	(0.77)	(2.01)	(0.49)	(0.87)		(0.38)

Capital Share Transactions
Transaction Fees	—	—	—	0.00	(e)	—

Net Asset Value, End of Year/Period	$23.17	$24.63	$35.72	$30.87		$28.57

Total Return on Net Asset Value(f)	-2.97%	-26.77%	17.44%	11.29	%(h)	15.94	%(g)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$181,683	$274,398	$911,467	$685,231		$124,299
Ratio of Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%		0.49	%(i)
Ratio of Net Investment Income to Average Net Assets	2.92%	1.08%	0.25%	0.40%		1.64	%(i)
Portfolio Turnover(j)	218%	286%	194%	162%		154	%(g)

(a)   The Fund commenced operations on November 5, 2018.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Includes a less than $0.01 gain per share derived from payment from an affiliate.

(e)   Less than $0.005.

(f)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(g)   Not Annualized.

(h)   Before payment from affiliate for the loss resulting from trade error, the total return for the period would have been 11.29%.

(i)   Annualized.

(j)   Excludes the impact of in-kind transactions.
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Emerging Markets FinTech ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020		Period Ended October 31, 2019(a)
Net Asset Value, Beginning of Year/Period	$18.70	$43.49	$41.54	$26.73		$25.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(b)	0.37	0.39	(0.12)	(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss)(c)	(0.49)	(25.18)	2.05	14.92	(d)	1.79
Total from Investment Operations	(0.12)	(24.79)	1.93	14.85		1.72

Distributions to Shareholders
Net Investment Income	(0.05)	—	—	(0.05)		—
Total from Distributions	(0.05)	—	—	(0.05)		—

Capital Share Transactions
Transaction Fees	0.01	—	0.02	0.01		0.01

Net Asset Value, End of Year/Period	$18.54	$18.70	$43.49	$41.54		$26.73

Total Return on Net Asset Value(e)	-0.59%	-57.00%	4.68%	55.70	%(g)	6.91	%(f)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$1,854	$2,337	$10,872	$10,386		$2,005
Ratio of Expenses to Average Net Assets	0.69%	0.69%	0.69%	0.69%		0.69	%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.76%	1.37%	-0.24%	-0.21%		-0.34	%(h)
Portfolio Turnover(i)	57%	176%	69%	83%		64	%(f)

(a)   The Fund commenced operations on January 29, 2019.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Includes a $0.06 gain derived from a payment from affiliate.

(e)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)   Not Annualized.

(g)   Before payment from affiliate for the loss resulting from trade error, the total return for the period would have been 55.47%.

(h)   Annualized.

(i)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Seymour Cannabis ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022		Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(a)
Net Asset Value, Beginning of Year/Period	$6.85	$17.37		$11.81	$15.61	$24.71
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.06	0.00	(c)	0.01	0.31	0.00	(c)
Net Realized and Unrealized Gain (Loss)(d)	(3.25)	(10.52)		5.65	(4.03)	(9.10)
Total from Investment Operations	(3.19)	(10.52)		5.66	(3.72)	(9.10)

Distributions to Shareholders
Net Investment Income	—	(0.00	)(c)	(0.10)	(0.08)	—
Total from Distributions	—	(0.00	)(c)	(0.10)	(0.08)	—

Capital Share Transactions
Transaction Fees	—	—		—	0.00 (c)	—

Net Asset Value, End of Year/Period	$3.66	$6.85		$17.37	$11.81	$15.61

Total Return on Net Asset Value(e)	-46.60%	-60.58%		47.93%	-24.94%	-37.28	%(f)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$23,591	$42,451		$103,361	$6,497	$5,465
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived/Reimbursed & Securities Lending Credit)	1.43%	1.08%		0.97%	5.61%	6.14	%(g)
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived/Reimbursed)	0.75%	0.75%		0.75%	2.22%	5.73	%(g)
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived/Reimbursed & Securities Lending Credit)	0.75%	0.75%		0.75%	0.75%	0.75	%(g)
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	0.59%	-0.28%		-0.17%	-1.93%	6.14	%(g)
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	1.27%	0.05%		0.05%	2.93%	-0.10	%(g)
Portfolio Turnover(h)	46%	27%		124%	64%	23	%(f)

(a)   The Fund commenced operations on July 22, 2019.

(b)   Calculated based on average shares outstanding during the period.

(c)   Less than $0.005.

(d)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(e)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)   Not Annualized.

(g)   Annualized.

(h)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify BlackSwan ISWN ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(a)
Net Asset Value, Beginning of Year/Period	$17.66	$25.50	$25.00
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.55	0.30	0.07
Net Realized and Unrealized Gain (Loss)(c)	(0.66)	(7.77)	0.48
Total from Investment Operations	(0.11)	(7.47)	0.55

Distributions to Shareholders
Net Investment Income	(0.54)	(0.27)	(0.05)
Net Realized Gains	—	(0.10)	—
Total from Distributions	(0.54)	(0.37)	(0.05)

Net Asset Value, End of Year/Period	$17.01	$17.66	$25.50

Total Return on Net Asset Value(d)	-0.80%	-29.51%	2.23	%(e)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$37,430	$31,348	$43,353
Ratio of Expenses to Average Net Assets	0.49%	0.49%	0.49	%(f)
Ratio of Net Investment Income to Average Net Assets	2.93%	1.42%	0.38	%(f)
Portfolio Turnover(g)	195%	221%	123	%(e)

(a)   The Fund commenced operations on January 25, 2021.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Not Annualized.

(f)   Annualized.

(g)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Thematic All-Stars ETF

Financial Highlights

	Year Ended October 31, 2023	Year Ended October 31, 2022		Period Ended October 31, 2021(a)
Net Asset Value, Beginning of Year/Period	$16.09	$28.27		$25.05
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(b)	0.01	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss)(c)	0.05	(12.17)		3.24
Total from Investment Operations	0.06	(12.18)		3.22

Distributions to Shareholders
Net Realized Gains	—	(0.00	)(d)	—
Total from Distributions	—	(0.00	)(d)	—

Capital Share Transactions
Transaction Fees	0.00 (d)	0.00	(d)	0.00	(d)

Net Asset Value, End of Year/Period	$16.15	$16.09		$28.27

Total Return on Net Asset Value(e)	0.37%	-43.07%		12.85	%(f)(g)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$2,423	$4,828		$11,308
Ratio of Expenses to Average Net Assets	0.49%	0.49%		0.49	%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	-0.03%		-0.23	%(h)
Portfolio Turnover(i)	66%	70%		48	%(f)

(a)   The Fund commenced operations on July 20, 2021.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Less than $0.005.

(e)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)   Not Annualized.

(g)   Before payment from affiliate for the loss resulting from a trade error, the total return for the period would have been 12.84%. See Note 5.

(h)   Annualized.

(i)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify BlackSwan Tech & Treasury ETF

Financial Highlights

	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Net Asset Value, Beginning of Year/Period	$16.96	$24.95
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.53	0.30
Net Realized and Unrealized Gain (Loss)(c)	0.36	(8.03)
Total from Investment Operations	0.89	(7.73)

Distributions to Shareholders
Net Investment Income	(0.55)	(0.26)
Total from Distributions	(0.55)	(0.26)

Net Asset Value, End of Year/Period	$17.30	$16.96

Total Return on Net Asset Value(d)	5.25%	-31.07	%(e)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$2,163	$2,968
Ratio of Expenses to Average Net Assets	0.49%	0.49	%(f)
Ratio of Net Investment Income to Average Net Assets	2.92%	1.70	%(f)
Portfolio Turnover(g)	209%	153	%(e)

(a)   The Fund commenced operations on December 8, 2021.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Not Annualized.

(f)   Annualized.

(g)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Inflation Fighter ETF

Consolidated Financial Highlights(a)

	Year Ended October 31, 2023	Period Ended October 31, 2022(b)
Net Asset Value, Beginning of Year/Period	$20.34	$24.77
Income (Loss) from Investment Operations:
Net Investment Income(c)	0.17	0.16
Net Realized and Unrealized Gain (Loss)(d)	3.09	(4.59)
Total from Investment Operations	3.26	(4.43)

Distributions to Shareholders
Net Investment Income	(0.11)	—
Total from Distributions	(0.11)	—

Capital Share Transactions
Transaction Fees	0.00 (e)	0.00	(e)

Net Asset Value, End of Year/Period	$23.49	$20.34

Total Return on Net Asset Value(f)	16.14%	-17.88	%(g)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$8,223	$11,186
Ratio of Expenses to Average Net Assets	0.85%	0.85	%(h)
Ratio of Net Investment Income to Average Net Assets	0.75%	0.93	%(h)
Portfolio Turnover(i)	23%	61	%(g)

(a)   Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

(b)   The Fund commenced operations on February 1, 2022.

(c)   Calculated based on average shares outstanding during the period.

(d)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(e)   Less than $0.005.

(f)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(g)   Not Annualized.

(h)   Annualized.

(i)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Natural Resources Dividend Income ETF

Financial Highlights

	Year Ended October 31, 2023	Period Ended October 31, 2022(a)
Net Asset Value, Beginning of Year/Period	$25.01	$25.79
Income (Loss) from Investment Operations:
Net Investment Income(b)	1.65	0.18
Net Realized and Unrealized Gain (Loss)(c)	1.34	(0.76)
Total from Investment Operations	2.99	(0.58)

Distributions to Shareholders
Net Investment Income	(1.42)	(0.18)
Return of Capital	(0.50)	(0.02)
Total from Distributions	(1.92)	(0.20)

Net Asset Value, End of Year/Period	$26.08	$25.01

Total Return on Net Asset Value(d)	12.34%	-2.16	%(e)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$9,128	$1,876
Ratio of Expenses to Average Net Assets	0.59%	0.59	%(f)
Ratio of Net Investment Income to Average Net Assets	6.34%	3.94	%(f)
Portfolio Turnover(g)	135%	31	%(e)

(a)   The Fund commenced operations on August 23, 2022.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Not Annualized.

(f)   Annualized.

(g)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify International Enhanced Dividend Income ETF

Financial Highlights

	Year Ended October 31, 2023		Period Ended October 31, 2022(a)
Net Asset Value, Beginning of Year/Period	$24.24		$25.03
Income (Loss) from Investment Operations:
Net Investment Income(b)	1.03		0.09
Net Realized and Unrealized Gain (Loss)(c)	2.51	(d)	(0.63)
Total from Investment Operations	3.54		(0.54)

Distributions to Shareholders
Net Investment Income	(0.98)		(0.07)
Return of Capital	(0.65)		(0.18)
Total from Distributions	(1.63)		(0.25)

Capital Share Transactions
Transaction Fees	0.01		—

Net Asset Value, End of Year/Period	$26.16		$24.24

Total Return on Net Asset Value(e)	14.59	%(f)	-2.14	%(g)

Supplemental Data:
Net Assets, End of Year/Period (000’s)	$41,854		$1,818
Ratio of Expenses to Average Net Assets	0.65%		0.65	%(h)
Ratio of Net Investment Income to Average Net Assets	3.78%		2.40	%(h)
Portfolio Turnover(i)	83%		12	%(g)

(a)   The Fund commenced operations on September 7, 2022.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Includes a $0.02 gain derived from a payment from affiliate. See Note 5.

(e)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(f)   Before payment from affiliate for the loss resulting from trade error, the total return for the period would have been 14.52%.

(g)    Not Annualized.

(h)    Annualized.

(i)     Excludes the impact of in-kind transactions.
The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Cash Flow Dividend Leaders ETF

Financial Highlights

	Period Ended October 31, 2023(a)
Net Asset Value, Beginning of Period	$25.13
Income from Investment Operations:
Net Investment Income(b)	0.05
Net Realized and Unrealized Gain(c)	(1.79)
Total from Investment Operations	(1.74)

Distributions to Shareholders
Net Investment Income	(0.04)
Total from Distributions	(0.04)

Net Asset Value, End of Period	$23.35

Total Return on Net Asset Value(d)	-6.94	%(e)

Supplemental Data:
Net Assets, End of Period (000’s)	$5,137
Ratio of Expenses to Average Net Assets (Before Advisory Fees Waived)	0.39	%(f)
Ratio of Expenses to Average Net Assets (After Advisory Fees Waived)	0.00	%(f)
Ratio of Net Investment Income to Average Net Assets (Before Advisory Fees Waived)	1.07	%(f)
Ratio of Net Investment Income to Average Net Assets (After Advisory Fees Waived)	1.46	%(f)
Portfolio Turnover(g)	21	%(e)

(a)   The Fund commenced operations on September 12, 2023.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Not Annualized.

(f)   Annualized.

(g)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Amplify Cash Flow High Income ETF

Financial Highlights

	Period Ended October 31, 2023(a)
Net Asset Value, Beginning of Period	$24.92
Income (Loss) from Investment Operations:
Net Investment Income(b)	0.03
Net Realized and Unrealized Loss(c)	(1.32)
Total from Investment Operations	(1.29)

Distributions to Shareholders
Net Investment Income	(0.17)
Total from Distributions	(0.17)

Net Asset Value, End of Period	$23.46

Total Return on Net Asset Value(d)	-5.18	%(e)

Supplemental Data:
Net Assets, End of Period (000’s)	$2,815
Ratio of Expenses to Average Net Assets	0.65	%(f)
Ratio of Net Investment Income to Average Net Assets	1.14	%(f)
Portfolio Turnover(g)	0	%(e)

(a)   The Fund commenced operations on September 19, 2023.

(b)   Calculated based on average shares outstanding during the period.

(c)   Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the year.

(d)   Total Return on Net Asset Value is based on the change in net asset value (“NAV”) of a share during the period and assumes reinvestment of dividends and distributions at NAV. Total Return on Net Asset Value is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(e)   Not Annualized.

(f)   Annualized.

(g)   Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023

1.    ORGANIZATION

Amplify ETF Trust (the “Trust”) was organized as a Massachusetts business trust on January 6, 2015, and is authorized to issue an unlimited number of shares in one or more series of funds. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple operational series, all of which are covered in this report (each a “Fund” and collectively the “Funds”). Each Fund represents a beneficial interest in a separate portfolio of securities and other assets, with their own investment objectives and policies.

The Funds list and principally trade their shares on the New York Stock Exchange Arca (“NYSE”) and the Nasdaq Stock Market LLC (“Nasdaq”) (each an “Exchange” and collectively the “Exchanges”). Shares of the Funds trade on the Exchanges at market prices that may be below, at, or above the Funds’ net asset value (“NAV”). YYY, IBUY, DIVO, BLOK, BATT, and CNBS, will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 50,000 shares, called “Creation Units.” SWAN and COWS will issue and redeem shares on a continuous basis at NAV only in creation units of, typically 10,000 shares. EMFQ, ISWN, MVPS, QSWN, IWIN, NDIV, and IDVO will issue and redeem shares on a continuous basis at NAV only in creation units of, typically 25,000 shares. HCOW will issue and redeem shares on a continuous basis at NAV only in creation units of, typically 30,000 shares. Creation Units will be issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally will trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed an Authorized Participant Agreement with Foreside Fund Services, LLC (“the Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to CNBS and the payment of any cash amounts have been completed. To the extent contemplated by the applicable authorized participant agreement, Creation Units of CNBS will be issued to such authorized participant notwithstanding the fact that CNBS deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible, which undertaking shall be secured by such authorized participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars immediately available funds having a value (marked to market daily) at least equal to 105% of the value of the missing deposit securities.

Each Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee. The Funds may issue an unlimited number of shares of beneficial interest, with par value of $0.01 per share. All shares of the Funds have equal rights and privileges. In addition to the transaction fees noted below, each Fund may also charge up to a 2% variable fee on the creation or redemption of Creation or Redemption Units. Variable transaction fees during the fiscal year, if any, are disclosed in the Statements of Changes in Net Assets.

Fund Name	Ticker	Commencement of Operations	Diversification	Exchange	Transaction Fees
Amplify High Income ETF	YYY	June 11, 2012	Diversified	NYSE	$500
Amplify Online Retail ETF	IBUY	April 19, 2016	Diversified	NYSE	500
Amplify CWP Enhanced Dividend Income ETF	DIVO	December 13, 2016	Non-Diversified	NYSE	500
Amplify Transformational Data Sharing ETF	BLOK	January 16, 2018	Diversified	NYSE	500
Amplify Lithium & Battery Technology ETF	BATT	June 4, 2018	Non-Diversified	NYSE	1,000
Amplify BlackSwan Growth & Treasury Core ETF	SWAN	November 5, 2018	Diversified	NYSE	300
Amplify Emerging Markets FinTech ETF	EMFQ	January 19, 2019	Diversified	NYSE	750
Amplify Seymour Cannabis ETF	CNBS	July 22, 2019	Non-Diversified	NYSE	500
Amplify BlackSwan ISWN ETF	ISWN	January 25, 2021	Non-Diversified	NYSE	300
Amplify Thematic All-Stars ETF	MVPS	July 20, 2021	Non-Diversified	NYSE	1,500
Amplify BlackSwan Tech & Treasury ETF	QSWN	December 8, 2021	Non-Diversified	NYSE	300
Amplify Inflation Fighter ETF	IWIN	February 1, 2022	Non-Diversified	NYSE	500
Amplify Natural Resources Dividend Income ETF	NDIV	August 23, 2022	Non-Diversified	NYSE	300
Amplify International Enhanced Dividend Income ETF	IDVO	September 7, 2022	Non-Diversified	NYSE	300
Amplify Cash Flow Dividend Leaders ETF	COWS	September 12, 2023	Non-Diversified	NASDAQ	300
Amplify Cash Flow High Income ETF	HCOW	September 19, 2023	Non-Diversified	NASDAQ	300

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

The investment objectives of the Funds are to seek investment results that generally correspond (before fees and expenses) to the price and yield of the following indexes, respectively.

Ticker	Index
YYY	ISE High IncomeTM Index
IBUY	EQM Online Retail Index
BATT	EQM Lithium & Battery Technology Index
SWAN	S-Network BlackSwan Core Index
EMFQ	EQM Emerging Markets FinTech Index
ISWN	S-Network BlackSwan International Index
MVPS	ETF All-Stars Thematic Composite Index
QSWN	S-Network BlackSwan Tech & Treasury Index
NDIV	EQM Natural Resources Dividend Income Index
COWS	Kelly US Cash Flow Dividend Leaders Index

The investment objective of DIVO and IDVO is to seek to provide current income as its primary objective and to provide capital appreciation as its secondary objective. The investment objective of BLOK is to seek to provide investors with total return. The investment objective of CNBS is to seek to provide investors capital appreciation. The investment objective of IWIN is to seek to provide investors with long-term capital appreciation in inflation-adjusted terms. The investment objective of HCOW is to seek to provide investors with current income.

2.    SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

CONSOLIDATION OF SUBSIDIARY

IWIN’s portfolio managers expect to obtain commodities exposure primarily through investments in commodity futures contracts via a wholly owned subsidiary of the Fund, Amplify Inflation Fighter (Cayman) Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is designed to enhance the ability of the Fund to obtain exposure to the commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Fund is the sole shareholder of the Subsidiary, which will not be sold or offered to other investors. The Subsidiary is overseen by its own board of directors. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year end. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $1,409,776 which represented 17.14% of the Fund’s net assets.

SECURITY VALUATION

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended October 31, 2023, there have been no significant changes to the Funds’ fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued at the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. Futures contracts will be valued at the settlement price. If there is no current market price available, then the securities will be valued at the last trade price.

The Trust’s Valuation Procedures provide for the designation of the Adviser as “Valuation Designee”. If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds’ Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of October 31, 2023:

Category	YYY	IBUY	DIVO	BLOK	BATT
Investments in Securities
Assets
Level 1
Investment Companies	$339,208,075	$—	$—	$—	$—
Common Stocks	—	155,572,654	2,459,975,679	391,266,002	109,840,759
Exchange Traded Funds	—	—	—	20,467,567	—
Money Market Funds	571,526	276,504	379,704,068	12,235,878	255,449
Investments Purchased with Proceeds from Securities Lending	7,804,375	4,133,342	—	68,724,738	14,662,483
Total Level 1	347,583,976	159,982,500	2,839,679,747	492,694,185	124,758,691
Level 2
Rights	—	—	—	—	3,296
Corporate Bonds	—	—	—	1,814,000	—
Total Level 2	—	—	—	1,814,000	3,296
Level 3
Common Stocks	—	0	—	—	237,700
Convertible Bonds	—	—	—	7,238,673	—
Total Level 3	—	0	—	7,238,673	237,700
Total	$347,583,976	$159,982,500	$2,839,679,747	$501,746,858	$124,999,687

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

Category	YYY	IBUY	DIVO	BLOK	BATT
Other Financial Instruments(a)
Liabilities
Level 1
Options Written	$—	$—	$3,144,800	$—	$—
Total Level 1	—	—	3,144,800	—	—
Level 2	—	—	—	—	—
Total Level 2	—	—	—	—	—
Level 3	—	—	—	—	—
Total Level 3	—	—	—	—	—
Total	$—	$—	$3,144,800	$—	$—
Category	SWAN	EMFQ	CNBS	ISWN	MVPS
Investments in Securities
Assets
Level 1
Common Stocks	$—	$1,845,714	$10,655,568	$—	$2,404,691
Preferred Stock	—	—	—	—	9,452
Purchased Options	13,870,971	—	—	—	—
Money Market Funds	522,663	6,630	341,753	39,324	2,036
Investments Purchased with Proceeds from Securities Lending	—	104,712	1,455,717	—	33,574
Total Level 1	14,393,634	1,957,056	12,453,038	39,324	2,449,753
Level 2
U.S. Government Notes/Bonds	165,427,631	—	—	34,583,990	—
Common Stocks	—	—	4,708	—	7,046
Purchased Options	—	—	—	2,416,725	—
Total Level 2	165,427,631	—	4,708	37,000,715	7,046
Level 3
Common Stocks	—	0	0	—	—
Rights	—	—	0	—	—
Total Level 3	—	0	0	—	—
Total	$179,821,265	$1,957,056	$12,457,746	$37,040,039	$2,456,799

Other Financial Instruments(a)
Liabilities
Level 1
Total Level 1	—	—	—	—	—
Level 2
Total Return Swaps	—	—	$2,845,472	—	—
Total Level 2	—	—	2,845,472	—	—
Level 3
Total Level 3	—	—	—	—	—
Total	$—	$—	$2,845,472	$—	$—

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

Category	QSWN	IWIN	NDIV	IDVO	COWS
Investments in Securities
Assets
Level 1
Common Stocks	$—	$6,799,677	$8,691,252	$39,944,617	$5,122,176
Preferred Stock	—	—	352,651	—	—
Money Market Funds	8,778	110,508	47,015	1,968,656	10,642
Investments Purchased with Proceeds from Securities Lending	—	9,020	148,281	2,220,254	—
Total Level 1	8,778	6,919,205	9,239,199	44,133,527	5,132,818
Level 2
U.S. Government Notes/Bonds	1,866,792	900,301	—	—	—
Purchased Options	266,370	—	—	—	—
Total Level 2	2,133,162	900,301	—	—	—
Level 3
Total Level 3	—	—	—	—	—
Total	$2,141,940	$7,819,506	$9,239,199	$44,133,527	$5,132,818
Other Financial Instruments(a)
Assets
Level 1
Futures Contracts	$—	$5,034	$—	$—	$—
Total Level 1	—	5,034	—	—	—
Level 2	—	—	—	—	—
Total Level 2	—	—	—	—	—
Level 3	—	—	—	—	—
Total Level 3	—	—	—	—	—
Total	$—	$5,034	$—	$—	$—

Other Financial Instruments(a)
Liabilities
Level 1
Futures Contracts	$—	$366	$—	$—	$—
Options Written	—	—	—	88,665	—
Total Level 1	—	366	—	88,665	—
Level 2	—	—	—	—	—
Total Level 2	—	—	—	—	—
Level 3	—	—	—	—	—
Total Level 3	—	—	—	—	—
Total	$—	$366	$—	$88,665	$—

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

Category	HCOW
Investments in Securities
Assets
Level 1
Affiliated Exchange Traded Funds	$2,513,272
Money Market Funds	276,239
Total Level 1	2,789,511
Level 2
Total Level 2	—
Level 3
Total Level 3	—
Total	$2,789,511

Other Financial Instruments(a)
Assets
Level 1
Total Level 1	—
Level 2
Total Return Swaps	11,971
Total Level 2	11,971
Level 3	—
Total Level 3	—
Total	$11,971

See the Schedules of Investments for further disaggregation of investment categories.

(a)       Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as options written, total return swap agreements, and futures contracts which are reflected at value.

Below is a reconciliation of securities in Level 3 for the Funds for the year ended October 31, 2023.

	Balance as of 10/31/2022	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Purchases/ Acquisition	Sales	Corporate Action	Transfers In/Out of Level 3	Balance as of 10/31/2023	Net Change in Unrealized Appreciation (Depreciation) on Securities held at 10/31/2023
BLOK – Convertible Bonds	$8,496,096	$—	$(1,257,423)	$—	$—	$—	$—	$7,238,673	$(1,257,423)
BATT – Common Stocks	—	(40,589)	(86,214)	636,207	(271,704)	—	—	237,700	(86,214)

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

BLOK	Fair Value as of 10/31/2023	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input	Impact to Valuation from an Increase to Input
Convertible Bonds	$7,238,673	Discounted Cash Flow	Discount Rate Probability of Recovery	N/A/15.385% N/A/25%	Decrease Increase
BATT	Fair Value as of 10/31/2023	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input	Impact to Valuation from an Increase to Input
Common Stocks	$237,700	Market Approach	No Market Activity	—	Increase

OPTION WRITING

DIVO and IDVO will each employ an option strategy in which they will write U.S. exchange-traded covered call options on equity securities in the portfolios in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by DIVO or IDVO will give the holder (buyer) the right to buy a certain equity security at a predetermined strike price from DIVO or IDVO. A premium is the income received by an investor who sells or writes an option contract to another party. DIVO and IDVO seek to lower risk and enhance total return by tactically selling short-term call options on some, or all, of the equity securities in the portfolio. Specifically, DIVO seeks to provide gross income of approximately 2-3% from dividend income and 2-4% from option premium, plus the potential for capital appreciation. IDVO seeks to provide gross income of approximately 3-4% from dividend income and 2-4% from option premium, plus the potential for capital appreciation. Unlike a systematic covered call program, DIVO and IDVO are not obligated to continuously cover each individual equity position. When one of the underlying stocks demonstrates strength or an increase in implied volatility, DIVO and IDVO identify that opportunity and sell call options tactically, rather than keeping all positions covered and limiting potential upside.

When DIVO or IDVO write an option, an amount equal to the premium received by DIVO or IDVO, respectively is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by DIVO and IDVO on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether DIVO or IDVO has realized a gain or loss. DIVO and IDVO, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option. During the period, DIVO and IDVO used written covered call options in a manner consistent with the strategy described above.

SWAN, ISWN, and QSWN’s investments in options contracts will primarily be long-term equity anticipation securities known as LEAP Options. LEAP Options are long-term exchange-traded call options that allow holders the opportunity to participate in the underlying securities’ appreciation in excess of a specified strike price without receiving payments equivalent to any cash dividends declared on the underlying securities. A holder of a LEAP Option will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP Option will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP Option will expire and be worthless.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

SWAP AGREEMENTS

CNBS and HCOW may enter total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to market value of a total return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of a total return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Investments and cash provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value and collateral for swaps, respectively, on the Statements of Assets and Liabilities and investments are noted on the Schedules of Investments. Assets and cash collateral provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s net asset value. HCOW intends to use swaps on the Call Income Strategy’s sold call options on the S&P 500 Index.

FUTURES CONTRACTS

IWIN may use futures contracts to seek to enhance return, to hedge some of the risk of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.

The value of derivative instruments on the Statements of Assets and Liabilities as of October 31, 2023 is as follows:

	Derivatives	Statement of Assets and Liabilities	Value
DIVO	Equity Contracts - Options	Options Written, at value (liability)	$3,144,800
SWAN	Equity Contracts - Options	Investments, at Value (asset)	13,870,971
CNBS	Equity Contracts - Swaps	Net Unrealized Depreciation on Swaps (liability)	2,845,472
ISWN	Equity Contracts - Options	Investments, at Value (asset)	2,416,725
QSWN	Equity Contracts - Options	Investments, at Value (asset)	266,370
IWIN	Commodity Contracts - Futures	Net Unrealized Appreciation on Futures (asset)	4,668
IDVO	Equity Contracts - Options	Options Written, at value (liability)	88,665
HCOW	Equity Contracts - Swaps	Net Unrealized Depreciation on Swaps (liability)	11,971

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023 is as follows:

	Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
DIVO	Equity Contracts	Options Written	$37,329,803	$2,947,341
SWAN	Equity Contracts	Options Purchased(a)	(19,333,280)	16,159,562
CNBS	Equity Contracts	Swaps	(4,856,502)	(4,282,933)
ISWN	Equity Contracts	Options Purchased(a)	(1,542,701)	1,476,208
QSWN	Equity Contracts	Options Purchased(a)	(45,180)	188,509
IWIN	Commodity Contracts	Long Futures	388,944	4,060
IDVO	Equity Contracts	Options Written	258,327	66,890
HCOW	Equity Contracts	Swaps	5,228	11,971

(a)   Realized and unrealized gain (loss) on options purchased is included within the net realized and unrealized gain (loss) on investments balance on the Statemtents of Operations.

The average monthly value of derivative activity during the year ended October 31, 2023 is as follows:

	DIVO	SWAN	CNBS	ISWN	QSWN	IWIN	IDVO	HCOW
Average Market Value
Options Written	$(2,901,552)	$—	$—	$—	$—	$—	$(49,896)	$—
Options Purchased	—	19,768,094	—	3,589,429	253,788	—	—	—

Average Notional Value
Total Return Swaps	—	—	11,756,587	—	—	—	—	2,226,189
Futures Contracts – Long	—	—	—	—	—	1,665,486	—	—

OFFSETTING ASSETS AND LIABILITIES

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
Description/Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
HCOW
Swaps Executed
Goldman Sachs	$11,971	$—	$11,971	$—	$—	$11,971

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
Description/Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
CNBS
Swaps Executed
Nomura Global Financial Products, Inc.	$2,845,472	$—	$2,845,472	$—	$2,845,472	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

SHORT POSITIONS

When a Fund sells a security it does not own (known as a “short” position), it must buy or borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, cash proceeds from securities sold short, if any, are included in the Statements of Assets and Liabilities as deposits at broker for securities sold short. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. A Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Dividend and interest expense paid by the Funds, if any, are displayed in the Expenses section of the Statements of Operations.

SHARE VALUATION

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds is equal to the Funds’ NAV.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains (loss) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on foreign currency transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method.

Paid-in-kind (“PIK”) interest income received in the form of securities in-lieu of cash are recorded at the par value of the securities received. PIK accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date.

Distributions received from YYY’s investments in closed-end funds (“CEFs”) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management’s estimates of such amounts based on historical information. These estimates are adjusted with the tax returns after the actual source of distributions has been disclosed by the CEFs and may differ from the estimated amounts.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually by the Funds. All distributions are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investments and foreign currency for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings/(accumulated deficit) and paid-in capital, as appropriate, in the period that the differences arise.

GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect risk of loss to be remote.

ORGANIZATIONAL AND OFFERING COSTS

All organizational costs incurred to establish the Funds were paid by the Adviser and are not subject to reimbursement.

3.    AGREEMENTS

The Adviser serves as investment adviser to the Funds. Pursuant to an Investment Management Agreement (the “Management Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

Under the Management Agreement, the Funds will pay the following investment advisory fees to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it (with the exception of CNBS), including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, but excluding interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses.

Fund	Annual Rate of Average Daily Net Assets
YYY	0.50%
IBUY	0.65%
DIVO	0.55%
BLOK	0.70%
BATT	0.59%
SWAN	0.49%
EMFQ	0.69%
CNBS	0.65%
ISWN	0.49%
MVPS	0.49%
QSWN	0.49%
IWIN	0.85%
NDIV	0.59%
IDVO	0.65%
COWS	0.39%
HCOW	0.65%

Pursuant to a contractual agreement between the Trust on behalf of CNBS, the Adviser has agreed to waive or reduce its fees to assume other expenses of CNBS, if necessary, in amounts that limit CNBS’ total operating expenses (exclusive of any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization, or proxy solicitation, litigation, and other extraordinary expenses) to not more than 0.75% of the average daily net assets of CNBS. For the year ended October 31, 2023, the Adviser’s management fee was reduced by $195,223 and the Adviser reimbursed $7,609 of the Fund’s expenses. This contractual agreement expires on March 1, 2024. The Adviser is entitled to recoup any fees that it waived and/or fund expenses that it paid for a period of three years following such fee waivers and/or expense payments per the Expense Reimbursement and Fee Waiver Agreement as outlined in the schedule below:

Recoupment Expiration	Amount of Recoupment
October 31, 2024	$227,383
October 31, 2025	$204,674
October 31, 2026	$202,832

Pursuant to a contractual agreement between the Trust, on behalf of COWS, management fees paid to the Adviser were reduced by 0.39%. For the period ended October 31, 2023, the Adviser’s management fee was reduced by $1,875. This contractual agreement will continue until September 12, 2024. The Adviser is not eligible to recoup these amounts.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

The Adviser has contractually agreed to waive the proportionate amount of the COWS’s advisory fee as applied to the net assets of the Fund invested in HCOW, for which the Adviser also serves as investment adviser. As a result, the Adviser receives a management fee of 0.26% from assets of HCOW invested in COWS. Given the fee waiver in COWS, there was no reduction in the management fee in HCOW for the period ended October 31, 2023.

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Penserra Capital Management, LLC (“Penserra”) serves as the Sub-Adviser to YYY, IBUY, and EMFQ. Tidal Investments, LLC, a Tidal Financial Group company, (“Tidal”) serves as the Sub-Adviser to BLOK, BATT, MVPS, IWIN, and NDIV. Penserra and Capital Wealth Planning, LLC (“CWP”) serve as the Sub-Advisers to DIVO and IDVO. Penserra and Seymour Asset Management, LLC (“SAM”) serve as the Sub-Advisers to CNBS. Cerity Partners, LLC (“Cerity”) and Tidal serve as the Sub-Advisers to SWAN, ISWN, and QSWN. Penserra and Kelly Strategic Management, LLC (“Kelly Intelligence”) serve as the Sub-Advisers to COWS and HCOW. (Penserra, together with CWP, Tidal, and Cerity the “Sub-Advisers,” and each, a “Sub-Adviser”). Each Sub-Adviser has responsibility for selecting and continuously monitoring the Fund’s investments. Sub-Advisory fees earned by Penserra, Tidal, Cerity, CWP, SAM, and Kelly Intelligence are paid by the Adviser.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ custodian, transfer agent and accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (“USB”), an affiliate of Fund Services, serves as the Funds’ custodian and securities lending agent.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and Trustees of the Trust are also officers or employees of the Adviser or its affiliates. The Chief Compliance Officer and the Principal Financial Officer of the Adviser provide services to CNBS and the Advisor is entitled to receive reimbursement from CNBS for their services pursuant to its fee arrangements with CNBS.

4.    SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending programs administered by the Securities Lending Agents. The securities lending agreements require that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the non-cash and cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of October 31, 2023, YYY, IBUY, BLOK, BATT, EMFQ, CNBS, MVPS, IWIN, NDIV, and IDVO had loaned securities and received cash collateral for the loans. All of the securities on loan were classified as common stocks. The cash collateral is invested by the Securities Lending Agents in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agents. The value of the securities on loan and the related collateral as of October 31, 2023, are disclosed in each Fund’s Schedule of Investments and Statement of Assets and Liabilities.

As of October 31, 2023, the values of the securities on loan and payable for collateral due to brokers were as follows:

Fund	Value of Securities on Loan	Payable for Collateral Received(a)
YYY	$7,660,967	$7,804,375
IBUY	2,250,920	4,133,342
DIVO	—	—
BLOK	64,143,292	68,724,738
BATT	12,460,669	14,662,483
SWAN	—	—
EMFQ	99,449	104,712
CNBS	1,140,430	1,455,717
ISWN	—	—
MVPS	32,777	33,574
QSWN	—	—
IWIN	8,416	9,020
NIDV	143,424	148,281
IDVO	2,156,351	2,220,254
COWS	—	—
HCOW	—	—

(a)   The cash collateral received was invested in the First American Government Obligations Fund as shown on the schedule of investments, a short-term investment portfolio with an overnight and continuous maturity. The investment objective is to seek to maximize current income and daily liquidity by purchasing U.S. government securities and repurchase agreements collateralized by such ogligations.

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income”) is reflected in the Funds’ Statements of Operations.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

5.    INVESTMENT TRANSACTIONS

For the year/period ended October 31, 2023, the aggregate purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, the in-kind transactions associated with creations and redemptions, and the long-term purchases and sales of U.S. Government Securities were as follows:

Fund	Purchases	Sales	In-Kind Purchases	In-Kind Sales	U.S. Government Purchases	U.S. Government Sales
YYY	$166,171,826	$172,459,165	$114,106,760	$37,120,466	$—	$—
IBUY	122,632,857	121,121,201	65,755,532	105,036,590	—	—
DIVO	1,586,994,324	1,718,293,782	904,511,322	145,291,518	—	—
BLOK	171,761,045	162,746,957	16,916,342	94,465,712	—	—
BATT	63,447,259	70,252,384	4,314,243	18,732,766	—	—
SWAN	503,357,391	587,362,699	—	—	479,124,669	568,450,634
EMFQ	1,311,367	1,377,669	—	431,616	—	—
CNBS	7,137,553	7,478,703	913,610	246,664	—	—
ISWN	77,866,963	70,516,683	—	—	73,906,288	68,253,203
MVPS	2,567,148	2,658,786	—	2,375,696	—	—
QSWN	4,709,386	5,074,284	—	403,992	4,487,562	5,390,683
IWIN	2,275,252	2,110,979	400,503	3,816,870	963,452	1,089,801
NDIV	7,701,753	7,810,992	11,608,959	4,416,941	—	—
IDVO	19,272,008	17,745,260	41,729,779	3,204,553	—	—
COWS	1,020,032	971,324	5,341,220	—	—	—
HCOW	—	—	2,674,405	—	—	—

During the year ended October 31, 2023, IDVO had a trade error due to incorrect trade instructions. This resulted in a loss to the Fund of $14,367, which was reimbursed to the Fund by an affiliate.

6.    TRANSACTIONS WITH AFFILIATED SECURITIES

Investments in issuers considered to be affiliate(s) of the Funds during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Investments in Amplify Cash Flow Dividend Leaders ETF	Amplify Cash Flow High Income ETF
Value at September 19, 2023	$—
Purchases at Cost	2,674,405
Proceeds from Sales	—
Net Realized Gain (Loss)	—
Change in Unrealized Appreciation/(Depreciation)	(161,133)
Value at October 31, 2023	$2,513,272
Shares held at October 31, 2023	107,632
Dividend Income	$4,103

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

7.    FEDERAL INCOME TAXES

As of and during the year ended October 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year/period ended October 31, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties.

The tax composition of distributions paid during the year/period ended October 31, 2023 for the Funds was as follows:

	Ordinary Income	Capital Gains	Return of Capital
YYY	$32,823,110	$—	$10,544,890
IBUY	—	—	—
DIVO	60,061,554	—	72,626,691
BLOK	—	—	—
BATT	6,037,095	—	—
SWAN	6,977,010	—	—
EMFQ	6,458	—	—
CNBS	—	—	—
ISWN	1,056,161	—	—
MVPS	—	—	—
QSWN	68,651	—	—
IWIN	54,504	—	—
NDIV	365,917	—	129,309
IDVO	866,121	—	583,515
COWS	6,480	—	—
HCOW	20,026	—	—

The tax composition of distributions paid during the year/period ended October 31, 2022 for the Funds was as follows:

	Ordinary Income	Capital Gains	Return of Capital
YYY	$23,924,398	$—	$13,017,602
IBUY	—	—	—
DIVO	22,060,258	10,602,302	33,000,810
BLOK	167,906,335	—	—
BATT	5,449,017	—	—
SWAN	23,594,215	26,156,250	—
EMFQ	—	—
CNBS	960	—	—
ISWN	704,129	—	—
MVPS	—	378	—
QSWN	28,429	—	—
IWIN	—	—	—
NDIV	8,953	—	848
IDVO	5,879	—	12,496

The Funds intend to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable income and capital gains to shareholders. Therefore, no federal income or excise tax provision has been made.

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

The cost basis of investments and distributable earnings (accumulated deficit) for federal income tax purposes as of October 31, 2023 was as follows:

	YYY	IBUY	DIVO	BLOK	BATT
	Investments	Investments	Investments	Investments	Investments
Tax cost of investments	$433,671,469	$285,638,925	$2,830,696,279	$869,852,986	$192,702,877
Gross tax unrealized appreciation	5,395,982	9,347,115	154,590,776	36,451,930	4,034,540
Gross tax unrealized depreciation	(91,483,475)	(135,003,540)	(145,607,308)	(404,558,107)	(71,737,730)
Net tax unrealized appreciation (depreciation)	(86,087,493)	(125,656,425)	8,983,468	(368,106,177)	(67,703,190)
Undistributed ordinary income	—	—	—	12,491,001	3,368,757
Undistributed long-term capital gain	—	—	—	—	—
Total accumulated gain	—	—	—	12,491,001	3,368,757
Other accumulated gain (loss)	(66,322,667)	(353,671,771)	(12,835,884)	(439,368,827)	(55,249,638)
Distributable earnings/(accumulated deficit)	$(152,410,160)	$(479,328,196)	$(3,852,416)	$(794,984,003)	$(119,584,071)
	SWAN	EMFQ	CNBS	ISWN	MVPS
	Investments	Investments	Investments	Investments	Investments
Tax cost of investments	$197,524,099	$3,410,029	$98,661,550	$41,264,172	$4,117,256
Gross tax unrealized appreciation	42,409	115,148	137,164	—	152,438
Gross tax unrealized depreciation	(17,745,243)	(1,568,121)	(86,373,465)	(4,224,133)	(1,812,895)
Net tax unrealized appreciation (depreciation)	(17,702,834)	(1,452,973)	(86,236,301)	(4,224,133)	(1,660,457)
Undistributed ordinary income	505,413	98,136	—	103,397	—
Undistributed long-term capital gain	—	—	—	—	—
Total accumulated gain	505,413	98,136	—	103,397	—
Other accumulated gain (loss)	(114,305,246)	(5,943,166)	(23,598,137)	(12,756,763)	(2,429,899)
Distributable earnings/(accumulated deficit)	$(131,502,667)	$(7,298,003)	$(109,834,438)	$(16,877,499)	$(4,090,356)
	QSWN	IWIN	NDIV	IDVO	COWS
	Investments	Investments	Investments	Investments	Investments
Tax cost of investments	$2,235,646	$8,885,813	$9,328,122	$44,808,708	$5,395,943
Gross tax unrealized appreciation	72,984	856,783	260,808	1,847,523	48,216
Gross tax unrealized depreciation	(166,690)	(1,923,090)	(349,731)	(2,522,704)	(311,341)
Net tax unrealized appreciation (depreciation)	(93,706)	(1,066,307)	(88,923)	(675,181)	(263,125)
Undistributed ordinary income	5,454	337,806	—	—	530
Undistributed long-term capital gain	—	—	—	—	—
Total accumulated gain	5,454	337,806	—	—	530
Other accumulated gain (loss)	(703,456)	(793,346)	(177,236)	(1,106,508)	(4,626)
Distributable earnings/(accumulated deficit)	$(791,708)	$(1,521,847)	$(266,159)	$(1,781,689)	$(267,221)

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

HCOW
Investments
Tax cost of investments	$2,950,644
Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	(161,133)
Net tax unrealized appreciation (depreciation)	(161,133)
Undistributed ordinary income	716
Undistributed long-term capital gain	—
Total accumulated gain	716
Other accumulated gain (loss)	—
Distributable earnings/(accumulated deficit)	$(160,417)

The difference between book and tax-basis cost is attributable to the deferral on wash sales, passive foreign investment companies, deferral on straddles and Swap mark-to-market.

At October 31, 2023, the Funds deferred, on a tax basis, late year ordinary losses of:

Late Year Ordinary Loss Deferral
YYY	$—
IBUY	216,859
DIVO	—
BLOK	—
BATT	—
SWAN	—
EMFQ	—
CNBS	—
ISWN	—
MVPS	310
QSWN	—
IWIN	—
NDIV	—
IDVO	—
COWS	—
HCOW	—

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

At October 31, 2023, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
YYY	$28,676,146	$37,646,521	Unlimited
IBUY	124,545,169	228,909,156	Unlimited
DIVO	2,023,577	13,779,602	Unlimited
BLOK	176,350,224	263,011,016	Unlimited
BATT	24,296,437	30,942,939	Unlimited
SWAN	97,281,428	17,023,818	Unlimited
EMFQ	3,006,507	2,936,640	Unlimited
CNBS	7,458,346	16,139,791	Unlimited
ISWN	11,022,768	1,733,995	Unlimited
MVPS	1,640,757	788,844	Unlimited
QSWN	697,760	5,696	Unlimited
IWIN	736,267	61,747	Unlimited
NDIV	128,541	48,693	Unlimited
IDVO	1,163,035	10,004	Unlimited
COWS	4,626	—	Unlimited
HCOW	—	—	Unlimited

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to net operating losses, losses from the Fund’s wholly owned subsidiary in IWIN only, prior year return of capital true ups, and redemption-in-kind transactions. For the year ended October 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
YYY	$438,510	$(438,510)
IBUY	(10,665,576)	10,665,576
DIVO	(25,999,586)	25,999,586
BLOK	17,647,079	(17,647,079)
BATT	(1,204,552)	1,204,552
SWAN	—	—
EMFQ	(16,735)	16,735
CNBS	7,640,529	(7,640,529)
ISWN	—	—
MVPS	854,026	(854,026)
QSWN	51,885	(51,885)
IWIN	405,292	(405,292)
NDIV	(350,588)	350,588
IDVO	(476,031)	476,031
COWS	—	—
HCOW	—	—

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

During the year ended October 31, 2023, the Funds realized the following net capital gains (losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains (losses) are not taxable to the Funds, and gains are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated deficit) to paid-in capital.

YYY	$(1,078,203)
IBUY	10,741,393
DIVO	25,999,586
BLOK	(17,647,079)
BATT	1,204,552
SWAN	—
EMFQ	16,735
CNBS	(24,912)
ISWN	—
MVPS	(850,391)
QSWN	(51,885)
IWIN	(401,218)
NDIV	350,588
IDVO	476,030
COWS	—
HCOW	—

8.    PRINCIPAL RISKS

BITCOIN FUTURES RISK (IWIN only)

The market for bitcoin futures may be less developed, less liquid and more volatile than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurance that this growth will continue. Bitcoin futures are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CME or the Commodity Futures Trading Commission (“CFTC”), potentially subjecting the Fund to substantial losses. Bitcoin and bitcoin futures contracts are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero.

Margin levels for Bitcoin futures contracts are substantially higher than the margin requirements for more established futures contracts. Additionally, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change and may be raised in the future by the exchanges and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to Bitcoin futures and may adversely affect its ability to achieve its investment objective. Further, FCMs utilized by the Funds may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.

BITCOIN RISK (BLOK and IWIN only)

The Fund expects to have market exposure to cryptocurrencies such as bitcoin. Cryptocurrencies are often referred to as a “virtual currency” or “digital currency,” and operate as a decentralized, peer-to-peer financial exchange and value storage that can be used like money. A cryptocurrency operates without central authority or banks and is not backed by any government. A cryptocurrency is also not

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Notes to the Financial Statements

October 31, 2023 (Continued)

a legal tender. Federal, state or foreign governments may restrict the use and exchange of a cryptocurrency, and regulation in the U.S. is still developing. Even when held indirectly, investment vehicles may be affected by the high volatility associated with cryptocurrency exposure. Holding a privately offered investment vehicle in its portfolio may cause the Fund to trade at a premium or discount to NAV.

Bitcoin is a relatively new financial innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the network involved in maintaining the ledger of bitcoin ownership and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact bitcoin trading venues. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network or restrict the use of bitcoin. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures, and the Fund.

BIOTECHNOLOGY COMPANIES RISK (CNBS only)

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the FDA, the U.S. Environmental Protection Agency, state and local governments, and non-U.S. regulatory authorities.

BLOCKCHAIN INVESTMENTS RISK (BLOK only)

An investment in companies actively engaged in blockchain technology may be subject to the following risks:

The technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in the Fund.

Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets).

Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Developmental risk. Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

Intellectual property claims. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund.

Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more

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Notes to the Financial Statements

October 31, 2023 (Continued)

lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume or increase volatility of digital securities or other assets trading on a blockchain.

Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application, may also introduce defects and vulnerabilities.

Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

CANNABIS INDUSTRY RISK (CNBS only)

Companies involved in the cannabis industry face competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Since the use of cannabis is illegal under U.S. federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.

COMMODITY-LINKED DERIVATIVES RISK (IWIN only)

Investments linked to the prices of commodities may be considered speculative. Significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be quick and significant and may not correlate to price movements in other asset classes. A liquid secondary market may not exist for certain commodity-linked derivatives, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

COMMODITY REGULATORY RISK (IWIN only)

The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

COMMODITIES RISK (IWIN only)

Commodity prices can have significant volatility, and exposure to commodities can cause the value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. A liquid

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Notes to the Financial Statements

October 31, 2023 (Continued)

secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. The Fund is subject to the risk that a commodity price will change from one level to another between periods of trading. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.

CONCENTRATION RISK (YYY, EMFQ, and MVPS only)

To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. The Fund may be susceptible to loss due to adverse occurrences to the extent that the Fund’s investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class.

CONSTRUCTION AND HOMEBUILDING COMPANIES RISK (IWIN only)

Construction and homebuilding companies may be significantly affected by changes in demand for their specific products or services, government spending, zoning laws, general economic conditions, commodity prices, consumer confidence and spending, taxation, demographic patterns, real estate values, labor relations and government regulations. Such companies can also be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

COUNTERPARY RISK (CNBS and HCOW only)

The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular securities without actually purchasing those securities. The Fund’s use of such financial instruments, including swap arrangements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

COVERED CALL RISK (DIVO and IDVO only)

Covered call risk is the risk that the Fund will forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

FINANCIAL COMPANIES RISK

Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

FINANCIAL TECHNOLOGY (“FINTECH”) RISK (EMFQ only)

FinTech companies may be adversely impacted by government regulations, economic conditions and deterioration in markets. These companies may have significant exposure to consumers and businesses, including small businesses, in the form of loans and other financial products or services. FinTech companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech companies store sensitive consumer information and could be the target of cybersecurity attacks and other

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Notes to the Financial Statements

October 31, 2023 (Continued)

types of theft, which could have a negative impact on these companies. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech companies.

FOREIGN INVESTMENT RISK

Securities issued by Non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on foreign investments and exchange of securities; and less government supervision and regulation of issuers in foreign countries. Prices of foreign securities also may be more volatile.

FUND OF FUNDS RISK (YYY only)

Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments.

FUTURES CONTRACT RISK (IWIN only)

Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

HEALTH CARE COMPANIES RISK (CNBS only)

Health care companies are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, and an increased emphasis on the delivery of healthcare through outpatient services. Health care companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation

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Notes to the Financial Statements

October 31, 2023 (Continued)

based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies, or other market developments. Many new products in the health care field require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

INFORMATION TECHNOLOGY COMPANIES RISK (IBUY, BLOK, and EMFQ only)

Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

LEVERAGE RISK (YYY only)

Leverage may result from ordinary borrowings or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Underlying Fund’s shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

MARKET EVENTS RISK

Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and t is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests and negatively impact a Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of a Fund, the Adviser and a Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

MARKET PRICE DISCOUNT FROM/PREMIUM TO NET ASSET VALUE RISK (YYY only)

The shares of the Underlying Funds may trade at a discount or premium to their NAV. This characteristic is a risk separate and distinct from the risk that an Underlying Fund’s NAV could decrease as a result of investment activities. Whether investors, such as the Fund, will realize gains or losses upon the sale of shares will depend not on the Underlying Funds’ NAVs, but entirely upon whether the market price of the Underlying Funds’ shares at the time of sale is above or below an investor’s purchase price for shares.

METALS AND MINING COMPANIES RISK (BATT and NDIV only)

The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

MINERAL MINING RISK (IWIN only)

The Fund is subject to certain risks associated with companies involved in mining. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of green metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes. A significant amount of the companies may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce these metals. Exploration and development involves significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

ONLINE RETAIL RISK (IBUY only)

Companies that operate in the online marketplace, retail and travel segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace, retail and travel segments to reduce profit margins in order to compete. Profit margins in the travel industry are particularly sensitive to seasonal demand, fuel costs and consumer perception of various risks associated with travel to various destinations. Due to the

Amplify ETF Trust

Notes to the Financial Statements

October 31, 2023 (Continued)

nature of their business models, companies that operate in the online marketplace, retail and travel segments may also be subject to heightened cybersecurity risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace, retail and travel segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

OPTIONS RISK (SWAN, ISWN, and QSWN only)

Investing in options, including LEAP Options, and other instruments with option-type elements may increase the volatility and/or transaction expenses of the Fund. An option may expire without value, resulting in a loss of the Fund’s initial investment and may be less liquid and more volatile than an investment in the underlying securities. The Fund’s ability to close out its position as a purchaser of a call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund may also purchase over-the-counter call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed call options. In some instances, over-the-counter call options may expose the Fund to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested.

PHARMACEUTICAL COMPANIES RISK (CNBS only)

Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection of intense competition.

POOLED INVESTMENT VEHICLE RISK (BLOK and IWIN only)

The Fund may invest in Commodity-Linked Instruments, including ETFs and shares of other pooled investment vehicles. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying pooled investment vehicle. Pooled investment vehicles that invest in commodities are subject to the risks associated with direct investments in those commodities. The price and movement of a pooled investment vehicle designed to track an index may not track the index and may result in a loss. Certain pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. Certain pooled investment vehicles may also not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk.

The Fund may obtain exposure to bitcoin through the Grayscale Bitcoin Trust (“GBTC”). GBTC is a private investment fund that is not regulated under the 1940 Act. The shares of the Grayscale Bitcoin Trust may trade at a premium or discount, may not directly correspond to the price of Bitcoin, and are highly volatile. The Fund may also obtain exposure to bitcoin by investing in U.S. listed instruments. These instruments may be subject to investment advisory and other expenses, which would be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in these instruments and may be higher than other funds that invest directly in stocks and bonds.

RARE EARTH METAL COMPANIES RISK (BATT only)

Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth metals, which may fluctuate

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Notes to the Financial Statements

October 31, 2023 (Continued)

substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

Russian and Ukraine Securities RISK

The continued hostilities between the two countries may still result in more widespread conflict and could have a severe adverse effect on the region and the markets. Sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have additional significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events.

9.    RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

10.    SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosure and/or adjustment.

Amplify ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Amplify ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, options written, open futures contracts, and total return swaps (as applicable), of Amplify ETF Trust comprising the funds listed below (the “Funds”) as of October 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Amplify High Income ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, and 2020, the period from January 1, 2019 through October 31, 2019, and the year ended December 31, 2018
Amplify Online Retail ETF, Amplify CWP Enhanced Dividend Income ETF, Amplify Transformational Data Sharing ETF, and Amplify Lithium & Battery Technology ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, and 2019
Amplify BlackSwan Growth & Treasury Core ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, and 2020 and the period from November 5, 2018 (commencement of operations) through October 31, 2019
Amplify Emerging Markets FinTech ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, and 2020 and the period from January 29, 2019 (commencement of operations) through October 31, 2019
Amplify Seymour Cannabis ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, and 2020 and the period from July 22, 2019 (commencement of operations) through October 31, 2019
Amplify BlackSwan ISWN ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the year ended October 31, 2023 and 2022 and the period from January 25, 2021 (commencement of operations) through October 31, 2021
Amplify Thematic All-Stars ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the year ended October 31, 2023 and 2022 and the period from July 20, 2021 (commencement of operations) through October 31, 2021
Amplify BlackSwan Tech & Treasury ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from December 8, 2021 (commencement of operations) through October 31, 2022

Amplify ETF Trust

Report of Independent Registered Public Accounting Firm

(Continued)

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Amplify Inflation Fighter ETF*	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from February 1, 2022 (commencement of operations) through October 31, 2022
Amplify Natural Resources Dividend Income ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from August 23, 2022 (commencement of operations) through October 31, 2022
Amplify International Enhanced Dividend Income ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from September 7, 2022 (commencement of operations) through October 31, 2022
Amplify Cash Flow Dividend Leaders ETF	For the period from September 12, 2023 (commencement of operations) through October 31, 2023
Amplify Cash Flow High Income ETF	For the period from September 19, 2023 (commencement of operations) through October 31, 2023

*   The financial statements referred to throughout are consolidated.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and counterparties; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015. We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 28, 2023

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023

AMPLIFY HIGH INCOME ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 12, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify YieldShares High Income ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about December 11, 2018 for an initial two-year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval for an additional one year term. In preparation for the meetings regarding the additional one year term, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. Thus, a meeting was held on September 15, 2020, to discuss and review the Agreements with respect to the Fund. At the September 15, 2020 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term. Thereafter, the Board held meetings on September 14, 2021, September 13, 2022 and September 12, 2023 to discuss and review the Agreements with respect to the Fund for an additional one year term following the previous approval. At each of those meetings, the Board, including the Independent Trustees, after reviewing the information provided by the Adviser and the Sub-Adviser, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term.

Prior to the meeting held on September 12, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser; (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale. Prior to and at the meeting held on September 12, 2023, representatives from the Adviser and the Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser’s and the Sub-Adviser’s oral presentations and any other information that the Board received at the meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and the Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and the Sub-Adviser regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.50% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser had managed this Fund to the Board’s satisfaction over the course of the previous years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Adviser on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Adviser’s views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

AMPLIFY ONLINE RETAIL ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 12, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify Online Retail ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about November 5, 2015 for an initial two-year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval for an additional one year term. In preparation for the meetings regarding the additional one-year term, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. Thus, a meeting was held on September 12, 2017, to discuss and review the Agreements with respect to the Fund. At the September 12, 2017 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term. Thereafter, the Board held meetings on September 18, 2018 and September 17, 2019, September 15, 2020, September 14, 2021 and September 13, 2022 to discuss and review the Agreements with respect to the Fund for an additional one-year term following the previous approval. At each of those meetings, the Board, including the Independent Trustees, after reviewing the information provided by the Adviser and the Sub-Adviser approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term.

Prior to the meeting held on September 12, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale. Prior to and at the meeting held on September 12, 2023, representatives from the Adviser and the Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser’s and the Sub-Adviser’s oral presentations and any other information that the Board received at the meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and the Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and the Sub-Adviser regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.65% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser had managed this Fund to the Board’s satisfaction over the course of the previous years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Adviser on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Adviser’s views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

AMPLIFY BLACKSWAN GROWTH & TREASURY CORE ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 12, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify BlackSwan Growth & Treasury Core ETF (the “Fund”); an Investment Sub-Advisory Agreement between the Adviser) and the Sub-Advisers, Tidal Investments, LLC (“Tidal”) and Cerity Partners, LLC (“Cerity”). Tidal and Cerity will be hereinafter referred to collectively as the “Sub-Advisers”.

The Fund was originally approved by the Board and its Independent Trustees on or about September 18, 2018 and October 4, 2018 for an initial two-year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval for an additional one year term. In preparation for the meetings regarding the additional one-year term, the Board requests and reviews a wide variety of information from the Adviser and the sub-advisers, who at the time were Tidal and ARGI Investment Services LLC (“ARGI”). Thus, a meeting was held on September 15, 2020, to discuss and review the Agreements with respect to the Fund. At the September 15, 2020 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser; Tidal and ARGI as the Sub-Adviser and their respective Agreements for an additional one-year term. Thereafter, the Board held meetings on September 14, 2021 and September 13, 2022 to discuss and review the Agreements with respect to the Fund for the additional one-year terms following the previous approval. At the September 14, 2021 and September 13, 2022 meetings, the Board, including the Independent Trustees, after reviewing the information provided by the Adviser and Toroso and ARGI as the sub-advisers, approved the retention of the Adviser and Tidal and ARGI as the Sub-Advisers and their respective Agreements for an additional one-year term. The Board was recently advised that ARGI has merged with and into Cerity and convened a meeting on March 15, 2023 to approve Cerity as the sub-adviser to the Fund, replacing ARGI. At the meeting on September 12, 2023, the Board reviewed and approved the Adviser, Tidal and Cerity as the Sub-Advisers, and their respective Agreement for an additional one-year term.

Prior to the meeting held on September 12, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Advisers regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Advisers; (ii) the Adviser’s and the Sub-Advisers’ costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Advisers; and (iii) the existence, or anticipated existence, of economies of scale. Prior to and at the meeting held on September 12, 2023, representatives from the Adviser and the Sub-Advisers, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s and the Sub-Advisers’ fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Advisers provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser’s and the Sub-Advisers’ oral presentations and any other information that the Board received at the meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Advisers and the personnel and resources of the Adviser and Sub-Advisers, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and the Sub-Advisers regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.49% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Advisers had managed this Fund to the Board’s satisfaction over the course of the previous years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Advisers, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Advisers. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Advisers on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Advisers with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Advisers as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Advisers, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Advisers’ views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Advisers had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

FOR AMPLIFY BLACKSWAN ISWN ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 12, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify BlackSwan ISWN ETF (the “Fund”); an Investment Sub-Advisory Agreement between the Adviser) and the Sub-Advisers, Tidal Investments, LLC (“Tidal”) and Cerity Partners, LLC (“Cerity”). Tidal and Cerity will be hereinafter referred to collectively as the “Sub-Advisers”.

The Fund was originally approved by the Board and its Independent Trustees on or about December 8, 2020 for an initial two-year term. After their initial two-year term, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval for an additional one year term. In preparation for the meeting regarding the additional one year term, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Advisers, who at the time were Tidal and ARGI Investment Services LLC (“ARGI”). Thus, a meeting was held on September 14, 2021, to discuss and review the Agreements with respect to the Fund. At the September 14, 2021 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser; Tidal and ARGI as the Sub-Adviser and their respective Agreements for an additional one-year term. Thereafter, the Board held a meeting on September 13, 2022 and September 12, 2023 to discuss and review the Agreements with respect to the Fund for the additional one-year terms following the previous approval. At the September 13, 2022 and September 12, 2023 meetings, the Board, including the Independent Trustees, after reviewing the information provided by the Adviser and Tidal and ARGI as the sub-advisers, approved the retention of the Adviser and Tidal and ARGI as the Sub-Advisers and their respective Agreements for an additional one-year term. The Board was recently advised that ARGI has merged with and into Cerity and convened a meeting on March 15, 2023 to approve Cerity as the sub-adviser to the Fund, replacing ARGI. At the meeting on September 12, 2023, the Board reviewed and approved the Adviser, Tidal and Cerity as the Sub-Advisers, and their respective Agreement for an additional one-year term.

Prior to the meeting held on September 12, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Advisers regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Advisers; (ii) the Adviser’s and the Sub-Advisers’ costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Advisers; and (iii) the existence, or anticipated existence, of economies of scale. Prior to and at the meeting held on September 12, 2023, representatives from the Adviser and the Sub-Advisers, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s and the Sub-Advisers’ fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Advisers provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser’s and the Sub-Advisers’ oral presentations and any other information that the Board received at the meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Advisers and the personnel and resources of the Adviser and Sub-Advisers, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and the Sub-Advisers regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.49% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Advisers had managed this Fund to the Board’s satisfaction over the course of the previous years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Advisers, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Advisers. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Advisers on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Advisers with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Advisers as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Advisers, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Advisers’ views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Advisers had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

FOR AMPLIFY THEMATIC ALL-STARS ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 13, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify Thematic All-Stars ETF (the “Fund”) and (2) an Investment Sub-Advisory Agreement between the Adviser and Tidal Investments, LLC (“Sub-Adviser”), on behalf of the Fund (collectively, the “Agreements”).

The Fund was originally approved by the Board and its Independent Trustees on or about June 8, 2021 for an initial two-year term. During the initial approval, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. At the June 8, 2021 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for the initial two-year term. Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term using the same process identified above.

On or about June 13, 2023, the Board called and held a meeting to decide whether to approve the Agreements for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. At the June 13, 2023 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Adviser and the Agreements for an additional one-year term.

Prior to the meeting held on June 13, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Adviser; (ii) the Adviser and the Sub-Adviser’s costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Adviser; and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on June 13, 2021, representatives from the Adviser and the Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Adviser’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Adviser’s oral presentations and any other information that the Board received at the meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Adviser, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and Sub-Adviser regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed initial investment management fee of 0.49% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Adviser had managed this Fund to the Board’s satisfaction over the course of the previous two years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Adviser, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Adviser. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Adviser on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and Sub-Adviser with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Adviser, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Adviser’s views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate. The Trustees noted that the Adviser and Sub-Adviser had not identified any further benefits that they would derive from their relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

FOR AMPLIFY BLACKSWAN TECH & TREASURY ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 12, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify BlackSwan Tech & Treasury ETF (the “Fund”); an Investment Sub-Advisory Agreement between the Adviser) and the Sub-Advisers, Tidal Investments, LLC (“Tidal”) and Cerity Partners, LLC (“Cerity”). Tidal and Cerity will be hereinafter referred to collectively as the “Sub-Advisers”.

The Fund was originally approved by the Board and its Independent Trustees on or about September 14, 2021 for an initial two-year term. At the September 14, 2021 meeting, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval for the initial two year term. In preparation for the meetings regarding the initial two year term, the Board requests and reviews a wide variety of information from the Adviser and the sub-advisers, who at the time were Tidal and ARGI Investment Services LLC (“ARGI”). Thus, a meeting was held on September 14, 2021 to discuss and review the Agreements with respect to the Fund. At the September 14, 2021 meeting, the Board, including the Independent Trustees, after reviewing the information provided by the Adviser and Tidal and ARGI as the sub-advisers, approved the retention of the Adviser; Tidal and ARGI as the Sub-Adviser and their respective Agreements for the initial two-year term.

Thereafter, the Board is required to hold a meeting to discuss and review the Agreements with respect to the Fund for additional one year terms following the initial approval. Prior to the end of the two year term, the Board was recently advised that ARGI has merged with and into Cerity and convened a meeting on March 15, 2023 to approve Cerity as the sub-adviser to the Fund, replacing ARGI. At the meeting on September 12, 2023, the Board reviewed and approved the Adviser, Tidal and Cerity as the Sub-Advisers, and their respective Agreement for an additional one year term. Prior to the meeting held on September 12, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Advisers regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Advisers; (ii) the Adviser’s and the Sub-Advisers’ costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Advisers; and (iii) the existence, or anticipated existence, of economies of scale. Prior to and at the meeting held on September 12, 2023, representatives from the Adviser and the Sub-Advisers, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s and the Sub-Advisers’ fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Advisers provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser’s and the Sub-Advisers’ oral presentations and any other information that the Board received at the meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Advisers and the personnel and resources of the Adviser and Sub-Advisers, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and the Sub-Advisers regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.49% as compared to information provided by the Adviser on other similar products. The Trustees also considered that the Adviser and Sub-Advisers had managed this Fund to the Board’s satisfaction over the course of the previous four years. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Advisers, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Advisers. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Advisers on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and the Sub-Advisers with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Advisers as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Advisers, but that a unitary fee provides a level of certainty in expenses for the Fund.

The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s nd Sub-Advisers’ views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate. The Trustees noted that the Adviser and Sub-Advisers had not identified any further benefits that it would derive from its relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

AMPLIFY CASH FLOW DIVIDEND LEADERS ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 13, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify Cash Flow Dividend Leaders ETF (the “Fund”), (2) the Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC on behalf of the Fund; and (3) the Investment Sub-Advisory Agreement between the Adviser and Kelly Strategy Management LLC (doing business as Kelly Intelligence) on behalf of the Fund (collectively, the “Agreements”). Penserra Capital Management LLC and Kelly Strategy Management LLC (doing business as Kelly Intelligence) will be hereinafter referred to collectively as the “Sub-Advisers”.

The Fund was approved by the Board and its Independent Trustees on or about June 13, 2023 for an initial two-year term. During the initial approval, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term using the same process identified above.

On or about June 13, 2023, the Board called and held a meeting to decide whether to approve the Agreements for the initial two year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. At the June 13, 2023 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Advisers and the Agreements for the initial two-year term.

Prior to the meeting held on June 13, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Advisers regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Advisers; (ii) the Adviser and the Sub-Advisers’ costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Advisers and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on June 13, 2021, representatives from the Adviser and the Sub-Advisers, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Advisers’ fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Advisers provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Advisers’ oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Advisers, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and Sub-Advisers regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.39% as compared to information provided by the Adviser on other similar products. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Advisers, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Advisers. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Advisers on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and Sub-Advisers with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Advisers as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Advisers, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Advisers’ views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Advisers had not identified any further benefits that they would derive from their relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

AMPLIFY CASH FLOW HIGH INCOME ETF

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 13, 2023, the Board of Trustees (the “Board”) of Amplify ETF Trust (the “Trust”) considered the approval of, and approved, the following agreements (collectively, the “Agreements”): (1) an Investment Management Agreement between Amplify Investments LLC (the “Adviser”) and the Trust, on behalf of the Amplify Cash Flow High Income ETF (the “Fund”), (2) the Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management LLC on behalf of the Fund; and (3) the Investment Sub-Advisory Agreement between the Adviser and Kelly Strategy Management LLC (doing business as Kelly Intelligence) on behalf of the Fund (collectively, the “Agreements”). Penserra Capital Management LLC and Kelly Strategy Management LLC (doing business as Kelly Intelligence) will be hereinafter referred to collectively as the “Sub-Advisers”.

The Fund was approved by the Board and its Independent Trustees on or about June 13, 2023 for an initial two-year term. During the initial approval, the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board will call and hold a meeting to decide whether to renew the Agreements for an additional one-year term using the same process identified above.

On or about June 13, 2023, the Board called and held a meeting to decide whether to approve the Agreements for the initial two-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser and the Sub-Adviser. At the June 13, 2023 meeting, the Board, including the Independent Trustees, approved the retention of the Adviser and the Sub-Advisers and the Agreements for the initial two-year term.

Prior to the meeting held on June 13, 2023, the Board, including the Independent Trustees, reviewed written materials from the Adviser and the Sub-Advisers regarding, among other things: (i) the nature, extent and quality of the services to be provided to fund shareholders by the Adviser and the Sub-Advisers; (ii) the Adviser and the Sub-Advisers’ costs and profits expected to be realized in providing their services, including any fall-out benefits expected to be enjoyed by the Adviser and the Sub-Advisers and (iii) the existence, or anticipated existence, of economies of scale.

Prior to and at the meeting held on June 13, 2021, representatives from the Adviser and the Sub-Advisers, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser and the Sub-Advisers’ fees and other aspects of the Agreements. Among other things, representatives from the Adviser and the Sub-Advisers provided overviews of their advisory businesses, including investment personnel and investment processes. The representatives also discussed the rationale for launching the Fund, the Fund’s fees and fee structures of comparable investment companies. The Board then discussed the written materials that it received before the meeting and the Adviser and Sub-Advisers’ oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees considered information concerning the functions to be performed by the Adviser and the Sub-Adviser and the personnel and resources of the Adviser and Sub-Advisers, including the investment management team that will be responsible for the day-to-day management of the Fund and the portfolio manager responsible for investing the portfolio of the Fund. The Trustees also considered statements by the Adviser and Sub-Advisers regarding their respective financial conditions, that each was financially stable and could support its performance of the services under its Agreement. The Trustees also considered the services to be provided by the Adviser in its oversight of the Fund’s service providers.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers to the Fund under the respective Agreement were expected to be appropriate and reasonable.

Amplify ETF Trust

Board Considerations Regarding Approval of
Investment Management Agreement and Sub-Advisory Agreement

October 31, 2023 (Continued)

Fees, Expenses and Profitability. The Trustees discussed the information provided by the Adviser on the Fund’s proposed investment management fee of 0.65% as compared to information provided by the Adviser on other similar products. The Trustees noted that the proposed annual investment management fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund, including fees payable to the Sub-Advisers, except brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, distribution and service fees payable pursuant to a 12b-1 Plan, if any, and extraordinary expenses. The Board concluded that the unitary investment management fee to be charged to the Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser and Sub-Advisers. In conjunction with their review of the unitary investment management fee, the Trustees considered information provided by the Adviser and Sub-Advisers on their costs to be incurred in connection with the proposed Agreement and their estimated profitability and that any profitability would not be excessive. The Trustees concluded that the estimated profits to be realized by the Adviser and Sub-Advisers with respect to the Fund appeared to be reasonable.

Economies of Scale and Whether the Fee Level Reflects These Economies of Scale. The Trustees considered the information provided by the Adviser and the Sub-Advisers as to the extent to which economies of scale may be realized as the Fund grows and whether the fee level reflects economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser and Sub-Advisers, but that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees considered whether the proposed advisory fee rate for the Fund is reasonable in relation to the projected asset size of the Fund. The Trustees noted the Adviser’s and Sub-Advisers’ views on their expectations for growth, noting that, initially, the Adviser did not anticipate any material economies of scale. The Trustees concluded that the flat investment management fee was reasonable and appropriate.

The Trustees noted that the Adviser and Sub-Advisers had not identified any further benefits that they would derive from their relationship with the Fund, and had noted that they will not, initially, have any soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, have determined to approve the Agreements for the Fund.

Amplify ETF Trust

Disclosure of Fund Expenses

October 31, 2023 (Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs and transaction fees, which include costs for ETF management and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other funds. The examples are based on investment of $1,000 made at the beginning of the period shown and held for the periods shown below.

The table below illustrates your fund’s costs in two ways:

ACTUAL FUND RETURN

This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the period shown. “Expenses Paid During Period” shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid during the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your fund under “Expenses Paid During Period.”

HYPOTHETICAL 5% RETURN

This section helps you compare your fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the “Annualized Expense Ratio” for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your fund’s comparative cost by comparing the hypothetical result of your fund under “Expenses Paid During Period” with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your fund’s actual return — the account values shown may not apply to your specific investment.

			Actual Fund Return		Hypothetical 5% Return
	Annualized Expense Ratios	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period(a)	Ending Account Value 10/31/2023	Expenses Paid During Period(a)
YYY	0.50%	$1,000.00	$973.90	$2.49	$1,022.68	$2.55
IBUY	0.65%	1,000.00	997.10	3.27	1,021.93	3.31
DIVO	0.55%	1,000.00	972.50	2.73	1,022.43	2.80
BLOK	0.70%	1,000.00	1,034.00	3.59	1,021.68	3.57
BATT	0.59%	1,000.00	804.40	2.68	1,022.23	3.01
SWAN	0.49%	1,000.00	913.50	2.36	1,022.74	2.50
EMFQ	0.69%	1,000.00	889.50	3.29	1,021.73	3.52
CNBS	0.75%	1,000.00	917.60	3.63	1,021.42	3.82
ISWN	0.49%	1,000.00	872.60	2.31	1,022.74	2.50
MVPS	0.49%	1,000.00	980.80	2.45	1,022.74	2.50
QSWN	0.49%	1,000.00	962.10	2.42	1,022.74	2.50
IWIN	0.85%	1,000.00	1,054.80	4.40	1,020.92	4.33
NDIV	0.59%	1,000.00	1,070.10	3.08	1,022.23	3.01
IDVO	0.65%	1,000.00	1,003.20	3.28	1,021.93	3.31

Amplify ETF Trust

Disclosure of Fund Expenses

October 31, 2023 (Unaudited) (Continued)

			Actual Fund Return		Hypothetical 5% Return
	Annualized Expense Ratios	Beginning Account Value 9/12/2023(b)	Ending Account Value 10/31/2023	Expenses Paid During Period(c)	Ending Account Value 10/31/2023	Expenses Paid During Period(a)
COWS	0.39%	$1,000.00	$930.60	$0.51	$1,023.24	$1.99
			Actual Fund Return		Hypothetical 5% Return
	Annualized Expense Ratios	Beginning Account Value 9/19/2023(b)	Ending Account Value 10/31/2023	Expenses Paid During Period(d)	Ending Account Value 10/31/2023	Expenses Paid During Period(a)
HCOW	0.65%	$1,000.00	$948.20	$0.73	$1,021.93	$3.31

(a)   The dollar amounts shown as expenses paid during the period are equal to the Fund’s annualized expense ratio multiplied by the average account value during the period, multiplied by 184/365 (to reflect the one-half year period).

(b)   Fund Commencement.

(c)   The dollar amount shown as expenses paid during the period for COWS is multiplied by 49/365, which is the number of days since inception divided by the number of days in the year.

(d)   The dollar amount shown as expenses paid during the period for HCOW is multiplied by 42/365, which is the number of days since inception divided by the number of days in the year.

Amplify ETF Trust

Trustees and Officers of the Trust

October 31, 2023 (Unaudited)

The following chart lists Trustees and Officers as of October 31, 2023.

Set forth below are the names, ages, addresses, position with the Trust, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-267-3837. Furthermore, you can obtain the SAI by accessing the Commission’s website at www.sec.gov or by accessing the Funds’ website at www.amplifyetfs.com.

Name, Address, and Year of Birth	Position and Offices with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past 5 Years
Interested Trustees
Christian Magoon(1) c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	Indefinite term Since January 2015	Chief Executive Officer, Magoon Capital (2010 – present); Chief Executive Officer, YieldShares, LLC (2013 – present); Chief Executive Officer, Amplify Invesments LLC (2015 – present); President, Amplify Investments LLC (2015 – 2018)	16	None
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1979	Trustee	Indefinite term Since January 2015	Attorney, City of Naperville, Illinois (2007 – present); member, Elder board of the Compass Church, (2013 – present);	16	None
Rick Powers c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1957	Trustee	Indefinite term Since January 2015	Director, Department of Public Works, City of Peoria, Illinois (2019 – Present); Deputy Commissioner, Transportation, State of Indiana (2014 – 2019);	16	None
Mark Tucker c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1963	Trustee	Indefinite term Since January 2015	Sole member, Aspen Equity Partners, LLC (2009 – present); New Liberty Popcorn, LLC (2015 – 2021)	16	None

Amplify ETF Trust

Trustees and Officers of the Trust

October 31, 2023 (Unaudited) (Continued)

Name, Address, and Year of Birth	Position and Offices with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Other Directorships Held
Officers of the Trust
Ed Keiley c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Chief Compliance Officer	Indefinite term Since January 2015	Chief Compliance Officer, Amplify Investments LLC (2016 – present); Trader Compliance, Inc. (2003 – present)	N/A
Bradley H. Bailey c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1967	Chief Financial Officer	Indefinite term 2016	Chief Financial Officer, Amplify Investments LLC (2016 – present)	N/A
William H. Belden c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Vice President	Indefinite term 2020	President, Amplify Investments LLC (2018 – present)	N/A
David Wilding c/o Amplify Investments LLC 3333 Warrenville Road Suite 350 Lisle, IL 60532 Y.O.B.: 1965	Secretary	Indefinite term 2023	Chief Operating Officer, Amplify Investments LLC (2023 – present); General Counsel/Chief Compliance Officer, Performance Trust Captial Partners, LLC/PT Assessment, LLC (1996 – 2022)	N/A

(1)   Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of Amplify Investments LLC and Chief Executive Officer and President of the Trust.

Amplify ETF Trust

Additional Information

October 31, 2023 (Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year/period ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.5%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

YYY	13.84%
IBUY	0.00%
DIVO	98.82%
BLOK	0.00%
BATT	81.48%
SWAN	0.00%
EMFQ	85.80%
CNBS	0.00%
ISWN	0.00%
MVPS	0.00%
QSWN	0.00%
IWIN	78.94%
NDIV	100.0%
IDVO	100.0%
COWS	87.28%
HCOW	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year/period ended October 31, 2023 was as follows:

YYY	0.99%
IBUY	0.00%
DIVO	98.89%
BLOK	0.00%
BATT	0.59%
SWAN	0.00%
EMFQ	0.00%
CNBS	0.00%
ISWN	0.00%
MVPS	0.00%
QSWN	0.00%
IWIN	76.39%
NDIV	51.13%
IDVO	2.78%
COWS	87.28%
HCOW	0.00%

Amplify ETF Trust

Additional Information

October 31, 2023 (Unaudited) (Continued)

Short Term Capital Gains

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each fund were as follows:

YYY	0.00%
IBUY	0.00%
DIVO	0.00%
BLOK	0.00%
BATT	0.00%
SWAN	0.00%
EMFQ	0.00%
CNBS	0.00%
ISWN	0.00%
MVPS	0.00%
QSWN	0.00%
IWIN	0.00%
NDIV	0.00%
IDVO	0.00%
COWS	0.00%
HCOW	0.00%

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the year ended October 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Credible Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
BATT	$190,935	$0.2492	99.01%
EMFQ	2,711	0.4397	100.00%
IDVO	71,223	0.6318	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Amplify ETF Trust

Supplemental Information

October 31, 2023 (Unaudited)

DISTRIBUTION OF PREMIUMS AND DISCOUNTS

NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the composite closing price each day. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available, without charge, on the Fund’s website at www.amplifyetfs.com.

INFORMATION ABOUT THE TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-267-3837. Furthermore, you can obtain the SAI by accessing the Commission’s website at www. sec.gov or by accessing the Fund’s website at www.amplifyetfs.com.

DELIVERY OF SHAREHOLDER DOCUMENTS—HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Amplify ETF Trust

Privacy Policy

October 31, 2023 (Unaudited)

AMPLIFY ETFS AND AMPLIFY AFFILIATES PRIVACY POLICY

Amplify recognizes the importance of protecting your personal and financial information when you visit our websites (each a “Website” and together “Websites”). This Policy is designed to help you understand the information collection practices on all Websites owned or operated by or on behalf of companies within the Amplify group of companies, including: Amplify Investments LLC, Amplify Development LLC, and Amplify Holding Company LLC. We are committed to:

(a) protecting the personal information you provide to us;

(b) telling you how we use the information we gather about you; and

(c) ensuring that you know why we intend to disclose your personal information.

CHANGES TO THIS PRIVACY POLICY

This Privacy Policy is dated January 1, 2016. Amplify reserves the right to amend this Privacy Policy at any time without notice, by updating this posting, in which case the date of the Policy will be revised. The current version of this Policy can be accessed from the link on the www.amplifyetfs.com homepage.

INFORMATION COLLECTION AND USE

Personally Identifiable Information: The personally identifiable information you submit to our Websites is used to service your interest and to improve our services to you and/or to provide you with information on Amplify products and services. The types of personal information that may be collected at our Websites include: name, address, email address and telephone number. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy.

Additionally, if the Website is a password protected site, then (a) once you submit your password and enter, the Website will recognize who you are and will collect all information that you submit, including all electronic instructions (including all transaction information), and (b) any information collected about you from the Website may be associated with other identifying information that we have about you.

Aggregate Information: We generally record certain usage information, such as the number and frequency of visitors to our Websites. This information may include the websites that you access immediately before and after your visit to our Websites, the Internet browser you are using and your IP address. If we use such data at all it will be on an aggregate basis, and we will not disclose to third parties any information that could be used to identify you personally.

Service Providers: We may use internal or external service providers to operate our Websites and employ other persons to perform work on our behalf, such as sending postal mail and e-mail. These persons may have access to the personally identifiable information you submit through the Websites, but only for the purpose of performing their duties. These personnel may not use your personally identifiable information for any other purpose.

Compliance with Laws: We do not automatically collect personally identifiable information from visitors to our Websites, except to the extent we are required to do so pursuant to some statute or regulation applicable to us. We will not provide any personally identifiable information to any other persons, except if we are required to make disclosures by any law, any government or private parties in connection with a lawsuit, subpoena, investigation or similar proceeding.

E-mail and Marketing: Amplify does not sell its customers’ e-mail addresses, nor will we provide your personal information to third parties for their marketing purposes. Amplify will not send you e-mail messages without first receiving your permission, unless it relates to servicing your account or unless you have consented to receiving electronic delivery of fund documents as part of our E-Delivery service. It is our policy to include instructions for unsubscribing from these permission-based programs. We recommend that you do not send us any individual personal information via non secure methods of correspondence, including via public electronic communication channels, such as Internet e-mail, which are generally not secure.

Amplify ETF Trust

Privacy Policy

October 31, 2023 (Unaudited) (Continued)

Business Transfers: If the business, stock or assets of Amplify are acquired or merged with another business entity, we will share all or some of your information with this entity to continue to provide our service to you. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you may decline such use at such time.

Disclosure to Third Parties: The personal information you provide to us will only be disclosed to third parties if we have your permission, or as set out in this Privacy Policy. We may disclose details about the general use of our Websites to third parties – for example, to demonstrate patterns of use to advertisers and other business partners. Information we pass on for this purpose will not include any personal information by which you may be identified. We endeavor to prevent unauthorized disclosures of your personal information by third parties but we are not responsible for any unauthorized disclosures or other breaches of security or for the actions of others if the information was passed to them with your authority or with the authority of anyone other than us or our group companies.

COOKIES

What are Cookies?

Cookies are small text files that are stored in your computer’s memory and hard drive when you visit certain web pages. They are used to enable websites to function or to provide information to the owners of a website.

Why Do We Use Cookies?

Cookies help us to provide customized services and information. We use cookies on all our Websites to tell us, in general terms, how and when pages in our Websites are visited, what our users’ technology preferences are – such as what type of video player they use – and whether our Websites are functioning properly.

If you are using one of our password-protected sites, then the website may use cookies or other technology to help us authenticate you, store and recognize your configuration and user attributes, facilitate your navigation of the website and customize its content so that the information made available is likely to be of more interest to you.

In broad terms, we use cookies on our Websites for the following purposes:

•     Analytical purposes: Analytical cookies allow us to recognize measure and track visitors to our Websites. This helps us to improve and develop the way our Websites work, for example, by determining whether site visitors can find information easily, or by identifying the aspects of websites that are of the most interest to them.

•     Usage preferences: Some of the cookies on our Websites are activated when visitors to our sites make a choice about their usage of the site. Our Websites then ‘remember’ the settings preferences of the user concerned. This allows us to tailor aspects of our sites to the individual user.

•     Terms and conditions: We use cookies on our Websites to record when a site visitor has seen a policy, such as this one, or provided consent, such as consent to the terms and conditions on our Websites. This helps to improve the user’s experience of the site – for example, it avoids a user from repeatedly being asked to consent to the same terms.

•     Session management: The software that runs our websites uses cookies for technical purposes needed by the internal workings of our servers. For instance, we use cookies to distribute requests among multiple servers, authenticate users and determine what features of the site they can access, verify the origin of requests, keep track of information about a user’s session and determine which options or pages to display in order for the site to function.

•     Functional purposes: Functional purpose cookies store information that is needed by our applications to process and operate. For example, where transactions or requests within an application involve multiple workflow stages, cookies are used to store the information from each stage temporarily, in order to facilitate completion of the overall transaction or request.

Amplify ETF Trust

Privacy Policy

October 31, 2023 (Unaudited) (Continued)

Further Information About Cookies

If you would like to find out more about cookies in general and how to manage them, please visit www.allaboutcookies.org.

THIRD PARTY WEBSITES

Amplify disclaims responsibility for the privacy policies and customer information practices of third party internet websites hyperlinked from our Website or this Privacy Policy.

SECURITY

Amplify protects your personal information when you transact business on our Website by requiring the use of a browser software program that supports industry standard SSL encryption with 128-bit key lengths. The “128-bit” designation refers to the length of the key used to encrypt the data being transmitted, with a longer key representing a higher level of security.

CONTACT US

We welcome inquiries or comments about our Privacy Policy and any queries or concerns about Amplify ETFs at support@amplifyetfs.com or 1-855-267-3837.

Investment Adviser:

Amplify Investments LLC
3333 Warrenville Road, Suite 350
Lisle, IL 60532

Investment Sub-Advisers:
Penserra Capital Management, LLC 4 Orinda Way, Suite 100-A Orinda, CA 94563	Capital Wealth Planning 1016 Collier Center Way Naples, FL 34110
Tidal Investments, LLC 234 W. Florida St., Suite 203 Milwaukee, WI 53204	Cerity Partners LLC 335 Madison Avenue, 23rd Floor New York, NY 10017
Seymour Asset Management LLC 1 Old Point Road Quogue, New York 11959	Kelly Strategic Management, LLC 7887 East Belleview Avenue, Suite 1100 Denver, CO 80111

Legal Counsel:

Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator:

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Transfer Agent:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:

U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mark Tucker is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
( a ) Audit Fees	$239,000	$213,500
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$53,000	$50,000
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$53,000	$50,000
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Michael DiSanto, Rick Powers, and Mark Tucker.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Amplify ETF Trust

By (Signature and Title)	/s/ Christian Magoon,
Christian Magoon,
President and Chief Executive Officer

Date	January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christian Magoon,
Christian Magoon,
President and Chief Executive Officer

Date	January 3, 2024

By (Signature and Title)	/s/ Bradley H. Bailey,
Bradley H. Bailey,
Chief Financial Officer

Date	January 3, 2024

* Print the name and title of each signing officer under his or her signature.